                                                                    EXHIBIT 99.5

                       ----------------------------------
                       CONVERSION APPRAISAL UPDATE REPORT

                           STATEN ISLAND BANCORP, INC.

                          PROPOSED HOLDING COMPANY FOR

                           STATEN ISLAND SAVINGS BANK
                             STATEN ISLAND, NEW YORK



                                  DATED AS OF:
                                NOVEMBER 6, 1997
                       ----------------------------------










                                  PREPARED BY:

                                RP FINANCIAL, LC.
                             1700 NORTH MOORE STREET
                                   SUITE 2210
                            ARLINGTON, VIRGINIA 22209

[RP FINANCIAL, LC. LETTERHEAD]




                                                                November 6, 1997

Board of Directors
Staten Island Bancorp, Inc.
Staten Island Savings Bank
15 Beach Street
Staten Island, New York 10304

Gentlemen:

         We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock of Staten Island Savings Bank, Staten Island, New York ("SISB" or the "Bank"). The stock will be issued in connection with the Bank's Plan of Conversion, pursuant to which the Bank will convert from a federally chartered mutual savings bank to a federally chartered stock savings bank and holding company reorganization such that the Bank will be a subsidiary of Staten Island Bancorp, Inc. (the "Company"), whereby the Company's stock will be offered through a subscription and community offering. This appraisal update is being furnished to the Office of Thrift Supervision, Washington, D.C. ("OTS"). Our original appraisal report, dated July 17, 1997 (the "Original Appraisal") and first updated appraisal, dated September 5, 1997 (the "First Update") are incorporated herein by reference. As in the preparation of our Original Appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

         This updated appraisal reflects: (1) the Bank's recent financials through September 30, 1997; (2) an updated comparison of SISB's financial condition and operating results versus the Peer Group companies; (3) changes in market conditions for thrift stocks since September 5, 1997; and (4) the subscription offering results.

         Pro forma market value is defined as the price at which SISB's stock immediately upon its conversion from a mutual to a stock institution would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

RP Financial, LC.
Board of Directors
November 6, 1997
Page 2


Discussion of Relevant Considerations

         1.      Updated Financial Results

                 The Bank has released its Form 10Q for September 30, 1997, reflecting unaudited financial statements for the first nine months of calendar 1997, thus this update reflects the most recent financial information (the Form 10Q is incorporated by reference). The First Update, dated September 5, 1997, incorporated recent developments through June 30, 1997.

                 During the last three months, the Bank continued to demonstrate asset growth, increasing by $222.7 million to $2.194 billion. The interim growth largely reflected a leveraging strategy, whereby securities (largely mortgage-backed and related securities or "MBS") have been purchased utilizing borrowed funds, primarily repurchase agreements. Specifically, during the last three months, securities available for sale increased $189.5 million to $960.4 million, funded by a $185.8 million increase in borrowings to $245.8 million. Over 80 percent of the investment securities at September 30, 1997 were comprised of MBS (primarily agency securities), and all investment securities continue to be designated as available for sale ("AFS").

                 The Bank's $33.8 million loan growth over the last three months has continued to reflect a moderate pace, representing 0.3 percent for the quarter. The loan portfolio growth reflected increased loan demand, new loan products and continued emphasis on commercial and other lending.

                 The Bank's updated credit quality measures reflected stabilization of the non-performing assets ratio as the 1.15 percent ratio at September 30, 1997 compared closely to the 1.18 percent ratio at June 30, 1997, even though the balance of non-performing assets increased to $24.7 million from $22.8 million, respectively.

                 Intangible assets declined by $0.5 million during the September 1997 quarter to $18.9 million, reflecting continued amortization.

                 Deposits grew by $24.1 million or 1.4 percent during the quarter to $1.666 billion, led by growth in time deposits.

                 The Bank's equity capital increased by $10 million during the September 1997 quarter, reflecting $6 million of retained earnings and a $4 million increase in the equity adjustment resulting from FAS 115.

                 The Bank's operating results for the 12 months ended September 30, 1997 over the 12 month period ended June 30, 1997 showed marginal improvement, both in terms of reported and core profitability. Specifically, reported earnings increased to nearly $24 million for the September period, or
1.23 percent of average assets, as compared to $22.4 million for the June period, or 1.22 percent of average assets. Pre-tax earnings also showed improvement for the most recent trailing 12 months period, though to a lesser degree than after-tax earnings, $35.2 million for the September period versus $34.4 million for the June period. Both periods were impacted by non-recurring items or losses on securities transaction from portfolio restructuring as well as a $4.7 million reversal of previously deferred income taxes related to bad debt reserves accumulated for state and city purposes. Adjusting earnings to exclude the impact of such items

RP Financial, LC.
Board of Directors
November 6, 1997
Page 3

                                     Table 1
                           Staten Island Savings Bank
                              Recent Financial Data

                                             At April 30, 1997              At June 30, 1997            At September 30, 1997
                                         -------------------------     -------------------------     --------------------------
                                                           (% of                          (% of                          (% of
                                           Amount          Assets)        Amount         Assets)       Amount           Assets)
                                           ------          -------        ------         -------       ------           -------
                                           ($000)            (%)          ($000)           (%)         ($000)             (%)
Balance Sheet Data
------------------
Total assets                             $1,848,295         100.0%     $1,921,810         100.0%     $2,144,500         100.0%
Cash and cash equivalents                   113,744           6.2%         77,399           4.0%         36,300           1.7%
Securities available for sale               677,486          36.7%        770,830          40.1%        960,375          44.8%
Loans receivable, net                       976,501          52.8%      1,004,039          52.2%      1,037,862          48.4%
Intangible assets                            19,798           1.1%         19,452           1.0%         18,933           0.9%
Deposit accounts                          1,606,793          86.9%      1,642,343          85.5%      1,666,492          77.7%
Borrowings                                   30,043           1.6%         60,043           3.1%        245,841          11.5%
Total equity (1)                            177,295           9.6%        185,251           9.6%        195,283           9.1%

                                               12 Months Ended              12 Months Ended                12 Months Ended
                                               April 30, 1997                June 30, 1997                September 30, 1997
                                          ------------------------      ------------------------      -------------------------
                                                          (% of Avg.                    (% of Avg.                    (% of Avg.
                                            Amount         Assets)        Amount         Assets)        Amount          Assets)
                                            ------         -------        ------         -------        ------          -------
                                            ($000)           (%)          ($000)           (%)          ($000)            (%)
Summary Income Statement
------------------------
Interest income                           $ 128,149          7.15%      $ 129,536          7.04%      $ 133,645          6.85%
Interest expense                            (50,597)        -2.82%        (51,144)        -2.78%        (53,536)        -2.75%
                                          ---------          ----        ---------         ----       ---------          ----
  Net interest income                        77,552          4.33%         78,392          4.26%         80,109          4.10%

Provision for losses                         (5,667)        -0.32%         (6,001)        -0.33%         (6,502)        -0.33%
Other operating income                        6,980          0.39%          7,083          0.38%          7,391          0.38%
Securities transactions                      (3,436)        -0.19%         (3,533)        -0.19%         (2,938)        -0.15%
Non-interest expense
    (incl. amort. of intang.)               (41,689)        -2.33%        (41,558)        -2.26%        (42,865)        -2.20%
                                          ---------          ----       ---------          ----       ---------          ----
  Income before taxes                        33,740          1.88%         34,383          1.87%         35,195          1.80%
Income taxes (2)                            (11,945)        -0.67%        (11,989)        -0.65%        (11,201)        -0.57%
                                          ---------          ----       ---------          ----       ---------          ----
Net income                                $  21,795          1.22%      $  22,394          1.22%      $  23,994          1.23%

Earnings Excl. Non-Oper. Items
------------------------------
Net income before tax                     $  33,740          1.88%      $  34,383          1.87%      $  35,195          1.80%
Less: Non-recurring expense                   3,636          0.19%          3,533          0.19%          2,938          0.15%
Tax effect (47%)                             17,473         -0.98%        (17,821)        -0.97%        (17,923)        -0.91%
                                          ---------          ----       ---------          ----       ---------          ----
  Adjusted earnings                       $  19,703          1.10%      $  20,095          1.09%      $  20,210          1.04%

(1) Reflects FAS 115 available for sale adjustments to equity capital of $3.5, $6.7 and $11.3 million as of April 30, June 30 and September 30, 1997, respectively.

(2)  Reflects income tax reversal of $4.7 million for each 12 month period.

Sources: SISB's original and amended prospectus, data provided by SISB and RP Financial calculations.

RP Financial, LC.
Board of Directors
November 6, 1997
Page 4

indicated a small increase from $20.1 million for the trailing 12 months ended June 30, 1997 to $20.2 million for the trailing 12 months ended September 30, 1997. The adjusted profitability ratio as a percent of average assets declined in the most recent 12 month period to 1.04 percent due to a decline in the net interest income ratio, which is attributable to (1) a narrower spread from the leveraging strategy, (2) a decrease in the average yield on the loan portfolio primarily due to the increased loan repayment activity in higher yielding loans and the downward repricing of certain adjustable rate mortgage loans, and (3) an increase in interest expense due to the increased proportion of time deposits.

                 The dollar amount of operating expenses increased for the most recent trailing 12 month period, but the higher average assets balance led to a small decline in the operating expense ratio to 2.20 percent. Other operating income increased marginally for the most recent 12 month period, while the ratio as a percent of average assets remained unchanged at 0.38 percent.

                 The Bank's efficiency ratio (operating expenses, net of amortization of intangibles, as a percent of the sum of net interest income and other operating income) remained nearly constant for the most recent 12 month period at 46.3 percent, as compared to 46.2 percent for the 12 months ended June 30, 1997 -- the lower net interest income ratio was offset by a lower operating expense ratio (before intangibles amortization).

                 Loan loss provisions exhibited little change for the most recent trailing 12 month period, resulting in the same ratio as a percent of average assets at 0.33 percent. Valuation allowances as a percent of total loans and non-performing loans at September 30, 1997 equaled 1.38 and 61.7 percent, respectively, versus comparative ratios of 1.44 and 64.4 percent, respectively, at June 30, 1997.

                 The Bank's effective tax rate for the 12 months ended September 30, 1997 equaled 31.8 percent, versus 34.9 percent for the trailing 12 months ended June 30, 1997. As previously noted, both periods reflect a $4.7 million reversal of previously deferred income taxes related to the bad debt reserves accumulated for state and city purposes. Excluding the tax reversal, the effective tax rate would have closely approximated the Bank's effective statutory rate of 47 percent.

         2.      Peer Group Financial Comparisons

                 Tables 2 and 3 present the financial characteristics and operating results for SISB, the Peer Group and all publicly-traded SAIF-insured thrifts.

                 In general, the comparative balance sheet ratios for the Bank and the Peer Group did not vary significantly from the ratios exhibited in the Original Appraisal and First Update. Relative to the Peer Group, the Bank's interest-earning asset composition continued to reflect lower concentrations of cash and investments and loans and a higher level of mortgage-backed securities. Overall, consistent with the Original Appraisal, SISB maintained a relatively comparable level of interest-earning assets to assets as the Peer Group, with each at 97.1 percent.

                 The overall mix of deposits and borrowings showed small change since the First Update. SISB's funding composition continued to reflect a higher concentration of deposits and

RP Financial, LC.
Board of Directors
November 6, 1997
Page 5

a lower concentration of borrowings, relative to the comparative Peer Group measures, despite the rapid growth in the Bank's borrowings utilization. Updated interest-bearing liabilities to assets ratios equaled 89.2 percent and
87.4 percent for the Bank and the Peer Group, respectively, with SISB's slightly higher ratio attributable to a lower capital position. SISB posted an updated equity-to-assets ratio of 9.1 percent, versus a comparative ratio of
10.4 percent for the Peer Group. The Bank continues to have a higher level of intangible assets, equaling 0.9 percent and 0.5 percent of SISB's and the Peer Group's assets, respectively. Overall, SISB's updated interest-earning assets to interest-bearing liabilities ("IEA/IBL") ratio equaled 108.9 percent, which remained below the comparative Peer Group average of 111.1 percent. The additional capital realized from the stock conversion should serve to address the lower IEA/IBL ratio currently maintained by the Bank.

                 Credit quality measures continued to indicate a higher degree of credit risk exposure for SISB. The Bank's updated ratios for non-performing assets/assets and nonperforming loans/loans equaled 1.15 percent and 2.35 percent, respectively, versus comparative ratios of 0.64 percent and 1.00 percent for the Peer Group. Loss reserves remained higher for the Peer Group as a percent of non-performing assets (101.4 percent versus 59.2 percent for SISB) and remained higher for SISB as a percent of loans (1.38 percent versus
0.97 percent for the Peer Group).

                 Updated growth rates for SISB reflect annualized growth for the 9 months ended September 30, 1997; the Peer Group's growth rates reflect growth for the latest 12 months. The Bank's faster growth is attributable to its leveraging strategy during 1997. In terms of deposit growth, the Bank realized faster growth, although this may partially reflect net deposit inflow from those seeking to gain subscription rights.

                 Consistent with the Original Appraisal and First Update, the Bank posted stronger total and tangible capital growth rates than the Peer Group (excluding the one recent stock conversion in the Peer Group), reflecting the Bank's higher return on average assets and lower capital position and the Peer Group's various capital management strategies, most notably dividend payments and stock repurchases.

                 Table 3 displays comparative operating results for SISB and the Peer Group, based on their respective earnings for the most recent trailing 12 months. The difference between the Bank's and the Peer Group's reported earnings did not change materially since the First Update, with the Bank and the Peer Group posting return on average assets ratios of 1.23 percent and 0.82 percent, respectively. Consistent with the First Update, the difference between the Bank's and the Peer Group's reported earnings was largely attributable to non-recurring items negatively impacting the Peer Group's earnings, most notably the one time special SAIF assessment paid by the majority of the Peer Group members and the one time expense associated with Ocean Federal's charitable foundation contribution. Accordingly, on a recurring earnings basis, the Bank's and Peer Group's earnings remained comparable, with SISB's stronger net interest margin continuing to be largely offset by the Peer Group's lower level of operating expenses and lower level of loss provisions.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                   Table 2
                   Balance Sheet Composition and Growth Rates
                        Comparable Institution Analysis
                              As of June 30, 1997



                                                                Balance Sheet as a Percent of Assets
                                    ----------------------------------------------------------------------------------------
                                     Cash and                          Borrowed  Subd.    Net    Goodwill Tng Net    MEMO:
                                    Investments  Loans   MBS  Deposits   Funds   Debt    Worth   & Intang  Worth  Pref.Stock
                                    ----------- ------ ------ -------- -------- ------- -------- -------- ------- ----------
Staten Island Savings Bank
--------------------------
  September 30, 1997                      12.7   48.4   36.1     77.7     11.5     0.0      9.1      0.9     8.2       0.0




SAIF-Insured Thrifts                      18.0   67.5   11.2     70.7     14.6     0.2     12.8      0.2    12.5       0.0
State of NY                               24.4   54.1   18.1     72.8     12.8     0.0     11.6      0.6    11.0       0.1
Comparable Group Average                  20.4   54.7   22.0     73.3     14.1     0.1     10.9      0.5    10.4       0.0
  Mid-Atlantic Companies                  20.4   54.7   22.0     73.3     14.1     0.1     10.9      0.5    10.4       0.0


Comparable Group
----------------

Mid-Atlantic Companies
----------------------
ALBK  ALBANK Fin. Corp. of Albany NY      15.4   71.8    8.3     82.9      3.7     0.0      9.2      1.2     8.0       0.0
DIME  Dime Community Bancorp of NY        21.2   56.3   17.9     73.3     10.6     0.0     14.5      2.0    12.5       0.0
FMCO  FMS Financial Corp. of NJ           29.7   55.5   10.3     85.6      5.0     1.8      6.6      0.1     6.4       0.0
FSPG  First Home Bancorp of NJ            39.5   51.7    7.0     59.2     33.7     0.0      6.7      0.1     6.6       0.0
FFIC  Flushing Fin. Corp. of NY           20.6   54.7   22.3     68.7     14.7     0.0     15.5      0.0    15.5       0.0
HAVN  Haven Bancorp of Woodhaven NY       31.5   54.6   11.2     69.4     23.2     0.0      5.9      0.0     5.9       0.0
IBSF  IBS Financial Corp. of NJ           24.4   27.6   46.4     77.0      4.8     0.0     17.4      0.0    17.4       0.0
JSB   JSB Financial, Inc. of NY           38.3   58.5    0.3     74.0      0.0     0.0     22.9      0.0    22.9       0.0
OCFC  Ocean Fin. Corp. of NJ              15.3   50.1   31.6     66.3     16.8     0.0     16.3      0.0    16.3       0.0
PFSB  PennFed Fin. Services of NJ          4.5   70.5   21.8     69.5     22.4     0.0      7.4      1.2     6.2       0.0
PSBK  Progressive Bank, Inc. of NY        15.3   66.8   14.2     90.8      0.0     0.0      8.6      0.9     7.6       0.0
PULS  Pulse Bancorp of S. River NJ        38.3   23.0   37.1     79.4     11.7     0.0      8.0      0.0     8.0       0.0
QCSB  Queens County Bancorp of NY          6.7   86.7    4.2     70.3     14.8     0.0     11.9      0.0    11.9       0.0
RELY  Reliance Bancorp, Inc. of NY         5.2   46.0   44.6     72.6     17.8     0.0      8.2      2.3     5.9       0.0
SFIN  Statewide Fin. Corp. of NJ           6.8   48.7   42.3     66.6     22.9     0.0      9.7      0.0     9.7       0.0
ROSE  T R Financial Corp. of NY           13.5   52.3   32.7     67.5     24.2     0.0      6.2      0.0     6.2       0.0


                                                Balance Sheet Annual Growth Rates                          Regulatory Capital
                                       ------------------------------------------------------------    -------------------------
                                               Cash and   Loans           Borrows.   Net    Tng Net
                                       Assets Investments & MBS  Deposits &Subdebt  Worth    Worth     Tangible   Core   Reg.Cap.
                                       ------ ----------- ------ -------- -------- -------- -------    -------- -------- --------
Staten Island Savings Bank
--------------------------
  September 30, 1997                     27.09     6.51    31.53      7.50       NM   18.86   22.81         7.79   8.01    18.87




SAIF-Insured Thrifts                     12.20     8.28    13.10      8.14    18.23    0.73    0.15        11.24  11.26    23.83
State of NY                              10.00    -3.14    12.26      6.59     7.84   -0.41    0.04         9.81   9.58    24.04
Comparable Group Average                  7.98    -3.57    14.63      4.55    28.00    2.05    3.07         9.11   8.79    22.08
  Mid-Atlantic Companies                  7.98    -3.57    14.63      4.55    28.00    2.05    3.07         9.11   8.79    22.08


Comparable Group
----------------

Mid-Atlantic Companies
----------------------
ALBK  ALBANK Fin. Corp. of Albany NY      8.32   -18.65    15.26      3.97       NM    4.67    3.56         6.40   6.40    11.70
DIME  Dime Community Bancorp of NY       -4.14   -47.64    24.38      1.40       NM  -10.41  -10.86         9.62   9.62    19.44
FMCO  FMS Financial Corp. of NJ           7.14    66.88    -7.61      9.57   -14.57    5.99    6.74         7.51   7.51    16.23
FSPG  First Home Bancorp of NJ            8.99     3.05    14.02     11.51     4.18   12.86   13.81         6.46   6.46    17.00
FFIC  Flushing Fin. Corp. of NY          12.18   -32.61    38.76      4.17       NM   -3.52   -3.52        10.17  10.17    21.05
HAVN  Haven Bancorp of Woodhaven NY      14.92     1.77    21.96     10.24    33.27   12.61   12.87         6.67   6.67    14.46
IBSF  IBS Financial Corp. of NJ          -2.06   -36.25    19.37     -1.69    82.03  -14.40  -14.40        17.00  17.00    62.94
JSB   JSB Financial, Inc. of NY           0.33    -9.48     8.42     -2.73       NM    5.16    5.16           NM     NM       NM
OCFC  Ocean Fin. Corp. of NJ             21.51    20.47    21.41      2.31       NM      NM      NM        12.23  12.23    30.90
PFSB  PennFed Fin. Services of NJ        21.65    40.30    22.24      9.77    93.50    7.40   12.78         5.68   5.71    12.33
PSBK  Progressive Bank, Inc. of NY       -2.54   -32.54     6.91     -2.91       NM    4.60    7.47           NM   7.75    15.34
PULS  Pulse Bancorp of S. River NJ        3.00     7.05     1.59      3.74    -6.84    6.42    6.42           NM   7.63    27.74
QCSB  Queens County Bancorp of NY        12.64    -3.72    14.17      5.53       NM  -19.49  -19.49           NM  10.32    16.85
RELY  Reliance Bancorp, Inc. of NY       10.90     9.66    12.33      6.72    32.22    5.89   12.49           NM     NM       NM
SFIN  Statewide Fin. Corp. of NJ         -0.77   -41.45     4.83      0.46    -3.56   -2.51   -2.42         9.36   9.36    24.62
ROSE  T R Financial Corp. of NY          15.56    16.06    16.12     10.67    31.75   15.41   15.41           NM   6.27    18.56


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                   Table 3
        Income as a Percent of Average Assets and Yields, Costs, Spreads
                        Comparable Institution Analysis
                   For the Twelve Months Ended June 30, 1997



                                                        Net Interest Income                   Other Income
                                                    ----------------------------           -------------------
                                                                          Loss     NII                            Total
                                             Net                         Provis.  After    Loan   R.E.   Other    Other
                                           Income  Income Expense   NII  on IEA   Provis.  Fees   Oper.  Income  Income
                                           ------  ------ ------- ------ ------- -------   ----  -----   ------  ------
Staten Island Savings Bank
--------------------------
  September 30, 1997                         1.23    6.85    2.75   4.10   0.33    3.77    0.00   0.00    0.38     0.38




SAIF-Insured Thrifts                         0.66    7.38    4.09   3.29   0.14    3.16    0.11   0.01    0.30     0.42
State of NY                                  0.72    7.12    3.70   3.42   0.19    3.23    0.07  -0.03    0.24     0.28
Comparable Group Average                     0.82    7.23    3.81   3.42   0.09    3.33    0.07  -0.01    0.19     0.24
  Mid-Atlantic Companies                     0.82    7.23    3.81   3.42   0.09    3.33    0.07  -0.01    0.19     0.24


Comparable Group
----------------

Mid-Atlantic Companies
----------------------
ALBK  ALBANK Fin. Corp. of Albany NY         0.84    7.34    3.61   3.73   0.19    3.54    0.05  -0.04    0.29     0.31
DIME  Dime Community Bancorp of NY           0.96    6.98    3.26   3.72   0.33    3.39    0.05  -0.04    0.19     0.20
FMCO  FMS Financial Corp. of NJ              0.69    7.22    3.67   3.55   0.03    3.52    0.04  -0.03    0.43     0.44
FSPG  First Home Bancorp of NJ               0.89    7.56    4.51   3.05   0.08    2.97    0.04  -0.04    0.16     0.17
FFIC  Flushing Fin. Corp. of NY              0.93    7.44    3.61   3.83   0.02    3.80    0.06  -0.03    0.15     0.18
HAVN  Haven Bancorp of Woodhaven NY          0.56    7.11    4.05   3.07   0.17    2.90    0.07  -0.01    0.53     0.58
IBSF  IBS Financial Corp. of NJ              0.49    6.99    3.86   3.13   0.01    3.12    0.05   0.00    0.04     0.09
JSB   JSB Financial, Inc. of NY              1.80    7.04    2.60   4.44   0.04    4.40    0.20   0.11    0.03     0.34
OCFC  Ocean Fin. Corp. of NJ                 0.03    6.77    3.57   3.20   0.07    3.13    0.14   0.03    0.03     0.20
PFSB  PennFed Fin. Services of NJ            0.57    7.10    4.41   2.69   0.05    2.63    0.14  -0.02    0.02     0.15
PSBK  Progressive Bank, Inc. of NY           0.99    7.73    3.94   3.78   0.28    3.50    0.02  -0.07    0.37     0.32
PULS  Pulse Bancorp of S. River NJ           0.72    7.00    4.31   2.69   0.00    2.69    0.05  -0.04    0.01     0.03
QCSB  Queens County Bancorp of NY            1.60    7.93    3.54   4.39   0.00    4.39    0.02   0.00    0.12     0.14
RELY  Reliance Bancorp, Inc. of NY           0.58    7.09    3.81   3.28   0.05    3.23    0.04  -0.02    0.14     0.15
SFIN  Statewide Fin. Corp. of NJ             0.54    7.24    3.71   3.53   0.08    3.46    0.00  -0.01    0.30     0.29
ROSE  T R Financial Corp. of NY              0.98    7.15    4.54   2.61   0.03    2.58    0.09  -0.01    0.17     0.25


                                             G&A/Other Exp.    Non-Op. Items     Yields, Costs, and Spreads
                                           ----------------   --------------     -------------------------
                                                                                                                 MEMO:     MEMO:
                                              G&A  Goodwill      Net  Extrao.        Yield     Cost  Yld-Cost  Assets/  Effective
                                            Expense  Amort.     Gains  Items      On Assets Of Funds Spread    FTE Emp. Tax Rate
                                            ------- -------   ------- -------     --------- -------- ------ ----------  --------
Staten Island Savings Bank
--------------------------
  September 30, 1997                          2.08    0.12      -0.15   0.00        7.44      3.60     3.84     3,756      31.83




SAIF-Insured Thrifts                          2.22    0.02      -0.31   0.00        7.44      4.67     2.77     4,387      37.01
State of NY                                   2.10    0.06      -0.20   0.00        7.35      4.31     3.04     4,684      37.26
Comparable Group Average                      1.86    0.06      -0.34   0.00        7.46      4.38     3.08     4,938      41.01
  Mid-Atlantic Companies                      1.86    0.06      -0.34   0.00        7.46      4.38     3.08     4,938      41.01


Comparable Group
----------------

Mid-Atlantic Companies
----------------------
ALBK  ALBANK Fin. Corp. of Albany NY          2.16    0.10      -0.29   0.00        7.67      4.11     3.56     2,945      35.13
DIME  Dime Community Bancorp of NY            1.78    0.19      -0.11   0.00        7.32      4.10     3.22     5,346      39.30
FMCO  FMS Financial Corp. of NJ               2.37    0.06      -0.50   0.00        7.56      3.97     3.59     2,025      32.89
FSPG  First Home Bancorp of NJ                1.78    0.00      -0.41   0.00        7.71      4.85     2.86     4,427      37.09
FFIC  Flushing Fin. Corp. of NY               2.23    0.00      -0.06   0.00        7.66      4.41     3.25     4,943      47.83
HAVN  Haven Bancorp of Woodhaven NY           2.22    0.01      -0.41   0.00        7.30      4.39     2.91     2,828      33.29
IBSF  IBS Financial Corp. of NJ               1.89    0.00      -0.56   0.00        7.11      4.77     2.34     5,432      35.23
JSB   JSB Financial, Inc. of NY               1.83    0.00       0.14   0.00        7.26      3.46     3.80     3,504      41.30
OCFC  Ocean Fin. Corp. of NJ                  1.68    0.00      -1.46   0.01        6.99      4.45     2.54     6,324      92.02
PFSB  PennFed Fin. Services of NJ             1.25    0.21      -0.40   0.00        7.37      4.83     2.54     6,957      37.91
PSBK  Progressive Bank, Inc. of NY            2.20    0.16       0.02   0.00        8.05      4.34     3.71     3,329      33.12
PULS  Pulse Bancorp of S. River NJ            1.08    0.00      -0.55   0.00        7.14      4.71     2.43     9,126      37.35
QCSB  Queens County Bancorp of NY             1.87    0.00      -0.03   0.00        8.13      4.30     3.83     5,258      41.42
RELY  Reliance Bancorp, Inc. of NY            1.65    0.18      -0.43   0.00        7.45      4.22     3.22     5,082      48.11
SFIN  Statewide Fin. Corp. of NJ              2.46    0.01      -0.56   0.00        7.41      4.15     3.26     3,349      24.26
ROSE  T R Financial Corp. of NY               1.34    0.00       0.15   0.00        7.27      4.96     2.31     8,128      39.98



Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.
Board of Directors
November 6, 1997
Page 8


                 In terms of core earnings strength, updated expense coverage ratios posted by SISB and the Peer Group equaled 1.97x and 1.84x, respectively. SISB's slightly higher expense coverage ratio continued to be supported by its higher net interest income to average assets ratio (4.10 percent versus 3.42 percent for the Peer Group), which was partially offset by the Peer Group's lower operating expense to average assets ratio (1.86 percent versus 2.08 percent for the Bank). The Bank's lower interest expense ratio remained the primary difference between the Bank's and the Peer Group's net interest margins, reflecting SISB's relatively lower cost of deposits.

                 Non-interest operating income remained a slightly larger contributor to the Bank's updated earnings, with such income amounting to 0.38 percent and 0.24 percent of the Bank's and the Peer Group's average assets, respectively. SISB's higher level of non-interest operating income and higher net interest margin continued to provide the Bank with a more favorable efficiency ratio than the Peer Group, at 46.3 percent and 50.8 percent, respectively.

                 Provisions for loan losses remained a more significant factor in the Bank's updated earnings than for the Peer Group, amounting to 0.33 percent and 0.09 percent of average assets, respectively. The higher loss provisions established by the Bank continued to be largely attributable to the increase in non-performing loans resulting from the Gateway acquisition and the longer than anticipated work-out period associated with the non-performing loans acquired in the Gateway acquisition.

                 The Bank's and the Peer Group's updated earnings continued to be negatively impacted by non-operating losses, amounting to 0.15 percent and
0.34 percent of average assets, respectively. The Peer Group's more significant loss remained primarily attributable to the special SAIF assessment recorded by most of the Peer Group companies and the one time expense related to Ocean Financial's charitable foundation contribution. Comparatively, SISB's non-operating loss continued to be attributable to losses recorded on the sale of investment securities, with such sales reflecting the Bank's ongoing management and restructuring of the investment portfolio.

                 SISB's effective tax rate remained below the Peer Group's, as indicated by updated effective tax rates of 31.8 percent and 41.0 percent for the Bank and the Peer Group, respectively. Consistent with the Original Appraisal, the Bank's lower effective tax was attributable to the reversal of previously deferred state and city income taxes related to the bad debt reserves. Accordingly, in assessing the Bank's core earnings relative to the Peer Group's, SISB's current effective statutory tax rate of approximately 47 percent should be applied in deriving the Bank's core earnings.

         3.      Stock Market Conditions

                 Since the date of the First Update, the performance of overall stock market has been mixed. Following a somewhat volatile market environment in early-September 1997, the stock market settled into a narrow trading range during mid-September in anticipation of third quarter earnings and August economic data. The low inflation reading indicated by the August consumer price index sent stock and bond prices sharply higher on September 16, 1997, with the

RP Financial, LC.
Board of Directors
November 6, 1997
Page 9

DJIA posting a 175 point increase and the yield on the 30-year U.S. Treasury bond posting its second largest decline in the 1990s. Uncertainty over third quarter earnings provided for a mixed stock market performance towards the end of September, while generally favorable inflation readings pushed interest rates to their lowest level in two years.

                 September employment data served to further the rally in bond prices in early-October 1997, as the September unemployment rate was unchanged at 4.9 percent and fewer jobs than expected were added to the economy during September. Lower interest rates provided for a positive stock market environment as well in the beginning of October. However, congressional testimony by the Federal Reserve Chairman, in which he indicated that it would be difficult to maintain the current balance between tight labor markets and low inflation, caused stock and bond prices to skid in mid-October. Disappointing third quarter earnings in the technology sector sharpened the sell-off in the stock market, with the Dow Jones Industrial Average ("DJIA") posting consecutive losses of more than 1.0 percent on October 16 and 17.

                 Stocks bounced back in early-week trading the following week, reflecting positive third quarter earnings surprises posted by some of the blue chip stocks. However, the recovery was abbreviated by global selling pressure led by the decline in the Hong Kong stock market, as the DJIA posted a two-day loss approximating 320 points on October 23 and 24. The sell-off in the world financial markets turned into a rout on the following Monday, with a 5.8 percent decline in the Hong Kong stock market fueling the largest ever point decline in the DJIA. On October 24, the DJIA declined 554 points or 7.2 percent. While the selling was broad based, technology stocks sensitive to Asian demand experienced some of the sharpest declines. The turmoil in the stock market provided for a sharp rally in bond prices, reflecting a flight to quality by skittish investors. The stock market recovered strongly the day after the record breaking point decline, as the DJIA surged a record breaking 337 points on October 28. Bond prices declined sharply as investors pulled out of the Treasury market to reinvest into the stock market. Market conditions remained uneven through the week ended October 31, which was followed by a soaring stock market on November 3. The DJIA posted a 232 point increase on November 3, which was supported by a resurgence in the Hong Kong market. Following the one day rally stocks traded in a narrow range through November 6, while bond prices edged higher based on expectations of slowing growth in the U.S. economy. On November 6, 1997, the DJIA closed at 7683.24, a decline of 1.8 percent since the date of the First Update.

                 Since the First Update, thrift issues in general have outperformed the overall stock market. In contrast to the overall stock market, thrift prices rallied strongly during the first half of September 1997. Stable interest rates and acquisition news sustained the positive market for thrift issues. The decline in interest rates following the release of the August consumer price index in mid-September served to further the rally in thrift prices. During late-September and early-October, interest-rate sensitive issues in general benefited from the declining interest rate environment and expectations of strong third quarter earnings. Prices of thrift and bank stocks also continued to be positively influenced by industry consolidation and rising acquisition multiples being paid for thrift and bank franchises. The upward trend in thrift prices stalled in early-October, as interest rates moved higher following warnings by the Federal Reserve Chairman of inflation back into the economy due to the tight labor markets. Thrift

RP Financial, LC.
Board of Directors
November 6, 1997
Page 10

stocks gyrated in conjunction with the overall market in late-October, with the SNL index declining by 5.2 percent on October 27 and increasing by 2.4 percent on October 28. Thrift prices further recovered on October 29, which was supported by a rally in the bond market. Aided by the favorable interest rate climate, thrift stocks posted further gains in early-November. On November 6, 1997, the SNL Index for all publicly-traded thrifts closed at 770.0, an increase of 11.2 percent since the date of the First Update.

                 Consistent with the SNL index, the pricing measures for all publicly-traded thrifts and the Peer Group generally increased since the date of the First Update. Overall, the pricing measure increases posted by all publicly-traded thrifts were similar to the comparative increases posted by the Peer Group. As in the First Update, the Peer Group maintained a higher price/book ratio and lower price/earnings multiples relative to the comparative averages for all publicly-traded thrifts. Since the date of the First Update, fifteen out of the sixteen Peer Group companies were trading at higher prices as of November 6, 1997.

                 The "new issue" market is separate and distinct from the market for seasoned issues like the Peer Group companies. Accordingly, as discussed in the Original Appraisal and First Update, RP Financial has considered the pro forma pricing and trading level of recently converted companies in this updated appraisal. Since the date of the First Update, market interest for converting thrifts has remained very strong. In recent conversion activity, most issues have experienced oversubscriptions and have posted notable price increases in initial trading activity. As shown in Table 4, the average one week change in price for standard conversion offerings completed during the latest three months equaled positive 54.0 percent. The average pro forma price/tangible book and price/earnings ratios of the recent conversions, excluding second step conversions, was 72.1 percent and 16.6 times, respectively, generally reflecting closings at supermaximum values.

RP Financial, LC.
Board of Directors
November 6, 1997
Page 11


                                    Average Pricing Characteristics

                                                    At September 5,    At November 6,         %
                                                          1997              1997            Change
                                                         ------            ------           ------
Peer Group
----------
Price/Earnings (x)                                        19.37x           21.00x            8.4%
Price/Core Earnings (x)                                   17.18            18.29             6.5
Price/Book (%)                                           154.96%          168.60%            8.8
Price/Assets (%)                                          17.42            18.52             6.3
Avg. Mkt. Capitalization ($Mil)                         $244.74          $263.82             7.8

All Publicly-Traded Thrifts
---------------------------
Price/Earnings (x)                                        19.83x           21.46x            8.2%
Price/Core Earnings (x)                                   18.14            19.53             7.7
Price/Book (%)                                           145.42%          160.09%           10.1
Price/Assets (%)                                          17.83            19.53             9.5
Avg. Mkt. Capitalization ($Mil)                         $166.60          $186.41            11.9

Recent Conversions(l)
---------------------
Price/Core Earnings (x)(2)                                28.57x           25.89            (9.4)%
Price/Book (%)                                           116.96%          127.28%            8.8


(1)  Ratios based on conversions completed for prior three months.
(2) Companies with P/E multiples of greater than 30x have been excluded from the average.

                 Shown in Table 5 is a summary of recently completed conversions which closed in the last three months. Relative to the First Update, which reflected pricing ratios as of September 5, 1997, the newly converted companies increased in value by 8.8 percent on a price-to-book basis, from an average 116.96 percent pro forma P/B ratio at September 5, 1997 to an average 127.28 percent pro forma P/B ratio at November 6, 1997. Comparatively, a decline was recorded in the pro forma core P/E multiple for the recent conversions, although companies with core P/E multiples of greater than 30 times have been excluded from the average. Only three of the five recently converted companies were trading at a core P/E multiple of less than 30 times at November 6, 1997. Likewise, in the First Update, the core P/E multiple for the recent conversions consisted of only one company with a multiple of less than 30x and, thus, the comparative core P/E multiples indicated for the recent conversions are not viewed as being highly meaningful in our analysis. In comparison to the average P/B ratio of all publicly-traded thrifts, which equaled 160.09 percent at November 6, 1997, the average P/B ratio of the recent conversions was discounted by 20.5 percent, and the average core P/E ratio for the recent conversions reflected a notable premium to the all publicly-traded average core P/E ratio of 19.53 times. As noted in the Original Appraisal and First Update, the pricing ratios of the better capitalized but lower earning recently converted thrifts suggest that the investment community has determined to discount their stock price on a book basis, until the earnings improve through redeployment and leveraging of the proceeds over the longer term.

RP Financial, LC.

                                    TABLE 4
                     RECENT CONVERSIONS (LAST THREE MONTHS)
           CONVERSION PRICING CHARACTERISTICS: SORTED CHRONOLOGICALLY

----------------------------------------------------------------------------------------------------------------
           Institutional Information                           Pre-Conversion Data         Offering Information
                                                         -------------------------------
                                                         Financial Info.   Asset Quality
----------------------------------------------------------------------------------------------------------------

                                     Conversion                   Equity/  NPAs/   Res.    Gross    % of   Exp./
Institution                     State  Date    Ticker    Assets   Assets   Assets  Cov.    Proc.    Mid.   Proc.
-----------                     -----  ----    ------    ------   ------   ------  ----    -----    ----   -----
                                                         ($Mil)     (%)    (%)(2)  (%)    ($Mil.)   (%)     (%)
----------------------------------------------------------------------------------------------------------------
First Security Fed. Fin., Inc.  IL    10/31/97 FSFF       $ 260   11.52%   0.87%    74%   $ 64.1    132%    1.7%
Oregon Trail Financial Corp.    OR    10/06/97 OTFC         220   10.08%   0.12%   280%     46.9    132%    2.3%
Riverview Bancorp, Inc.(8)      WA*   10/01/97 RVSB         230   11.24%   0.14%   245%     35.7    132%    2.8%
SHS Bancorp, Inc.               PA    10/01/97 SHSB          83    5.52%   1.41%    36%      8.2    132%    5.7%
Ohio State Financial Serv.      OH*   09/29/97 P. Sheet      34   14.45%   0.47%    86%      6.3     94%    5.7%
Citizens Bancorp                IN    09/19/97 P. Sheet      46   12.28%   0.45%    84%     10.6    132%    4.6%
WSB Holding Company             PA    08/29/97 P. Sheet      33    6.04%   2.34%    26%      3.3    132%    8.5%
Bayonne Bancshares(8)           NJ    08/22/97 FSNJ         577    8.33%   0.81%    53%     48.7    132%    3.8%

                                              AVERAGES:   $ 185    9.93%   0.83%   111%   $ 28.0    127%    4.4%
                         AVERAGES, EXCLUDING 2ND STEPS:   $ 113    9.98%   0.94%    98%   $ 23.2    126%    4.8%

                                               MEDIANS:   $ 152   10.66%   0.64%    79%   $ 23.2    132%    4.2%
                          MEDIANS, EXCLUDING 2ND STEPS:    $ 65   10.80%   0.67%    79%   $  9.4    132%    5.2%

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           Institutional Information                       Insider Purchases                       Pro Forma Data
                                                                                   --------------------------------------------
                                                                                     Pricing Ratios(4)       Financial Charac.
-------------------------------------------------------------------------------------------------------------------------------
                                                         Benefit Plans
                                                         -------------
                                     Conversion                  Recog.  Mgmt.&             Core
Institution                     State  Date    Ticker    ESOP    Plans   Dirs.     P/TB     P/E(5)   P/A     ROA    TE/A    ROE
-----------                     -----  ----    ------    ----    -----   -----     ----     ------   ---     ---    ----    ---
                                                          (%)     (%)    (%)(3)    (%)       (x)     (%)     (%)    (%)     (%)
--------------------------------------------------------------------------------------------------------------------------------

First Security Fed. Fin., Inc.  IL    10/31/97 FSFF      8.0%     4.0%    4.4%     78.1%    16.5x    21.1%   0.5%   27.0%   1.8%
Oregon Trail Financial Corp.    OR    10/06/97 OTFC      8.0%     4.0%    3.9%     75.3%    13.6     18.1%   1.0%   20.7%   5.1%
Riverview Bancorp, Inc.(8)      WA*   10/01/97 RVSB      8.0%     4.0%    2.9%    109.0%    17.7     23.6%   1.3%   21.6%   6.2%
SHS Bancorp, Inc.               PA    10/01/97 SHSB      8.0%     4.0%    5.2%     72.3%    24.5      9.1%   0.4%   12.6%   3.0%
Ohio State Financial Serv.      OH*   09/29/97 P. Sheet  8.0%     4.0%    8.3%     62.3%    13.4     16.0%   1.2%   25.7%   4.6%
Citizens Bancorp                IN    09/19/97 P. Sheet  8.0%     4.0%   16.1%     72.9%    14.8     14.8%   1.1%   46.3%   2.4%
WSB Holding Company             PA    08/29/97 P. Sheet  8.0%     4.0%   31.0%     71.4%    16.6      9.2%   0.6%   12.9%   4.3%
Bayonne Bancshares(8)           NJ    08/22/97 FSNJ      8.0%     4.0%   10.0%    100.9%    N.M.     14.6%   N.M.   14.4%   N.M.

                                              AVERAGES:  8.0%     4.0%   10.2%     80.3%    16.7x    15.8%   0.9%   22.7%   3.9%
                         AVERAGES, EXCLUDING 2ND STEPS:  8.0%     4.0%   11.5%     72.1%    16.6x    14.7%   0.8%   24.2%   3.5%

                                               MEDIANS:  8.0%     4.0%    6.8%     74.1%    16.5x    15.4%   1.0%   21.2%   4.3%
                          MEDIANS, EXCLUDING 2ND STEPS:  8.0%     4.0%    6.8%     72.6%    15.7x    15.4%   0.8%   23.2%   3.7%

--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           Institutional Information                                                 Post-IPO Pricing Trends
                                                                    ----------------------------------------------------------
                                                                                          Closing Price:
------------------------------------------------------------------------------------------------------------------------------

                                                                     First               After               After
                                     Conversion            IPO      Trading     %        First       %       First        %
Institution                     State  Date    Ticker     Price      Day      Change    Week(6)    Change   Month(7)    Change
-----------                     -----  ----    ------     -----      ---      ------    -------    ------   --------    ------
                                                           ($)       ($)       (%)        ($)       (%)       ($)        (%)
------------------------------------------------------------------------------------------------------------------------------

First Security Fed. Fin., Inc.  IL    10/31/97 FSFF      $ 10.00    $15.06    50.6%      $15.38    53.8%        N.A.     N.A.
Oregon Trail Financial Corp.    OR    10/06/97 OTFC        10.00     16.75    67.5%       16.75    67.5%     $ 16.25    62.5%
Riverview Bancorp, Inc.(8)      WA*   10/01/97 RVSB        10.00     13.25    32.5%       13.63    36.3%       14.25    42.5%
SHS Bancorp, Inc.               PA    10/01/97 SHSB        10.00     14.75    47.5%       16.25    62.5%       15.94    59.4%
Ohio State Financial Serv.      OH*   09/29/97 P. Sheet    10.00     15.50    55.0%       15.50    55.0%       14.97    49.7%
Citizens Bancorp                IN    09/19/97 P. Sheet    10.00     14.00    40.0%       14.00    40.0%       15.38    53.8%
WSB Holding Company             PA    08/29/97 P. Sheet    10.00     13.50    35.0%       14.50    45.0%       13.75    37.5%
Bayonne Bancshares(8)           NJ    08/22/97 FSNJ        10.00     11.75    17.5%       11.88    18.8%       12.38    23.8%

                                              AVERAGES:  $ 10.00    $14.32    43.2%      $14.74    47.4%     $ 14.70    47.0%
                         AVERAGES, EXCLUDING 2ND STEPS:  $ 10.00    $14.93    49.3%      $15.40    54.0%     $ 15.26    52.6%

                                               MEDIANS:  $ 10.00    $14.38    43.8%      $14.94    49.4%     $ 14.97    49.7%
                          MEDIANS, EXCLUDING 2ND STEPS:  $ 10.00    $14.91    49.1%      $15.44    54.4%     $ 15.38    53.8%

------------------------------------------------------------------------------------------------------------------------------

Note: * - Appraisal performed by RP Financial; "NT" - Not Traded; "NA" - Not Applicable, Not Available.

(1)  Non-OTS regulated thrift.
(2)  As reported in summary pages of prospectus.
(3)  As reported in prospectus.
(4)  Does not take into account the adoption of SOP 93-6.
(5)  Excludes impact of special SAIF assessment on earnings.
(6)  Latest price if offering less than one week old.
(7)  Latest price if offering more than one week but less than one month old.
(8)  Second-step conversions.
(9)  Simultaneously converted to commercial bank charter.      November 4, 1997

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                    Table 5
                          Market Pricing Comparatives
                         Prices As of November 6, 1997





                                         Market       Per Share Data
                                     Capitalization  ---------------            Pricing Ratios(3)                  Dividends(4)
                                     ---------------  Core    Book   --------------------------------------- -----------------------
                                     Price/   Market  12-Mth  Value/                                         Amount/         Payout
Financial Institution               Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A     P/TB  P/CORE  Share    Yield Ratio(5)
---------------------                ------- ------- ------- ------- ------- ------- ------- ------- -------- ------- ------ -------
                                        ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (x)     ($)     (%)     (%)

SAIF-Insured Thrifts                  24.54   176.59   1.14   15.59   22.65  155.90   19.21  161.28   19.82     0.38   1.60   30.64
Converted Last 3 Mths (no MHC)        14.79    77.35   0.43   11.80   25.89  127.28   25.51  127.28   25.89     0.03   0.27    0.00


Comparable Group
----------------


Converted Last 3 Mths (no MHC)
------------------------------
FSNJ  Bayonne Banchsares of NJ        12.62   113.49  -0.04    9.91      NM  127.35   18.36  127.35      NM     0.17   1.35      NM
FSFF  First SecurityFed Fin of IL     15.19    97.34   0.61   12.80   24.90  118.67   32.08  118.67   24.90     0.00   0.00    0.00
OTFC  Oregon Trail Fin. Corp of OR    16.12    75.68   0.59   13.29   27.32  121.29   29.13  121.29   27.32     0.00   0.00    0.00
RVSB  Riverview Bancorp of WA         14.25    87.32   0.56    9.18   25.45  155.23   33.58  155.23   25.45     0.00   0.00    0.00
SHSB  SHS Bancorp, Inc. of PA         15.75    12.92   0.41   13.83      NM  113.88   14.39  113.88      NM     0.00   0.00    0.00



                                              Financial Characteristics(6)
                                    -------------------------------------------------------
                                                               Reported         Core
                                     Total  Equity/  NPAs/  ---------------- ---------------
Financial Institution               Assets  Assets  Assets    ROA     ROE     ROA     ROE
---------------------               ------  ------- ------- ------- ------- ------- -------
                                     ($Mil)     (%)    (%)     (%)     (%)     (%)     (%)

SAIF-Insured Thrifts                 1,153   13.08    0.72    0.65    5.58    0.86    7.49
Converted Last 3 Mths (no MHC)         306   19.95    0.87    0.74    3.17    0.80    3.57


Comparable Group
----------------


Converted Last 3 Mths (no MHC)
------------------------------
FSNJ  Bayonne Banchsares of NJ         618   14.42    1.22   -0.35   -2.42   -0.06   -0.40
FSFF  First SecurityFed Fin of IL      303   27.03    1.44    1.29    4.77    1.29    4.77
OTFC  Oregon Trail Fin. Corp of OR     260   24.02    0.10    1.07    4.44    1.07    4.44
RVSB  Riverview Bancorp of WA          260   21.63    0.14    1.32    6.10    1.32    6.10
SHSB  SHS Bancorp, Inc. of PA           90   12.64    1.44    0.37    2.96    0.37    2.96

(1) Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.


Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.
Board of Directors
November 6, 1997
Page 14

         4.      Results of the Offering

                 SISB's stock offering commenced on September 12, 1997 and terminated on October 16, 1997. The total takedown of the offering amounted to $817,028,240, based on orders received for 81,702,824 shares at $10.00 per share. There were 27,417 orders received for the Bank's stock. A preliminary distribution summary of the shares subscribed, as provided by the selling agent Keefe, Bruyette & Woods, Inc. ("Keefe Bruyette"), is shown in the table below.

                                                                                        Average         Percent of
                                                    Shares          Number of            Share             Total
                                                  Subscribed       Subscribers           Order         Subscriptions
                                                  ----------       -----------           -----         -------------
Eligible Acct. Holders                            74,162,915          24,836            2,986             90.77%
ESOP                                               3,526,666 (1)           1        3,526,666              4.32
Suppl. Eligible Acct. Holders                      3,495,396           2,022            1,729              4.28
Other Members                                        312,877             292            1,071              0.38
Directors, Officers & Employees                       14,369              25              575              0.02
Community                                            190,601             241              791              0.23
                                                     -------             ---              ---              ----
         Total                                    81,702,824          27,417            2,980            100.00%

(1) Based on 8.0 percent of supermaximum of the offering range set forth in the prospectus.

                 The breakdown of orders indicates that there was notable professional investor interest in the Bank's stock offering. Based on information provided by Keefe Bruyette, there were 870 orders for $300,000 or more and 2,320 orders for $100,000 or more. Orders for $100,000 or more, excluding the ESOP, accounted for $528.3 million, or 64.7 percent, of the total takedown. The degree of the oversubscription is believed to be in part attributable to favorable local press coverage of the Bank's offering, which served to heighten local demand for the stock. As indicated in the Bank's prospectus, proposed purchases by the Board and management of SISB amounted to $6,515,000.

Summary of Adjustments

         In the First Update, we made the following adjustments to SISB's pro forma value based upon our comparative analysis to the Peer Group:

RP Financial, LC.
Board of Directors
November 6, 1997
Page 15

                                                                                  Previous Valuation
                 Key Valuation Parameters:                                            Adjustment
                 -------------------------                                            ----------
                 Financial Condition                                                 No Adjustment
                 Profitability, Growth and Viability of Earnings                     Slight Downward
                 Asset Growth                                                        Moderate Downward
                 Primary Market Area                                                 No Adjustment
                 Dividends                                                           No Adjustment
                 Liquidity of the Shares                                             No Adjustment
                 Marketing of the Issue                                              No Adjustment
                 Management                                                          No Adjustment
                 Effect of Government Regulations and Regulatory Reform              No Adjustment

                 The factors concerning the valuation parameters of primary market area, dividends, liquidity of the shares, management and effect of government regulation and regulatory reform did not change since the First Update. Accordingly, those parameters were not discussed further in this update.

                 There were no material changes in the updated financial conditions of the Bank and the Peer Group, with SISB's and the Peer Group's overall asset/liability composition remaining comparable. Credit quality measures continued to be more favorable for the Peer Group, which is viewed as being somewhat offset by the Bank's slightly greater borrowing capacity and pro forma capital position. While favorable from a risk perspective, the increase in capital realized from conversion proceeds will depress the Bank's ROE to a level that will be well below the Peer Group's ROE. As noted in the Original Appraisal and First Update, the Bank's contemplated leverage strategy will more closely align SISB's interest-bearing funding composition with the Peer Group's, resulting in higher funding costs and reduced spreads for the Bank. Therefore, as compared to the Peer Group, RP Financial concluded no adjustment continues to be appropriate for SISB's financial condition.

                 Updated earnings for the Bank and the Peer Group also did not reflect any notable changes from the First Update, with the core earnings advantages currently maintained by SISB being more than offset by the Bank's higher credit risk exposure, less favorable earnings growth potential and lower pro forma ROE. As noted in the Original Appraisal and First Update, future earnings growth for the Bank will be diminished by a higher effective tax rate than applied for the most recent 12 month period (47 percent effective tax rate on a pro forma basis versus 32 percent for the 12 months ended September 30,
1997), higher operating expenses resulting from the implementation of stock benefit plans, and less profitable growth in the net interest margin in light of the SISB's market saturation on Staten Island with respect to core deposit growth and the lower interest rate spreads that will result from the Bank's leveraging strategy. Accordingly, we continue to believe a slight downward adjustment remains appropriate for the quality, predictability and growth of the Bank's earnings relative to the Peer Group's.

RP Financial, LC.
Board of Directory
November 6, 1997
Page 16


                 While the Bank's update asset growth rate was stronger than the Peer Group's, SISB's higher growth rate was largely attributable to growth of investment securities funded by borrowings -- a form of growth that is less profitable than recorded by the Bank historically. As highlighted in the Original Appraisal and First Update, given the Bank's market saturation on Staten Island, future retail growth for the Bank will be somewhat contingent upon expanding into new markets, which is an untested strategic direction for the Bank in terms of adequacy of resources and ability to penetrate new markets. Comparatively, the Peer Group companies operate in less isolated markets and do not have the same level of market saturation as the Bank, indicating that retail growth opportunities for the Peer Group companies can be more readily achieved without having to expand into new and untested markets. Overall, the Bank's asset growth continues to warrant a moderate downward adjustment.

                 The market for thrift stocks has outperformed the overall stock market since the First Update, with all publicly-traded thrifts and the Peer Group exhibiting higher pricing ratios compared to the First Update. Recent conversions which have closed since the date of the First Update have posted notable price increases in initial trading activity, indicating strong market demand for converting issues. Interest in the Bank's offering was notable, as indicated by the degree of the oversubscription. In reaching our conclusion to increase the Bank's value, we took into account the positive trends exhibited in the trading levels of all publicly-traded thrifts, the Peer Group, the strong aftermarket performance of recent conversions, and the results of the Bank's offering.

Valuation Approaches

                 In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing SISB's to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, the valuation parameters for effective tax rate and stock benefit plan assumptions utilized in the First Update did not change in this update. Offering expenses were revised upward, due to additional expenses resulting from the proposed resolicitation. The reinvestment rate was revised to equal the one-year U.S. Treasury bill rate as of September 30, 1997 (5.44 percent), which is consistent with the reinvestment rate reflected in the Bank's prospectus supplement. The pro forma assumptions are summarized in Exhibits 3 and 4.

                 Consistent with the Original Appraisal and First Update, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. Also consistent with the Original Appraisal and First Update, this updated appraisal incorporates a "technical" analysis of recently completed stock conversions, including principally the P/B approach which (as discussed in the Original Appraisal and First Update) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

RP Financial, LC.
Board of Directors
November 6, 1997
Page 17


                 Based on the Bank's results of operations for the quarter and nine months ended September 30, 1997 and increases in the market for new thrift offerings, existing thrift issues and the overall market for financial institutions, coupled with the subscription results, we have concluded that the pro forma market value range of SISB' stock is subject to an increase. Therefore, as of November 6, 1997, the pro forma market value of SISB's stock has been increased from $350,000,000 to $409,500,000, incorporating the shares to be issued to the charitable foundation immediately following the closing of the conversion, representing an increase of 17.0 percent from the midpoint value as set forth in the First Update. Such an increase in the valuation is outside the range set forth in the prospectus and thus triggers resolicitation of the offering at the increased valuation.

                 The valuation analysis for the updated appraisal, and the rationale for the valuation conclusion, are set forth in the following paragraphs. Consistent with the Original Appraisal and First Update, RP Financial's updated valuation placed a similar emphasis on the three valuation approaches as in our previous valuations.

                 The Bank has adopted Statement of Position ("SOP" 93-6) which will cause earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Bank's shareholders. However, we have considered the impact of the Bank's adoption of SOP 93-6 in the determination of SISB's pro forma value.

                 1. P/E Approach. In applying the P/E approach, RP Financial's valuation conclusions considered both reported earnings and a recurring or "core" earnings base, that is, earnings adjusted to exclude any one time non-operating and extraordinary items, plus the estimated after tax earnings benefit from reinvestment of net conversion proceeds. SISB's reported earnings for the 12 months ended September 30, 1997 were $23.994 million. Consistent with the Original Appraisal and First Update, adjustments made to the Bank's reported earnings to derive core earnings were the addback of the net loss on the sale of securities ($2.938 million), and application of the effective statutory tax rate of 47.0 percent to core pre-tax earnings (thereby eliminating the impact of the $4.7 million tax reversal). On a tax-effected basis, the Bank's adjusted earnings approximate $20.210 million for the 12 months ended September 30, 1997. Exhibit 2 provides the adjustments applied to the Peer Group's earnings in the calculation of core earnings.

                 Based on SISB's reported and estimated core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Bank's reported and core P/E multiples at the $409.5 million midpoint value were 13.25 times and 15.09 times, respectively. Comparatively, the Peer Group posted median reported and core P/E multiples of 20.66 times and 17.45 times, respectively, which provided for discounts of 35.9 percent and 13.5 percent from the Bank's reported and core P/E multiples. The implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 3, and the updated pro forma calculations are detailed in Exhibits 3 and 4.

RP Financial, LC.
Board of Directors
November 6, 1997
Page 18


         2. P/B Approach. P/B ratios have generally served as a useful benchmark in the valuation of thrift stocks, with the greater determinant of long term value being earnings. In applying the P/B approach we considered both the reported and tangible book value. Based on the $409.5 million midpoint value, SISB's pro forma P/B and P/TB ratios were 75.82 percent and
78.57 percent, respectively. Relative to the median P/B and P/TB ratios indicated for the Peer Group of 173.01 percent and 181.87 percent, respectively, SISB's updated ratios were discounted by 56.2. percent and 56.8 percent (versus discounts of 52.1 percent and 53.2 percent from the Bank's P/B and P/TB ratios as indicated in the First Update).

                 In addition to the fundamental analysis applied to the Peer Group, RP Financial utilized a technical analysis of recent conversion pricing characteristics at conversion (excluding second step conversions) and in the aftermarket. As indicated in the Original Appraisal and First Update, the pricing characteristics of recent conversions is not the primary determinate of value. Consistent with the Original Appraisal and First Update, particular focus was placed on the P/B approach in this analysis, since the P/E multiples do not reflect the actual impact of reinvestment and the source of the conversion funds (i.e., external funds versus deposit withdrawals). The recent conversions indicated a current average P/TB ratio of 127.28 percent and a median P/TB ratio at closing of 72.6 percent for standard conversion offerings completed within the past three months. At the $409.5 million midpoint value, SISB's pro forma valuation resulted in a 38.3 percent discount relative to the average of the newly converted companies. Relative to the 72.6 percent median closing P/TB ratio of the recent standard conversions, SISB's updated P/TB ratio of 78.6 percent at the $409.5 million midpoint value reflected a premium of 8.3 percent in the First Update. We believe the relevance of the recent conversions to SISB's pro forma market value has been diminished somewhat due to several factors. First, the level of conversion activity over the last three months has been low; only three companies which were subsequently publicly-traded have converted over the three month period analyzed, excluding the two second step mutual holding company transactions. Second, all the recent transactions were smaller than SISB's transaction.

                 3. P/A Approach. P/A ratios are generally not as a reliable indicator of market value, as investors do not place significant weight on total assets as a determinant of market value. Investors place significantly greater weight on book value and earnings -- which have received greater weight in our valuation analysis. At the $409.5 million midpoint value, SISB's pro forma P/A ratio equaled 16.45 percent. In comparison to the Peer Group's median P/A ratio of 15.65 percent, SISB's P/A ratio indicated a premium of 5.1 percent.

Valuation Conclusion

         We have concluded that the Bank's estimated pro forma market value should be increased since the date of the First Update, based on the September 30, 1997 financial data, results of the Subscription and Community offerings, recent events in the new issue market, as well as the general improvement in thrift stock market conditions, including the Peer Group's pricing ratios. Based on the foregoing, it is our opinion that, as of November 6, 1997, the aggregate pro forma market value of the shares to be issued, including the shares to be contributed to the charitable

RP Financial, LC.
Board of Directors
November 6, 1997
Page 19

foundation, was $409.5 million ("midpoint"), resulting in a range of value of 15 percent above and below the midpoint value, indicating a minimum value of $348.1 million and a maximum value of $470.9 million. Based on the $12.00 per share offering price determined by the Board, this valuation range equates to an offering of 29.006 million shares at the minimum to 39.244 million shares at the maximum, and 34.125 million at the midpoint. In the event the appraised value is subject to an increase, up to 45,130,313 shares may be sold at an issue price of $12.00 per share, for an aggregate market value of $541,563,756.

         Based on this valuation, incorporating the 5 percent shares issued to the Foundation following consummation of the offering, the offering range is as follows: $331,500,000 at the minimum, $390,000,000 at the midpoint, $448,500,000 at the maximum and $515,775,000 at the supermaximum. Based on a $12.00 per share offering price, the number of offering shares is as follows:
27,625,000 at the minimum, 32,500,000 at the midpoint, 37,375,000 at the maximum and 42,981,250 at the supermaximum.

         The comparative pro forma valuation ratios relative to the Peer Group are shown in Table 3, and the key valuation assumptions are detailed in Exhibit
3. The pro forma calculations for the range are detailed in Exhibit 4.

         In light of the resulting revised valuation range, in which the maximum value exceeds the supermaximum value as set forth in the prospectus, the Bank's offering will be resolicited.

                                                    Respectfully submitted,

                                                    RP FINANCIAL, LC.

                                                    /s/ RONALD S. RIGGINS

                                                    Ronald S. Riggins
                                                    President

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                   Table 6
                            Public Market Pricing
               Staten Island Savings Bank and the Comparables
                           As of November 6, 1997


                                                Market            Per Share Data
                                            Capitalization        --------------
                                            --------------       Core      Book                Pricing Ratios(3)
                                           Price/     Market    12-Mth     Value/   ----------------------------------------
                                          Share(1)     Value    EPS(2)     Share    P/E    P/B        P/A     P/TB    P/CORE
                                          --------    ------    ------     ------   ---    ---        ---     ----    ------
                                             ($)      ($Mil)      ($)        ($)    (X)    (%)        (%)      (%)      (X)
Staten Island Savings Bank
--------------------------
 Superrange                                 12.00       541.56     0.74    14.46    16.32   83.01     20.82    85.49    18.42
 Range Maximum                              12.00       470.93     0.81    15.09    14.73   79.05     18.53    82.13    16.71
 Range Midpoint                             12.00       409.50     0.91    15.83    13.25   75.82     16.45    78.57    15.09
 Range Minimum                              12.00       348.08     1.03    16.82    11.66   71.35     14.28    74.23    13.35

All Public Companies                        24.94       186.41     1.20    15.54    21.46  160.09     19.53   165.68    19.53

All Non-MHC State of NY(7)
--------------------------
 Averages                                   30.15       472.70     1.40    18.22    22.36  155.44     19.39   166.72    20.21
 Medians                                      ---          ---      ---      ---    22.97  150.47     16.74   157.29    20.22

Comparable Group Averages
-------------------------
 Averages                                   31.36       263.82     1.84    18.38    21.00  168.60     18.52   180.36    18.29
 Medians                                      ---          ---      ---      ---    20.66  173.01     15.65   181.87    17.45

State of NY
-----------

AFED AFSALA Bancorp, Inc. of NY             18.75        27.28     0.82    14.74    22.87  127.20     17.14   127.20    22.87
ALBK ALBANK Fin. Corp. of Albany NY         44.50       572.80     2.81    25.75    19.43  172.82     15.90   197.69    15.84
ALBC Albion Banc Corp. of Albion NY         29.25         7.31     0.96    23.96      NM   122.08     10.66   122.08      NM
AHCI Ambanc Holding Co., Inc. of NY         16.87        74.09    -0.67    14.29      NM   118.05     15.28   118.05      NM
ASFC Astoria Financial Corp. of NY          55.31      1143.04     2.84    29.02    27.79  190.59     14.91   226.96    19.48
CNY  Carver Bancorp, Inc. of NY             13.00        30.08     0.01    14.93      NM    87.07      7.27    90.78      NM
CATB Catskill Fin. Corp. of NY              17.98        83.73     0.88    15.28    20.91  117.67     29.46   117.67    20.43
DME  Dime Bancorp, Inc. of NY               24.69      2505.84     1.36    10.44    23.07  236.49     12.47   248.14    18.15
DIME Dime Community Bancorp of NY           22.62       285.58     1.05    15.12    23.08  149.60     21.72   173.60    21.54
FIBC Financial Bancorp, Inc. of NY          24.12        41.25     1.56    15.46    27.41  156.02     14.60   156.73    15.46
FFIC Flushing Fin. Corp. of NY              22.50       179.62     0.97    16.67    24.19  134.97     20.89   134.97    23.20
GOSB GSB Financial Corp. of NY              15.75        35.41     0.44    13.78      NM   114.30     30.93   114.30      NM
GPT  GreenPoint Fin. Corp. of NY            68.69      2941.72     3.25    32.02    20.63  214.52     22.12      NM     21.14
HAVN Haven Bancorp of Woodhaven NY          42.00       184.21     3.10    24.15    20.10  173.91     10.34   174.49    13.55
JSB  JSB Financial, Inc. of NY              48.69       481.93     2.63    35.35    17.58  137.74     31.48   137.74    18.51
LISB Long Island Bancorp, Inc of NY         45.75      1099.05     1.67    22.12      NM   206.83     18.60   208.90    27.40
MBB  MSB Bancorp of Middletown NY           28.50        81.05     0.52    21.15      NM   134.75      9.96   274.57      NM
NYB  New York Bancorp, Inc. of NY           35.06       747.44     2.35     7.83    17.53     NM      22.76      NM     14.92
PEEK Peekskill Fin. Corp. of NY             17.25        55.08     0.75    14.71      NM   117.27     30.17   117.27    23.00
PKPS Poughkeepsie Fin. Corp. of NY(7)       10.00       125.95     0.37     5.85      NM   170.94     14.31   170.94    27.03
PSBK Progressive Bank, Inc. of NY           34.00       130.15     2.26    19.63    14.85  173.20     14.81   193.95    15.04
QCSB Queens County Bancorp of NY            36.75       555.22     1.47    11.51    25.34     NM      37.85      NM     25.00
RELY Reliance Bancorp, Inc. of NY           33.37       290.72     1.87    18.67    26.48  178.74     14.71   248.10    17.84
RSLN Roslyn Bancorp, Inc. of NY             22.06       962.74     0.93    14.58      NM   151.30     30.47   152.03    23.72

                                                                                 Financial Characteristics(6)
                                                   Dividends(4)     ------------------------------------------------------
                                            -----------------------                              Reported         Core
                                            Amount/        Payout   Total    Equity/   NPAs/    ----------     -----------
                                            Share  Yield   Ratio(5) Assets   Assets   Assets    ROA    ROE     ROA     ROE
                                            -----  -----   -------- ------   ------   ------    ---    ---     ---     ---
                                            ($)     (%)      (%)    ($Mil)    (%)       (%)      (%)    (%)     (%)    (%)
Staten Island Savings Bank
--------------------------
 Superrange                                  0.00   0.00    0.00    2,602    25.08    0.93    1.28    5.09    1.13    4.51
 Range Maximum                               0.00   0.00    0.00    2,542    23.31    0.96    1.26    5.40    1.11    4.76
 Range Midpoint                              0.00   0.00    0.00    2,489    21.70    0.98    1.24    5.72    1.09    5.02
 Range Minimum                               0.00   0.00    0.00    2,437    20.02    1.00    1.23    6.12    1.07    5.35

All Public Companies                         0.39   1.59   30.51    1,188    13.03    0.73    0.73    6.40    0.90    7.97

All Non-MHC State of NY(7)
--------------------------
 Average                                     0.43   1.37   28.71    2,642    12.50    0.87    0.74    6.65    0.87    8.06
 Medians                                      ---    ---     ---      ---      ---     ---     ---     ---     ---     ---

Comparable Group Averages
-------------------------
 Averages                                    0.58   1.82   33.97    1,421    10.93    0.64    0.82    8.32    1.05   10.66
 Medians                                      ---    ---     ---      ---      ---     ---     ---     ---     ---     ---

State of NY
-----------

AFED AFSALA Bancorp, Inc. of NY              0.16   0.85   19.51      159    13.47    0.45    0.79    6.46    0.79    6.46
ALBK ALBANK Fin. Corp. of Albany NY          0.72   1.62   25.62    3,602     9.20    0.94    0.85    9.19    1.04   11.28
ALBC Albion Banc Corp. of Albion NY          0.32   1.09   33.33       69     8.73    0.72    0.11    1.14    0.38    4.07
AHCI Ambanc Holding Co., Inc. of NY          0.20   1.19     NM       485    12.94    0.63   -0.59   -4.26   -0.62   -4.45
ASFC Astoria Financial Corp. of NY           0.60   1.08   21.13    7,664     7.82    0.46    0.56    7.09    0.79   10.12
CNY  Carver Bancorp, Inc. of NY              0.00   0.00    0.00      414     8.35     NA    -0.44   -4.95    0.01    0.07
CATB Catskill Fin. Corp. of NY               0.28   1.56   31.82      284    25.04    0.40    1.43    5.20    1.46    5.32
DME  Dime Bancorp, Inc. of NY                0.16   0.65   11.76   20,087     5.27    1.02    0.56   10.54    0.71   13.40
DIME Dime Community Bancorp of NY            0.24   1.06   22.86    1,315    14.52    0.60    0.97    6.00    1.04    6.43
FIBC Financial Bancorp, Inc. of NY           0.40   1.66   25.64      282     9.36    1.75    0.56    5.77    1.00   10.23
FFIC Flushing Fin. Corp. of NY               0.24   1.07   24.74      860    15.47    0.39    0.93    5.55    0.97    5.79
GOSB GSB Financial Corp. of NY               0.00   0.00    0.00      114    27.06     NA     1.02    3.77    0.86    3.19
GPT  GreenPoint Fin. Corp. of NY             0.00   0.00    0.00   13,300    10.31    2.88    1.06    9.98    1.03    9.74
HAVN Haven Bancorp of Woodhaven NY           0.60   1.43   19.35    1,782     5.95    0.76    0.56    9.29    0.83   13.78
JSB  JSB Financial, Inc. of NY               1.40   2.88   53.23    1,531    22.85     NA     1.80    8.14    1.71    7.72
LISB Long Island Bancorp, Inc of NY          0.60   1.31   35.93    5,909     8.99    0.92    0.62    6.60    0.71    7.65
MBB  MSB Bancorp of Middletown NY            0.60   2.11     NM       814     7.39    0.71    0.17    2.40    0.18    2.55
NYB  New York Bancorp, Inc. of NY            0.60   1.71   25.53    3,284     5.08    0.88    1.38   26.74    1.62   31.42
PEEK Peekskill Fin. Corp. of NY              0.36   2.09   48.00      183    25.73    1.22    0.98    3.54    1.29    4.65
PKPS Poughkeepsie Fin. Corp. of NY(7)        0.10   1.00   27.03      880     8.37    4.19    0.35    4.21    0.54    6.49
PSBK Progressive Bank, Inc. of NY            0.68   2.00   30.09      879     8.55    0.94    0.99   11.99    0.98   11.83
QCSB Queens County Bancorp of NY             0.80   2.18   54.42    1,467    11.85    0.69    1.60   10.80    1.63   10.95
RELY Reliance Bancorp, Inc. of NY            0.64   1.92   34.22    1,977     8.23     NA     0.58    7.07    0.87   10.49
RSLN Roslyn Bancorp, Inc. of NY              0.24   1.09   25.81    3,159    20.14    0.27    0.86    4.12    1.35    6.49

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                          Market Pricing Comparatives
                          Prices As of November 6,1997





                                               Market          Per Share Data
                                           Capitalization     ---------------             Pricing Ratios(3)
                                         -------------------    Core     Book    ------------------------------------
                                          Price/       Market  12-Mth   Value/
Financial Institution                     Share(1)      Value  EPS(2)   Share    P/E      P/B    P/A    P/TB   P/CORE
---------------------                     --------     ------  ------  -------  -----    -----  -----  ------  ------
                                             ($)       ($Mil)   ($)      ($)     (X)      (%)    (%)      (%)    (x)
SAIF-Insured Thrifts                        24.54       176.59  1.14    15.59   22.65   155.90  19.21   161.28  19.82
All Public Companies                        24.94       186.41  1.20    15.54   21.46   160.54  19.53   166.13  19.53
State of NY                                 30.05       442.60  1.35    17.78   22.58   167.38  19.85   177.88  20.63
Comparable Group Average                    31.36       263.82  1.84    18.38   21.00   178.02  18.52   189.04  18.29
  Mid-Atlantic Companies                    31.36       263.82  1.84    18.38   21.00   178.02  18.52   189.04  18.29


Comparable Group
----------------

Mid-Atlantic Companies
----------------------
ALBK  ALBANK Fin. Corp. of Albany NY        44.50       572.80  2.81    25.75   19.43   172.82  15.90   197.69  15.84
DIME  Dime Community Bancorp of NY          22.62       285.58  1.05    15.12   23.08   149.60  21.72   173.60  21.54
FMCO  FMS Financial Corp. of NJ             30.00        71.64  2.29    15.24   19.23   196.85  12.91   200.40  13.10
FSPG  First Home Bancorp of NJ              22.75        61.61  2.14    12.85   13.87   177.04  11.79   179.98  10.63
FFIC  Flushing Fin. Corp. of NY             22.50       179.62  0.97    16.67   24.19   134.97  20.89   134.97  23.20
HAVN  Haven Bancorp of Woodhaven NY         42.00       184.21  3.10    24.15   20.10   173.91  10.34   174.49  13.55
IBSF  IBS Financial Corp. of NJ             15.75       173.44  0.58    11.59      NM   135.89  23.65   135.89  27.16
JSB   JSB Financial, Inc. of NY             48.69       481.93  2.63    35.35   17.58   137.74  31.48   137.74  18.51
OCFC  Ocean Fin. Corp. of NJ                37.50       322.73  1.49    27.35      NM   137.11  22.29   137.11  25.17
PFSB  PennFed Fin. Services of NJ           31.00       149.51  2.09    20.17   21.68   153.69  11.31   183.76  14.83
PSBK  Progressive Bank, Inc. of NY          34.00       130.15  2.26    19.63   14.85   173.20  14.81   193.95  15.04
PULS  Pulse Bancorp of S. River NJ          25.25        77.80  1.79    13.59   21.22   185.80  14.95   185.80  14.11
QCSB  Queens County Bancorp of NY           36.75       555.22  1.47    11.51   25.34   319.29  37.85   319.29  25.00
RELY  Reliance Bancorp, Inc. of NY          33.37       290.72  1.87    18.67   26.48   178.74  14.71   248.10  17.84
SFIN  Statewide Fin. Corp of NJ             22.00       103.62  1.29    13.90   28.95   158.27  15.39   158.50  17.05
ROSE  T R Financial Corp. of NY             33.00       580.54  1.65    12.53   17.93   263.37  16.34   263.37  20.00

                                                                               Financial Characteristics(6)
                                            Dividends(4)         -------------------------------------------------------
                                       ------------------------                           Reported            Core
                                       Amount/         Payout    Total  Equity/  NPAs/  -------------   ---------------
Financial Institution                  Share   Yield   Ratio(5)  Assets  Assets  Assets   ROA     ROE      ROA      ROE
---------------------                  ------  -----   --------  ------- ------  ------  ------  -----   -----    ------
                                        ($)     (%)        (%)   ($Mil)    (%)    (%)     (%)     (%)      (%)      (%)
SAIF-Insured Thrifts                    0.38    1.60      30.64   1,153   13.08   0.72    0.65    5.58    0.86     7.49
All Public Companies                    0.39    1.59      30.51   1,188   13.03   0.73    0.73    6.40    0.90     7.97
State of NY                             0.42    1.36      28.14   2,480   12.38   0.86    0.73    6.57    0.86     7.95
Comparable Group Average                0.58    1.82      33.97   1,421   10.93   0.64    0.82    8.32    1.05    10.66
  Mid-Atlantic Companies                0.58    1.82      33.97   l,421   10.93   0.64    0.82    8.32    1.05    10.66


Comparable Group
----------------

Mid-Atlantic Companies
----------------------
ALBK  ALBANK Fin. Corp. of Albany NY    0.72    1.62      25.62   3,602     9.20  0.94    0.85     9.19   1.04    11.28
DIME  Dime Community Bancorp of NY      0.24    1.06      22.86   l,315    14.52  0.60    0.97     6.00   1.04     6.43
FMCO  FMS Financial Corp. of NJ         0.28    0.93      12.23     555     6.56  1.06    0.69    10.76   1.02    15.79
FSPG  First Home Bancorp of NJ          0.40    1.76      18.69     522     6.66  0.64    0.89    13.61   1.16    17.76
FFIC  Flushing Fin. Corp. of NY         0.24    1.07      24.74     860    15.47  0.39    0.93     5.55   0.97     5.79
HAVN  Haven Bancorp of Woodhaven NY     0.60    1.43      19.35   1,782     5.95  0.76    0.56     9.29   0.83    13.78
IBSF  IBS Financial Corp. of NJ         0.40    2.54      68.97     733    17.41  0.08    0.49     2.68   0.86     4.71
JSB   JSB Financial, Inc. of NY         1.40    2.88      53.23   l,53l    22.85    NA    1.80     8.14   1.71     7.72
OCFC  Ocean Fin. Corp. of NJ            0.80    2.13      53.69   l,448    16.25  0.55    0.03     0.16   0.98     5.97
PFSB  PennFed Fin. Services of NJ       0.28    0.90      13.40   l,322     7.36    NA    0.57     7.43   0.84    10.86
PSBK  Progressive Bank, Inc. of NY      0.68    2.00      30.09     879     8.55  0.94    0.99    11.99   0.98    11.83
PULS  Pulse Bancorp of S. River NJ      0.70    2.77      39.11     520     8.05  0.75    0.72     9.19   1.08    13.82
QCSB  Queens County Bancorp of NY       0.80    2.18      54.42   l,467    11.85  0.69    1.60    10.80   1.63    10.95
RELY  Reliance Bancorp, Inc. of NY      0.64    1.92      34.22   l,977     8.23    NA    0.58     7.07   0.87    10.49
SFIN  Statewide Fin. Corp of NJ         0.44    2.00      34.11     673     9.73  0.43    0.54     5.46   0.91     9.26
ROSE  T R Financial Corp. of NY         0.64    1.94      38.79   3,552     6.21  0.54    0.99    15.79   0.88    14.16


(1)  Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balance.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source: Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                    EXHIBITS

                                LIST OF EXHIBITS

Exhibit
Number                                          Description
------                                          -----------

  1                                  Stock Prices: As of November 6, 1997

  2                                  Peer Group Core Earnings Analysis

  3                                  Pro Forma Analysis Sheet

  4                                  Pro Forma Effect of Conversion Proceeds

  5                                  Firm Qualifications Statement

                                    EXHIBIT 1

                                  Stock Prices
                             As of November 6, 1997

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                  Exhibit IV-1
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 6, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------

SAIF-Insured Thrifts(301)                     24.32   5,688   182.5        25.71   15.83   23.87    1.48  243.89    43.80
NYSE Traded Companies(10)                     46.14  33,668 1,762.0        47.90   27.52   44.87    2.71  340.60    50.57
AMEX Traded Companies(16)                     17.50   3,148    55.6        20.16   12.61   17.41    0.63  281.83    28.43
NASDAQ Listed OTC Companies(275)              23.87   4,744   128.3        25.16   15.57   23.43    1.48  231.02    44.41
California Companies(21)                      30.30  18,714   859.3        32.02   18.28   29.75    1.37  161.88    48.96
Florida Companies(5)                          31.10  13,749   464.9        32.95   17.57   31.14    0.09  186.55    53.47
Mid-Atlantic Companies(60)                    25.37   6,996   189.0        26.58   15.99   25.07    1.19  221.42    52.43
Mid-West Companies(144)                       22.93   3,495    99.6        24.11   15.13   22.43    1.48  273.39    40.44
New England Companies(9)                      29.16   5,013   189.6        30.40   17.03   28.74    0.65  455.12    60.65
North-West Companies(8)                       23.44  11,774   339.1        25.33   17.29   22.93    2.12  184.09    36.18
South-East Companies(41)                      23.92   3,347    76.4        26.03   16.65   23.35    2.23  224.13    37.32
South-West Companies(7)                       20.07   1,904    43.5        21.87   13.01   19.64    2.75   44.44    45.92
Western Companies (Excl CA)(6)                22.43   5,273   114.0        23.51   16.01   22.37    0.24  338.68    32.97
Thrift Strategy(241)                          23.18   3,601    92.6        24.51   15.40   22.81    1.20  220.48    41.89
Mortgage Banker Strategy(36)                  29.54  15,311   619.9        30.97   17.95   28.45    3.74  315.92    55.12
Real Estate Strategy(10)                      26.60   7,823   244.8        28.08   15.79   26.20    0.66  231.12    49.67
Diversified Strategy(10)                      36.37  26,486 1,036.6        39.21   21.74   35.91    1.46  213.24    46.36
Retail Banking Strategy(4)                    18.84   4,340    95.2        19.75   11.64   18.54    2.14  400.02    42.78
Companies Issuing Dividends(255)              24.56   5,503   180.4        25.98   16.08   24.14    1.50  257.23    42.49
Companies Without Dividends(46)               22.89   6,799   195.8        24.03   14.38   22.25    1.37  157.70    52.99
Equity/Assets less than 6%(22)                29.73  19,901   700.3        31.02   17.19   28.98    2.22  207.33    54.06
Equity/Assets 6-12%(140)                      27.49   5,965   215.2        28.81   16.87   26.95    1.89  261.38    51.69
Equity/Assets greater than 12%(139)           20.54   3,220    71.8        22.00   14.67   20.22    0.98  193.20    33.85
Converted Last 3 Mths (no MHC)(4)             14.92   5,229    74.9        15.36   12.76   11.22   -0.90    0.00    60.97
Actively Traded Companies(39)                 35.24  18,723   787.5        36.49   21.17   34.39    2.63  275.00    56.44
Market Value Below $20 Million(50)            19.04     824    14.4        19.96   13.03   18.71    1.61  283.12    39.92
Holding Company Structure(266)                24.31   5,473   181.4        25.75   15.99   23.89    1.27  228.83    42.02
Assets Over $1 Billion(58)                    35.87  18,907   734.9        37.54   21.75   34.98    2.35  279.06    50.22
Assets $500 Million-$1 Billion(50)            23.84   5,549   117.6        25.33   14.85   23.50    1.17  275.76    49.99
Assets $250-$500 Million(66)                  24.28   2,702    61.0        25.53   15.82   23.71    1.47  227.66    48.92
Assets less than $250 Million(127)            19.46   1,455    26.6        20.75   13.62   19.23    1.22  156.19    35.65
Goodwill Companies(123)                       28.19   9,576   320.0        29.68   17.47   27.63    1.73  268.86    48.73
Non-Goodwill Companies(177)                   21.68   3,043    89.0        22.99   14.73   21.31    1.29  205.11    40.15
Acquirors of FSLIC Cases(10)                  43.24  35,626 1,903.4        44.73   25.84   41.77    3.84  362.53    53.77

                                                         Current Per Share Financials
                                                  -----------------------------------------
                                                                           Tangible
                                                  Trailing  12 Mo.   Book    Book
                                                   12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                              EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                             -------- ------- ------- ------- -------
                                                      ($)     ($)     ($)     ($)     ($)

Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------

SAIF-Insured Thrifts(301)                           0.86    1.16   15.78   15.33   152.24
NYSE Traded Companies(10)                           2.05    2.77   21.66   20.86   339.55
AMEX Traded Companies(16)                           0.40    0.72   14.34   14.14   107.19
NASDAQ Listed OTC Companies(275)                    0.84    1.12   15.63   15.19   147.56
California Companies(21)                            0.95    1.44   17.07   16.46   262.61
Florida Companies(5)                                0.92    0.85   13.38   12.67   183.36
Mid-Atlantic Companies(60)                          0.96    1.35   16.20   15.60   167.23
Mid-West Companies(144)                             0.84    1.09   15.78   15.45   134.89
New England Companies(9)                            0.87    1.40   16.63   15.93   226.54
North-West Companies(8)                             0.86    1.08   13.64   13.24   117.10
South-East Companies(41)                            0.79    1.02   15.05   14.72   118.41
South-West Companies(7)                             0.62    1.08   14.74   13.97   191.98
Western Companies (Excl CA)(6)                      0.90    1.06   16.12   15.43   107.39
Thrift Strategy(241)                                0.81    1.10   15.98   15.61   137.61
Mortgage Banker Strategy(36)                        1.16    1.51   15.45   14.45   226.18
Real Estate Strategy(10)                            0.90    1.39   14.36   14.06   220.76
Diversified Strategy(10)                            1.54    1.80   13.68   13.15   194.47
Retail Banking Strategy(4)                          0.18   -0.18   13.37   12.78   191.34
Companies Issuing Dividends(255)                    0.92    1.23   15.91   15.43   149.10
Companies Without Dividends(46)                     0.50    0.78   15.00   14.76   171.15
Equity/Assets less than 6%(22)                      0.98    1.60   13.69   12.84   284.21
Equity/Assets 6-12%(140)                            1.05    1.40   16.09   15.41   193.38
Equity/Assets greater than 12%(139)                 0.67    0.87   15.81   15.65    93.61
Converted Last 3 Mths (no MHC)(4)                   0.34    0.39   12.46   12.46    70.21
Actively Traded Companies(39)                       1.48    2.01   17.40   16.78   232.58
Market Value Below $20 Million(50)                  0.53    0.85   15.57   15.53   124.04
Holding Company Structure(266)                      0.84    1.13   16.02   15.60   149.22
Assets Over $1 Billion(58)                          1.37    1.86   17.65   16.42   250.16
Assets $500 Million-$1 Billion(50)                  0.92    1.11   14.19   13.67   153.29
Assets $250-$500 Million(66)                        0.86    1.19   16.44   15.99   158.40
Assets less than $250 Million(127)                  0.62    0.86   15.22   15.16   105.84
Goodwill Companies(123)                             1.07    1.40   16.13   15.04   196.84
Non-Goodwill Companies(177)                         0.72    1.00   15.54   15.54   122.04
Acquirors of FSLIC Cases(10)                        1.83    2.66   20.35   19.16   333.34

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 6, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------

BIF-Insured Thrifts(60)                       26.95   7,967   238.7        28.23   16.57   26.32    2.55  254.58    53.46
NYSE Traded Companies(2)                      46.69  72,159 2,723.8        47.53   30.12   44.19    4.79  145.43    56.00
AMEX Traded Companies(6)                      27.02   2,194    61.7        27.92   15.89   26.62    1.03  156.09    62.18
NASDAQ Listed OTC Companies(52)               26.10   5,850   151.8        27.44   16.07   25.53    2.62  270.14    52.40
California Companies(1)                       20.12   7,847   157.9        21.25   14.00   20.00    0.60    0.00    34.13
Mid-Atlantic Companies(15)                    28.90  17,481   565.1        29.96   17.52   28.20    2.28  182.18    54.92
Mid-West Companies(2)                         10.53   1,707    16.5        11.44    8.06   10.38    2.00    0.00    25.31
New England Companies(33)                     27.33   4,440   126.7        28.64   16.13   26.47    3.21  283.62    59.85
North-West Companies(4)                       19.62   7,340   149.4        21.51   12.31   19.09    3.38  152.37    48.72
South-East Companies(5)                       31.30   2,083    44.9        32.92   22.67   31.80   -0.19    0.00    31.59
Thrift Strategy(43)                           27.01   4,869   166.2        28.25   16.66   26.39    2.59  248.95    52.60
Mortgage Banker Strategy(7)                   27.82  31,238   761.4        29.50   16.63   26.96    3.51  273.65    68.05
Real Estate Strategy(5)                       20.44   5,823   118.3        21.31   13.50   20.13    1.53  515.73    36.23
Diversified Strategy(5)                       28.42  13,256   424.8        29.88   17.06   27.87    1.44  183.38    56.81
Companies Issuing Dividends(51)               27.69   7,669   202.5        28.98   16.96   27.09    2.51  256.19    53.62
Companies Without Dividends(9)                22.69   9,683   446.8        23.91   14.36   21.89    2.79  232.09    52.57
Equity/Assets less than 6%(5)                 18.52  29,977   707.3        19.72    9.90   18.25    1.42  173.14    81.62
Equity/Assets 6-12%(40)                       29.84   6,166   231.1        31.08   17.65   28.91    3.25  271.80    58.01
Equity/Assets greater than 12%(15)            22.45   6,299   131.5        23.84   15.83   22.42    1.22   51.05    34.06
Actively Traded Companies(18)                 28.97  11,779   328.5        30.53   17.59   28.26    2.46  286.94    53.54
Market Value Below $20 Million(5)             15.49     953    14.2        16.38   10.19   15.44    0.64    0.00    38.65
Holding Company Structure(40)                 26.17   6,509   176.0        27.65   16.36   25.76    2.15  239.42    50.67
Assets Over $1 Billion(14)                    33.01  24,491   820.8        34.62   20.32   32.21    1.90  226.40    55.87
Assets $500 Million-$1 Billion(16)            29.38   5,028   121.2        30.57   17.77   28.66    2.31  230.83    55.15
Assets $250-$500 Million(13)                  22.84   3,139    65.7        23.97   13.54   21.98    4.31  294.19    55.77
Assets less than $250 Million(17)             22.96   1,549    28.9        24.19   14.80   22.74    1.92  277.26    48.16
Goodwill Companies(28)                        29.66  11,897   386.2        30.73   17.90   28.65    3.30  244.11    57.82
Non-Goodwill Companies(32)                    24.62   4,579   111.5        26.08   15.42   24.31    1.91  272.67    49.86


                                                       Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------

BIF-Insured Thrifts(60)                            1.55    1.54   15.70   14.84   151.07
NYSE Traded Companies(2)                           2.20    2.31   21.23   13.98   254.24
AMEX Traded Companies(6)                           1.13    1.05   17.02   14.64   170.97
NASDAQ Listed OTC Companies(52)                    1.57    1.56   15.32   14.90   144.56
California Companies(1)                            1.44    1.44   11.91   11.86   108.35
Mid-Atlantic Companies(15)                         1.24    1.32   16.09   14.18   168.90
Mid-West Companies(2)                              0.21    0.26   11.14   10.78    35.44
New England Companies(33)                          1.93    1.86   14.51   13.93   167.17
North-West Companies(4)                            1.00    0.97   10.75   10.38    90.60
South-East Companies(5)                            1.29    1.33   26.77   26.77    98.52
Thrift Strategy(43)                                1.50    1.49   16.36   15.43   146.89
Mortgage Banker Strategy(7)                        1.49    1.58   14.14   13.65   178.38
Real Estate Strategy(5)                            1.73    1.57   10.84   10.82   101.31
Diversified Strategy(5)                            2.11    2.08   13.02   12.01   186.81
Companies Issuing Dividends(51)                    1.49    1.48   16.12   15.43   156.38
Companies Without Dividends(9)                     1.91    1.90   13.28   11.42   120.53
Equity/Assets less than 6%(5)                      1.14    1.05    7.47    7.24   137.87
Equity/Assets 6-12%(40)                            1.94    1.90   15.59   14.34   182.15
Equity/Assets greater than 12%(15)                 0.78    0.84   18.16   18.03    82.08
Actively Traded Companies(18)                      1.89    1.84   15.22   14.40   176.53
Market Value Below $20 Million(5)                  1.44    1.54   13.44   13.26    71.41
Holding Company Structure(40)                      1.47    1.47   15.90   15.21   135.78
Assets Over $1 Billion(14)                         1.89    1.90   15.67   13.91   183.50
Assets $500 Million-$1 Billion(16)                 1.85    1.78   16.33   15.03   183.82
Assets $250-$500 Million(13)                       1.14    1.14   13.24   12.92   125.27
Assets less than $250 Million(17)                  1.33    1.35   17.06   16.93   113.02
Goodwill Companies(28)                             1.64    1.62   15.93   14.07   188.93
Non-Goodwill Companies(32)                         1.48    1.48   15.50   15.50   118.44

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 6, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(20)                      29.05   4,959    56.9        31.40   14.12   28.73    1.33  391.00    98.38
BIF-Insured Thrifts(3)                        31.04  22,105   291.1        32.71   12.03   29.21    6.69  330.37   158.69
NASDAQ Listed OTC Companies(23)               29.40   7,985    98.3        31.63   13.75   28.81    2.28  360.69   111.30
Florida Companies(3)                          32.25   5,933    90.2        36.13   16.56   32.38   -0.44    0.00    67.90
Mid-Atlantic Companies(11)                    29.32   5,800    59.5        31.24   12.26   28.37    3.87    0.00   158.66
Mid-West Companies(7)                         27.52   2,111    25.3        29.40   14.59   27.40    0.27  391.00    78.90
New England Companies(1)                      33.87  61,126   828.2        37.37   17.33   32.75    3.42  330.37    75.95
Thrift Strategy(22)                           29.12   4,664    52.6        31.27   13.53   28.57    2.20  391.00   114.02
Diversified Strategy(1)                       33.87  61,126   828.2        37.37   17.33   32.75    3.42  330.37    75.95
Companies Issuing Dividends(22)               30.09   8,311   103.0        32.37   13.76   29.53    2.06  360.69   111.30
Companies Without Dividends(1)                18.37   2,760    22.8        19.75   13.62   17.37    5.76    0.00     0.00
Equity/Assets 6-12%(17)                       30.69   9,676   121.0        33.11   13.94   29.94    2.90  360.69   118.54
Equity/Assets greater than 12%(6)             25.22   2,487    24.3        26.84   13.12   25.15    0.25    0.00    84.76
Holding Company Structure(2)                  28.25   1,917    24.9        28.25    9.25   25.12   12.46    0.00   201.17
Assets Over $1 Billion(5)                     40.46  31,921   400.4        43.71   15.15   39.92    1.56  330.37   138.63
Assets $500 Million-$1 Billion(3)             32.25   5,933    90.2        36.13   16.56   32.38   -0.44    0.00    67.90
Assets $250-$500 Million(5)                   30.87   2,848    37.6        32.00   16.19   30.33    1.83  391.00    79.53
Assets less than $250 Million(10)             24.60   2,174    19.6        26.49   11.85   23.82    3.27    0.00   127.99
Goodwill Companies(8)                         36.42  21,073   266.8        39.72   16.51   36.05    1.07  360.69   108.32
Non-Goodwill Companies(15)                    26.48   2,531    28.0        28.26   12.60   25.80    2.78    0.00   112.96
MHC Institutions(23)                          29.40   7,985    98.3        31.63   13.75   28.81    2.28  360.69   111.30


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(20)                           0.49    0.77   11.84   11.66   109.33
BIF-Insured Thrifts(3)                             0.89    0.80   10.41   10.41   101.01
NASDAQ Listed OTC Companies(23)                    0.56    0.78   11.59   11.44   107.86
Florida Companies(3)                               0.62    0.94   13.90   13.86   142.47
Mid-Atlantic Companies(11)                         0.49    0.67   10.99   10.74    98.08
Mid-West Companies(7)                              0.51    0.85   11.87   11.84   107.45
New England Companies(1)                           1.39    1.03   10.92   10.91   128.75
Thrift Strategy(22)                                0.51    0.76   11.63   11.47   106.56
Diversified Strategy(1)                            1.39    1.03   10.92   10.91   128.75
Companies Issuing Dividends(22)                    0.58    0.79   11.71   11.55   109.43
Companies Without Dividends(1)                     0.36    0.54    9.71    9.71    82.81
Equity/Assets 6-12%(17)                            0.57    0.80   11.63   11.43   119.65
Equity/Assets greater than 12%(6)                  0.54    0.71   11.45   11.45    69.55
Holding Company Structure(2)                       1.06    0.95   11.68   11.68    99.58
Assets Over $1 Billion(5)                          0.92    0.95   11.32   10.54   133.25
Assets $500 Million-$1 Billion(3)                  0.62    0.94   13.90   13.86   142.47
Assets $250-$500 Million(5)                        0.57    0.96   12.56   12.52   120.40
Assets less than $250 Million(10)                  0.43    0.62   10.84   10.84    87.53
Goodwill Companies(8)                              0.79    0.96   12.01   11.50   142.55
Non-Goodwill Companies(15)                         0.47    0.70   11.41   11.41    93.41
MHC Institutions(23)                               0.56    0.78   11.59   11.44   107.86

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 6, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)



NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA             61.87  94,411 5,841.2        62.06   30.62   59.25    4.42  229.97    90.37
CSA   Coast Savings Financial of CA           60.81  18,644 1,133.7        61.44   33.12   58.69    3.61  426.04    66.06
CFB   Commercial Federal Corp. of NE          50.00  21,582 1,079.1        51.19   29.08   48.50    3.09  ***.**    56.25
DME   Dime Bancorp, Inc. of NY*               24.69 101,492 2,505.8        26.00   14.62   24.00    2.88  145.43    67.39
DSL   Downey Financial Corp. of CA            27.06  26,754   724.0        27.56   16.35   26.25    3.09  149.17    44.78
FED   FirstFed Fin. Corp. of CA               37.06  10,585   392.3        38.25   20.50   35.00    5.89  129.47    68.45
GSB   Glendale Fed. Bk, FSB of CA             34.00  50,456 1,715.5        36.12   19.75   33.25    2.26  109.23    46.24
GDW   Golden West Fin. Corp. of CA            88.44  56,770 5,020.7        93.81   59.87   86.75    1.95  237.69    40.11
GPT   GreenPoint Fin. Corp. of NY*            68.69  42,826 2,941.7        69.06   45.62   64.37    6.71    N.A.    44.61
JSB   JSB Financial, Inc. of NY               48.69   9,898   481.9        49.56   35.87   48.19    1.04  323.39    28.13
NYB   New York Bancorp, Inc. of NY            35.06  21,319   747.4        35.37   16.75   34.25    2.36  394.50    81.00
WES   Westcorp Inc. of Orange CA              18.44  26,256   484.2        23.62   13.25   18.56   -0.65  151.57   -15.72


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares of LA*              23.25   2,731    63.5        24.75   14.12   23.00    1.09    N.A.    56.36
ANE   Alliance Bancorp of New Englan*         17.25   1,627    28.1        18.00    8.72   17.12    0.76  137.93    91.67
BKC   American Bank of Waterbury CT*          46.00   2,313   106.4        46.00   27.37   44.50    3.37  145.33    64.29
BFD   BostonFed Bancorp of MA                 20.12   5,650   113.7        22.31   13.87   20.50   -1.85    N.A.    36.41
CFX   CFX Corp of NH(8)*                      26.50  23,977   635.4        26.50   14.05   24.62    7.64  122.69    70.97
CNY   Carver Bancorp, Inc. of NY              13.00   2,314    30.1        13.37    7.37   12.75    1.96  108.00    57.58
CBK   Citizens First Fin.Corp. of IL          18.50   2,594    48.0        19.50   12.12   18.37    0.71    N.A.    28.74
ESX   Essex Bancorp of VA(8)                   5.50   1,057     5.8         7.94    1.00    5.37    2.42  -67.16   151.14
FCB   Falmouth Co-Op Bank of MA*              20.12   1,455    29.3        22.00   12.87   20.50   -1.85    N.A.    53.35
FAB   FirstFed America Bancorp of MA          20.56   8,707   179.0        22.12   13.62   20.50    0.29    N.A.     N.A.
GAF   GA Financial Corp. of PA                18.87   7,973   150.5        19.62   13.62   19.50   -3.23    N.A.    24.80
KNK   Kankakee Bancorp of IL                  31.75   1,426    45.3        34.62   22.50   31.50    0.79  217.50    28.28
KYF   Kentucky First Bancorp of KY            13.62   1,303    17.7        15.12   10.56   13.75   -0.95    N.A.    25.30
MBB   MSB Bancorp of Middletown NY*           28.50   2,844    81.1        28.87   16.37   28.00    1.79  185.00    45.26
PDB   Piedmont Bancorp of NC                  10.87   2,751    29.9        19.12    9.25   11.00   -1.18    N.A.     3.52
SSB   Scotland Bancorp of NC                  10.81   1,914    20.7        19.25   10.50   10.56    2.37    N.A.   -23.44
SZB   SouthFirst Bancshares of AL             18.87     848    16.0        20.87   12.25   19.50   -3.23    N.A.    42.42
SRN   Southern Banc Company of AL             17.12   1,230    21.1        17.37   13.12   17.25   -0.75    N.A.    30.49
SSM   Stone Street Bancorp of NC              19.50   1,898    37.0        27.25   19.37   19.62   -0.61    N.A.    -4.88
TSH   Teche Holding Company of LA             21.75   3,438    74.8        23.50   13.00   20.87    4.22    N.A.    51.36
FTF   Texarkana Fst. Fin. Corp of AR          25.75   1,790    46.1        27.00   13.62   26.00   -0.96    N.A.    64.75
THR   Three Rivers Fin. Corp. of MI           19.37     824    16.0        20.12   13.62   18.00    7.61    N.A.    38.36
WSB   Washington SB, FSB of MD                 7.75   4,348    33.7         8.25    4.38    7.50    3.33  520.00    59.14


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN             35.87     692    24.8        41.00   27.14   35.50    1.04    N.A.    25.86
AFED  AFSALA Bancorp, Inc. of NY              18.75   1,455    27.3        19.50   11.37   18.75    0.00    N.A.    56.25
ALBK  ALBANK Fin. Corp. of Albany NY          44.50  12,872   572.8        47.75   28.13   46.25   -3.78   91.40    41.86
AMFC  AMB Financial Corp. of IN               16.37     964    15.8        17.75   12.50   16.37    0.00    N.A.    23.55
ASBP  ASB Financial Corp. of OH               13.12   1,721    22.6        18.25   11.50   13.00    0.92    N.A.     0.92
ABBK  Abington Savings Bank of MA*            35.50   1,840    65.3        36.50   19.00   35.50    0.00  436.25    82.05
AABC  Access Anytime Bancorp of NM             9.75   1,217    11.9        10.12    5.15    8.75   11.43   44.44    80.89
AFBC  Advance Fin. Bancorp of WV              17.75   1,084    19.2        17.87   12.75   17.75    0.00    N.A.     N.A.
AADV  Advantage Bancorp of WI                 59.38   3,236   192.2        60.00   31.25   56.00    6.04  545.43    84.12
AFCB  Affiliated Comm BC, Inc of MA           29.00   6,493   188.3        32.12   17.10   29.25   -0.85    N.A.    69.59
ALBC  Albion Banc Corp. of Albion NY          29.25     250     7.3        30.50   16.50   29.25    0.00  125.00    74.63
ABCL  Allied Bancorp of IL                    26.75   8,020   214.5        28.37   16.00   26.00    2.88  301.05    60.47


                                                       Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)



NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA                  2.04    3.26   20.98   17.88   503.46
CSA   Coast Savings Financial of CA                0.99    2.48   24.03   23.72   488.24
CFB   Commercial Federal Corp. of NE               2.04    2.89   19.74   17.51   328.82
DME   Dime Bancorp, Inc. of NY*                    1.07    1.36   10.44    9.95   197.92
DSL   Downey Financial Corp. of CA                 0.86    1.43   15.25   15.04   219.99
FED   FirstFed Fin. Corp. of CA                    1.13    2.07   19.13   18.91   396.15
GSB   Glendale Fed. Bk, FSB of CA                  0.79    1.85   17.77   15.80   321.43
GDW   Golden West Fin. Corp. of CA                 6.74    8.21   43.88   43.88   688.66
GPT   GreenPoint Fin. Corp. of NY*                 3.33    3.25   32.02   18.00   310.56
JSB   JSB Financial, Inc. of NY                    2.77    2.63   35.35   35.35   154.69
NYB   New York Bancorp, Inc. of NY                 2.00    2.35    7.83    7.83   154.02
WES   Westcorp Inc. of Orange CA                   1.11    0.55   12.68   12.64   140.09


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares of LA*                   0.47    0.47   16.70   16.70    95.82
ANE   Alliance Bancorp of New Englan*              1.06    1.11   10.17    9.88   146.42
BKC   American Bank of Waterbury CT*               3.13    2.68   21.70   20.83   261.94
BFD   BostonFed Bancorp of MA                      0.78    1.01   15.18   14.67   172.73
CFX   CFX Corp of NH(8)*                           0.60    0.72    5.77    5.40    77.53
CNY   Carver Bancorp, Inc. of NY                  -0.74    0.01   14.93   14.32   178.81
CBK   Citizens First Fin.Corp. of IL               0.30    0.59   14.74   14.74   104.69
ESX   Essex Bancorp of VA(8)                      -0.05    0.05    0.49    0.31   179.83
FCB   Falmouth Co-Op Bank of MA*                   0.52    0.49   15.40   15.40    64.49
FAB   FirstFed America Bancorp of MA              -0.21    0.50   14.26   14.26   117.25
GAF   GA Financial Corp. of PA                     0.80    1.02   14.27   14.12    94.04
KNK   Kankakee Bancorp of IL                       1.62    2.02   26.57   24.98   239.61
KYF   Kentucky First Bancorp of KY                 0.58    0.76   11.30   11.30    68.19
MBB   MSB Bancorp of Middletown NY*                0.49    0.52   21.15   10.38   286.18
PDB   Piedmont Bancorp of NC                      -0.19    0.30    7.42    7.42    44.62
SSB   Scotland Bancorp of NC                       0.51    0.62   13.44   13.44    36.30
SZB   SouthFirst Bancshares of AL                 -0.03    0.25   16.06   16.06   114.72
SRN   Southern Banc Company of AL                  0.12    0.43   14.58   14.43    85.72
SSM   Stone Street Bancorp of NC                   0.80    0.96   16.13   16.13    55.91
TSH   Teche Holding Company of LA                  0.78    1.08   15.53   15.53   118.17
FTF   Texarkana Fst. Fin. Corp of AR               1.31    1.62   15.03   15.03    95.73
THR   Three Rivers Fin. Corp. of MI                0.62    0.90   15.54   15.48   115.45
WSB   Washington SB, FSB of MD                     0.25    0.35    5.16    5.16    61.61


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN                  1.19    0.51   32.27   31.61   390.88
AFED  AFSALA Bancorp, Inc. of NY                   0.82    0.82   14.74   14.74   109.40
ALBK  ALBANK Fin. Corp. of Albany NY               2.29    2.81   25.75   22.51   279.85
AMFC  AMB Financial Corp. of IN                    0.66    0.73   14.61   14.61    97.70
ASBP  ASB Financial Corp. of OH                    0.39    0.56   10.29   10.29    65.35
ABBK  Abington Savings Bank of MA*                 2.17    1.93   18.85   16.98   272.42
AABC  Access Anytime Bancorp of NM                -0.44   -0.11    6.41    6.41    85.99
AFBC  Advance Fin. Bancorp of WV                   0.51    0.77   14.88   14.88    96.46
AADV  Advantage Bancorp of WI                      1.27    2.81   29.03   27.14   315.05
AFCB  Affiliated Comm BC, Inc of MA                1.52    1.74   16.42   16.33   167.94
ALBC  Albion Banc Corp. of Albion NY               0.27    0.96   23.96   23.96   274.51
ABCL  Allied Bancorp of IL                         0.61    0.89   15.60   15.40   175.10

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 6, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ATSB  AmTrust Capital Corp. of IN             14.00     526     7.4        14.25    9.75   13.87    0.94    N.A.    40.00
AHCI  Ambanc Holding Co., Inc. of NY*         16.87   4,392    74.1        17.37   10.37   16.00    5.44    N.A.    49.96
ASBI  Ameriana Bancorp of IN                  20.50   3,231    66.2        22.00   14.25   20.25    1.23  122.10    28.13
AFFFZ America First Fin. Fund of CA(8)        44.50   6,011   267.5        44.50   28.75   43.50    2.30  137.33    47.11
ANBK  American Nat'l Bancorp of MD(8)         20.25   3,613    73.2        20.69   11.37   20.06    0.95    N.A.    67.08
ABCW  Anchor Bancorp Wisconsin of WI          30.50   9,054   276.1        32.25   17.31   29.00    5.17  107.62    70.68
ANDB  Andover Bancorp, Inc. of MA*            38.62   5,149   198.9        40.50   25.00   36.75    5.09  259.26    50.74
ASFC  Astoria Financial Corp. of NY           55.31  20,666 1,143.0        56.62   34.00   52.25    5.86  110.70    50.01
AVND  Avondale Fin. Corp. of IL               17.12   3,495    59.8        18.87   12.75   17.00    0.71    N.A.     0.00
BKCT  Bancorp Connecticut of CT*              38.00   2,543    96.6        39.25   21.50   37.75    0.66  334.29    68.89
BPLS  Bank Plus Corp. of CA                   11.94  19,341   230.9        13.75    9.62   12.00   -0.50    N.A.     3.83
BWFC  Bank West Fin. Corp. of MI              22.25   1,753    39.0        22.50   10.25   21.75    2.30    N.A.   109.51
BANC  BankAtlantic Bancorp of FL              13.69  22,276   305.0        17.12   12.12   13.87   -1.30  229.09     2.39
BKUNA BankUnited SA of FL                     13.25   8,869   117.5        13.75    8.00   13.12    0.99  144.01    32.50
BVCC  Bay View Capital Corp. of CA            30.50  12,421   378.8        30.62   19.50   30.50    0.00   54.43    43.94
FSNJ  Bayonne Banchsares of NJ                12.62   8,993   113.5        13.06    5.46   12.75   -1.02    N.A.    60.97
BFSB  Bedford Bancshares of VA                27.25   1,142    31.1        27.25   17.50   25.00    9.00  159.52    54.65
BFFC  Big Foot Fin. Corp. of IL               18.37   2,513    46.2        19.62   12.31   18.75   -2.03    N.A.    41.31
BSBC  Branford SB of CT(8)*                    5.25   6,559    34.4         6.31    3.19    5.63   -6.75  147.64    35.66
BYFC  Broadway Fin. Corp. of CA               12.94     835    10.8        13.00    9.00   12.94    0.00    N.A.    39.89
CBES  CBES Bancorp of MO                      20.37   1,025    20.9        22.37   13.25   19.37    5.16    N.A.    42.95
CCFH  CCF Holding Company of GA               21.00     820    17.2        21.00   14.25   21.00    0.00    N.A.    42.37
CENF  CENFED Financial Corp. of CA            40.00   5,959   238.4        42.25   23.86   40.37   -0.92  155.10    50.43
CFSB  CFSB Bancorp of Lansing MI              32.00   5,087   162.8        32.50   16.36   31.25    2.40  255.56    80.49
CKFB  CKF Bancorp of Danville KY              18.00     925    16.7        20.50   17.50   17.75    1.41    N.A.   -11.11
CNSB  CNS Bancorp of MO                       17.25   1,653    28.5        20.00   13.75   17.25    0.00    N.A.    14.09
CSBF  CSB Financial Group Inc of IL*          12.44     942    11.7        12.75    9.62   12.50   -0.48    N.A.    22.92
CBCI  Calumet Bancorp of Chicago IL           50.25   2,111   106.1        51.00   28.50   50.50   -0.50  148.15    51.13
CAFI  Camco Fin. Corp. of OH                  23.12   3,214    74.3        23.75   14.05   23.00    0.52    N.A.    52.91
CMRN  Cameron Fin. Corp. of MO                19.50   2,627    51.2        19.50   14.50   19.12    1.99    N.A.    21.88
CAPS  Capital Savings Bancorp of MO           18.25   1,892    34.5        19.25   12.31   18.25    0.00   37.74    40.38
CFNC  Carolina Fincorp of NC*                 17.50   1,851    32.4        17.87   13.00   17.00    2.94    N.A.    30.89
CASB  Cascade SB of Everett WA(8)             14.00   2,570    36.0        16.80   10.40   13.00    7.69    9.38     8.53
CATB  Catskill Fin. Corp. of NY*              17.98   4,657    83.7        19.12   13.00   17.75    1.30    N.A.    28.43
CNIT  Cenit Bancorp of Norfolk VA             67.00   1,654   110.8        67.87   38.50   65.00    3.08  321.91    61.45
CEBK  Central Co-Op. Bank of MA*              23.75   1,965    46.7        24.87   15.50   22.50    5.56  352.38    35.71
CENB  Century Bancshares of NC*               81.00     407    33.0        84.00   62.00   84.00   -3.57    N.A.    24.62
CBSB  Charter Financial Inc. of IL            21.37   4,150    88.7        21.56   12.50   21.37    0.00    N.A.    70.96
COFI  Charter One Financial of OH             58.87  49,563 2,917.8        61.91   36.91   58.12    1.29  236.40    47.17
CVAL  Chester Valley Bancorp of PA            26.00   2,189    56.9        26.00   13.90   26.00    0.00  129.48    84.40
CTZN  CitFed Bancorp of Dayton OH             54.87   8,656   475.0        55.50   28.25   49.25   11.41  509.67    66.27
CLAS  Classic Bancshares of KY                15.75   1,305    20.6        17.12   11.25   15.75    0.00    N.A.    35.54
CMSB  Cmnwealth Bancorp of PA                 18.50  16,243   300.5        19.50   13.12   18.25    1.37    N.A.    23.33
CBSA  Coastal Bancorp of Houston TX           30.12   4,992   150.4        33.25   21.50   28.13    7.07    N.A.    31.70
CFCP  Coastal Fin. Corp. of SC                24.00   4,647   111.5        27.75   14.44   23.50    2.13  140.00    52.38
CMSV  Commty. Svgs, MHC of FL (48.5)          36.50   5,095    90.2        39.75   16.75   36.50    0.00    N.A.    78.05
CFTP  Community Fed. Bancorp of MS            16.87   4,629    78.1        20.00   16.00   17.00   -0.76    N.A.    -0.76
CFFC  Community Fin. Corp. of VA              23.12   1,275    29.5        23.50   20.50   22.50    2.76  230.29    11.42
CFBC  Community First Bnkg Co. of GA          37.50   2,414    90.5        40.00   31.87   36.62    2.40    N.A.     N.A.
CIBI  Community Inv. Bancorp of OH            15.75     916    14.4        16.00   10.33   15.00    5.00    N.A.    39.01
COOP  Cooperative Bk.for Svgs. of NC          16.75   2,983    50.0        17.25    9.50   16.75    0.00  235.00    65.51
CRZY  Crazy Woman Creek Bncorp of WY          15.06     955    14.4        15.50   11.25   15.12   -0.40    N.A.    25.50
DNFC  D&N Financial Corp. of MI               25.16   8,244   207.4        25.25   14.81   25.12    0.16  187.54    50.21
DCBI  Delphos Citizens Bancorp of OH          17.50   1,960    34.3        18.25   11.75   17.75   -1.41    N.A.    45.83
DIME  Dime Community Bancorp of NY            22.62  12,625   285.6        23.12   13.87   21.12    7.10    N.A.    53.36


                                                       Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ATSB  AmTrust Capital Corp. of IN                  0.25    0.41   14.19   14.05   137.35
AHCI  Ambanc Holding Co., Inc. of NY*             -0.64   -0.67   14.29   14.29   110.42
ASBI  Ameriana Bancorp of IN                       0.75    1.05   13.49   13.48   123.10
AFFFZ America First Fin. Fund of CA(8)             5.51    6.76   30.76   30.38   364.44
ANBK  American Nat'l Bancorp of MD(8)              0.37    0.86   12.54   12.54   139.86
ABCW  Anchor Bancorp Wisconsin of WI               1.55    1.99   13.24   12.99   212.71
ANDB  Andover Bancorp, Inc. of MA*                 2.57    2.65   19.58   19.58   242.95
ASFC  Astoria Financial Corp. of NY                1.99    2.84   29.02   24.37   370.87
AVND  Avondale Fin. Corp. of IL                   -0.85   -2.63   15.85   15.85   173.75
BKCT  Bancorp Connecticut of CT*                   2.15    2.02   17.26   17.26   168.45
BPLS  Bank Plus Corp. of CA                       -0.46    0.04    9.26    9.24   182.72
BWFC  Bank West Fin. Corp. of MI                   0.53    0.47   12.89   12.89    88.80
BANC  BankAtlantic Bancorp of FL                   0.98    0.72    6.89    5.66   122.57
BKUNA BankUnited SA of FL                          0.29    0.48    7.59    6.15   203.77
BVCC  Bay View Capital Corp. of CA                 1.01    1.65   15.80   13.26   249.27
FSNJ  Bayonne Banchsares of NJ                    -0.24   -0.04    9.91    9.91    68.72
BFSB  Bedford Bancshares of VA                     1.14    1.46   16.80   16.80   118.61
BFFC  Big Foot Fin. Corp. of IL                    0.04    0.35   14.34   14.34    84.46
BSBC  Branford SB of CT(8)*                        0.32    0.32    2.64    2.64    28.44
BYFC  Broadway Fin. Corp. of CA                   -0.19    0.29   14.65   14.65   146.40
CBES  CBES Bancorp of MO                           0.84    1.03   17.34   17.34    98.61
CCFH  CCF Holding Company of GA                    0.05    0.07   14.36   14.36   122.93
CENF  CENFED Financial Corp. of CA                 1.90    2.71   20.04   20.01   385.22
CFSB  CFSB Bancorp of Lansing MI                   1.37    1.73   12.67   12.67   166.20
CKFB  CKF Bancorp of Danville KY                   1.17    0.86   15.75   15.75    65.74
CNSB  CNS Bancorp of MO                            0.25    0.46   14.84   14.84    59.50
CSBF  CSB Financial Group Inc of IL*               0.16    0.26   12.98   12.27    51.85
CBCI  Calumet Bancorp of Chicago IL                2.72    3.45   36.46   36.46   235.23
CAFI  Camco Fin. Corp. of OH                       1.11    1.24   14.58   13.45   152.41
CMRN  Cameron Fin. Corp. of MO                     0.78    0.97   17.18   17.18    79.22
CAPS  Capital Savings Bancorp of MO                0.82    1.15   11.28   11.28   128.18
CFNC  Carolina Fincorp of NC*                      0.68    0.65   13.75   13.75    60.24
CASB  Cascade SB of Everett WA(8)                  0.47    0.71    8.78    8.78   143.24
CATB  Catskill Fin. Corp. of NY*                   0.86    0.88   15.28   15.28    61.03
CNIT  Cenit Bancorp of Norfolk VA                  3.74    3.43   31.05   28.51   428.99
CEBK  Central Co-Op. Bank of MA*                   1.44    1.46   17.07   15.20   163.33
CENB  Century Bancshares of NC*                    4.33    4.36   74.45   74.45   247.27
CBSB  Charter Financial Inc. of IL                 1.05    1.47   13.71   12.13    94.76
COFI  Charter One Financial of OH                  2.78    3.48   19.70   18.45   293.86
CVAL  Chester Valley Bancorp of PA                 0.88    1.25   12.36   12.36   147.86
CTZN  CitFed Bancorp of Dayton OH                  1.94    2.73   22.79   20.52   357.85
CLAS  Classic Bancshares of KY                     0.45    0.63   14.84   12.52   100.81
CMSB  Cmnwealth Bancorp of PA                      0.73    0.93   13.57   10.61   140.92
CBSA  Coastal Bancorp of Houston TX                1.44    2.51   19.77   16.44   593.77
CFCP  Coastal Fin. Corp. of SC                     0.95    1.04    6.68    6.68   108.19
CMSV  Commty. Svgs, MHC of FL (48.5)               0.73    1.09   15.44   15.44   137.35
CFTP  Community Fed. Bancorp of MS                 0.59    0.72   12.40   12.40    45.16
CFFC  Community Fin. Corp. of VA                   1.32    1.67   18.86   18.86   137.58
CFBC  Community First Bnkg Co. of GA               1.05    1.06   28.74   28.35   186.68
CIBI  Community Inv. Bancorp of OH                 0.64    0.98   12.13   12.13   100.77
COOP  Cooperative Bk.for Svgs. of NC              -0.90    0.22    9.02    9.02   118.15
CRZY  Crazy Woman Creek Bncorp of WY               0.58    0.71   14.67   14.67    56.83
DNFC  D&N Financial Corp. of MI                    1.09    1.44   10.88   10.77   195.15
DCBI  Delphos Citizens Bancorp of OH               0.75    0.75   15.53   15.53    54.68
DIME  Dime Community Bancorp of NY                 0.98    1.05   15.12   13.03   104.16

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 6, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
DIBK  Dime Financial Corp. of CT*             30.75   5,162   158.7        32.00   16.50   30.50    0.82  192.86    78.26
EGLB  Eagle BancGroup of IL                   18.75   1,198    22.5        19.50   13.25   18.75    0.00    N.A.    26.09
EBSI  Eagle Bancshares of Tucker GA           18.50   5,660   104.7        20.94   13.62   18.25    1.37  155.17    19.35
EGFC  Eagle Financial Corp. of CT(8)          52.50   6,316   331.6        52.50   26.50   50.25    4.48  500.00    72.13
ETFS  East Texas Fin. Serv. of TX             19.37   1,025    19.9        21.50   15.00   19.37    0.00    N.A.    18.33
EMLD  Emerald Financial Corp of OH            18.50   5,072    93.8        19.00   10.62   18.00    2.78    N.A.    64.44
EIRE  Emerald Island Bancorp, MA(8)*          31.75   2,250    71.4        31.87   13.40   31.75    0.00  316.67    98.44
EFBC  Empire Federal Bancorp of MT            17.00   2,592    44.1        18.25   12.50   16.50    3.03    N.A.     N.A.
EFBI  Enterprise Fed. Bancorp of OH           25.50   1,985    50.6        27.37   14.12   25.25    0.99    N.A.    75.86
EQSB  Equitable FSB of Wheaton MD             44.66     602    26.9        45.75   26.50   44.50    0.36    N.A.    58.09
FCBF  FCB Fin. Corp. of Neenah WI             27.75   4,073   113.0        28.13   18.50   27.25    1.83    N.A.    50.00
FFBS  FFBS Bancorp of Columbus MS             23.25   1,557    36.2        26.00   21.00   22.50    3.33    N.A.     1.09
FFDF  FFD Financial Corp. of OH               18.75   1,455    27.3        19.50   12.25   18.25    2.74    N.A.    41.51
FFLC  FFLC Bancorp of Leesburg FL             35.25   2,301    81.1        36.75   19.50   35.25    0.00    N.A.    63.95
FFFC  FFVA Financial Corp. of VA              33.12   4,522   149.8        35.12   20.00   34.25   -3.30    N.A.    61.56
FFWC  FFW Corporation of Wabash IN            32.50     715    23.2        32.50   20.75   31.25    4.00    N.A.    48.54
FFYF  FFY Financial Corp. of OH               29.75   4,122   122.6        29.75   24.87   28.75    3.48    N.A.    17.54
FMCO  FMS Financial Corp. of NJ               30.00   2,388    71.6        31.50   16.66   28.50    5.26  233.33    64.38
FFHH  FSF Financial Corp. of MN               19.44   3,010    58.5        21.00   13.62   19.12    1.67    N.A.    28.57
FOBC  Fed One Bancorp of Wheeling WV          25.25   2,373    59.9        27.00   15.37   24.62    2.56  152.50    60.32
FBCI  Fidelity Bancorp of Chicago IL          24.50   2,795    68.5        25.75   16.87   24.06    1.83    N.A.    44.12
FSBI  Fidelity Bancorp, Inc. of PA            24.00   1,550    37.2        25.00   16.82   24.00    0.00  210.48    32.01
FFFL  Fidelity FSB, MHC of FL (47.7)          28.00   6,771    90.3        32.50   16.37   28.25   -0.88    N.A.    57.75
FFED  Fidelity Fed. Bancorp of IN              9.75   2,791    27.2        11.25    7.50   10.00   -2.50   38.30     0.00
FFOH  Fidelity Financial of OH                15.12   5,580    84.4        16.37   10.25   15.00    0.80    N.A.    31.48
FIBC  Financial Bancorp, Inc. of NY           24.12   1,710    41.2        24.25   14.00   24.25   -0.54    N.A.    60.80
FBSI  First Bancshares of MO                  25.25   1,093    27.6        28.00   15.25   28.00   -9.82   98.04    51.93
FBBC  First Bell Bancorp of PA                17.25   6,511   112.3        18.37   13.12   17.50   -1.43    N.A.    30.19
FBER  First Bergen Bancorp of NJ              19.00   2,865    54.4        19.50   11.37   19.25   -1.30    N.A.    65.22
SKBO  First Carnegie,MHC of PA(45.0)          18.62   2,300    19.3        19.87   11.62   18.12    2.76    N.A.     N.A.
FSTC  First Citizens Corp of GA               40.75   1,833    74.7        40.75   21.25   38.50    5.84  226.00    61.39
FCME  First Coastal Corp. of ME*              13.50   1,359    18.3        15.75    7.00   12.75    5.88    N.A.    74.19
FFBA  First Colorado Bancorp of Co            20.62  16,485   339.9        21.50   15.87   20.37    1.23  524.85    21.29
FDEF  First Defiance Fin.Corp. of OH          15.37   8,957   137.7        16.00   11.25   15.87   -3.15    N.A.    24.25
FESX  First Essex Bancorp of MA*              19.87   7,527   149.6        20.50   12.25   20.00   -0.65  231.17    51.45
FFES  First FS&LA of E. Hartford CT           36.50   2,682    97.9        37.12   20.00   35.62    2.47  461.54    58.70
FFSX  First FS&LA. MHC of IA (46.1)           32.75   2,833    42.7        35.00   20.75   32.25    1.55  391.00    67.95
BDJI  First Fed. Bancorp. of MN               24.62     683    16.8        25.50   16.00   24.62    0.00    N.A.    33.08
FFBH  First Fed. Bancshares of AR             21.50   4,896   105.3        21.75   15.75   21.50    0.00    N.A.    35.48
FTFC  First Fed. Capital Corp. of WI          26.25   9,165   240.6        29.00   15.17   27.25   -3.67  250.00    67.52
FFKY  First Fed. Fin. Corp. of KY             21.50   4,159    89.4        23.50   17.75   21.75   -1.15   36.51     6.17
FFBZ  First Federal Bancorp of OH             19.25   1,572    30.3        20.50   13.50   19.25    0.00   92.50    20.31
FFCH  First Fin. Holdings Inc. of SC          41.25   6,357   262.2        41.25   21.50   38.62    6.81  236.73    83.33
FFBI  First Financial Bancorp of IL           19.25     415     8.0        20.00   15.50   19.25    0.00    N.A.    21.30
FFHS  First Franklin Corp. of OH              24.25   1,192    28.9        24.50   16.00   23.00    5.43   84.83    46.97
FGHC  First Georgia Hold. Corp of GA           8.37   3,052    25.5         9.50    4.17    8.13    2.95  118.54    47.62
FSPG  First Home Bancorp of NJ                22.75   2,708    61.6        23.62   13.50   23.25   -2.15  279.17    64.02
FFSL  First Independence Corp. of KS          14.50     997    14.5        14.75    9.81   14.75   -1.69    N.A.    39.83
FISB  First Indiana Corp. of IN               24.62  10,561   260.0        26.00   17.37   25.00   -1.52   82.37    15.05
FKFS  First Keystone Fin. Corp of PA          32.12   1,228    39.4        33.25   19.00   30.00    7.07    N.A.    66.86
FLKY  First Lancaster Bncshrs of KY           15.75     959    15.1        16.37   14.50   15.75    0.00    N.A.     7.73
FLFC  First Liberty Fin. Corp. of GA          28.25   7,725   218.2        28.37   17.62   26.37    7.13  456.10    53.78
CASH  First Midwest Fin. Corp. of IA          19.69   2,734    53.8        20.75   15.00   19.50    0.97    N.A.    28.44
FMBD  First Mutual Bancorp of IL              19.94   3,507    69.9        21.50   13.75   18.37    8.55    N.A.    32.93
FMSB  First Mutual SB of Bellevue WA*         18.25   4,067    74.2        20.17    9.54   17.16    6.35  253.68    72.01


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
DIBK  Dime Financial Corp. of CT*                  2.81    2.82   13.48   13.04   169.29
EGLB  Eagle BancGroup of IL                       -0.12    0.28   17.25   17.25   145.50
EBSI  Eagle Bancshares of Tucker GA                0.64    0.87   12.45   12.45   149.91
EGFC  Eagle Financial Corp. of CT(8)               0.19    1.08   21.89   17.09   318.77
ETFS  East Texas Fin. Serv. of TX                  0.34    0.70   19.97   19.97   109.95
EMLD  Emerald Financial Corp of OH                 0.81    1.00    9.01    8.87   118.90
EIRE  Emerald Island Bancorp, MA(8)*               1.52    1.59   13.36   13.36   188.90
EFBC  Empire Federal Bancorp of MT                 0.35    0.46   14.76   14.76    42.30
EFBI  Enterprise Fed. Bancorp of OH                0.82    0.92   15.94   15.92   129.32
EQSB  Equitable FSB of Wheaton MD                  2.20    3.51   25.80   25.80   511.96
FCBF  FCB Fin. Corp. of Neenah WI                  0.60    0.71   11.65   11.65    66.58
FFBS  FFBS Bancorp of Columbus MS                  0.95    1.20   16.15   16.15    83.98
FFDF  FFD Financial Corp. of OH                    0.98    0.55   14.76   14.76    60.48
FFLC  FFLC Bancorp of Leesburg FL                  1.07    1.54   22.68   22.68   168.23
FFFC  FFVA Financial Corp. of VA                   1.32    1.60   16.29   15.94   123.59
FFWC  FFW Corporation of Wabash IN                 1.88    2.35   23.97   21.60   251.83
FFYF  FFY Financial Corp. of OH                    1.29    1.83   19.94   19.94   145.38
FMCO  FMS Financial Corp. of NJ                    1.56    2.29   15.24   14.97   232.38
FFHH  FSF Financial Corp. of MN                    0.79    1.00   14.26   14.26   125.66
FOBC  Fed One Bancorp of Wheeling WV               0.99    1.41   16.63   15.86   150.32
FBCI  Fidelity Bancorp of Chicago IL               0.95    1.33   18.20   18.16   175.26
FSBI  Fidelity Bancorp, Inc. of PA                 1.08    1.72   15.83   15.83   234.39
FFFL  Fidelity FSB, MHC of FL (47.7)               0.50    0.79   12.36   12.27   147.58
FFED  Fidelity Fed. Bancorp of IN                  0.04    0.27    4.63    4.63    85.99
FFOH  Fidelity Financial of OH                     0.51    0.75   12.17   10.74    94.04
FIBC  Financial Bancorp, Inc. of NY                0.88    1.56   15.46   15.39   165.20
FBSI  First Bancshares of MO                       1.29    1.57   20.32   20.29   150.02
FBBC  First Bell Bancorp of PA                     1.06    1.23   10.78   10.78   109.72
FBER  First Bergen Bancorp of NJ                   0.40    0.69   14.10   14.10    99.39
SKBO  First Carnegie,MHC of PA(45.0)               0.33    0.33   10.52   10.52    63.97
FSTC  First Citizens Corp of GA                    2.86    2.82   17.99   13.99   184.86
FCME  First Coastal Corp. of ME*                   4.50    4.36   10.35   10.35   112.13
FFBA  First Colorado Bancorp of Co                 0.79    0.78   11.81   11.65    91.59
FDEF  First Defiance Fin.Corp. of OH               0.45    0.61   13.15   13.15    61.65
FESX  First Essex Bancorp of MA*                   1.32    1.15   11.54   10.02   165.46
FFES  First FS&LA of E. Hartford CT                1.52    2.50   23.58   23.58   366.74
FFSX  First FS&LA. MHC of IA (46.1)                0.68    1.19   13.72   13.60   165.40
BDJI  First Fed. Bancorp. of MN                    0.47    1.00   17.60   17.60   161.92
FFBH  First Fed. Bancshares of AR                  0.81    1.11   16.36   16.36   109.31
FTFC  First Fed. Capital Corp. of WI               1.17    1.37   10.61    9.95   166.97
FFKY  First Fed. Fin. Corp. of KY                  1.15    1.36   12.42   11.70    90.74
FFBZ  First Federal Bancorp of OH                  0.88    1.23    9.66    9.65   128.03
FFCH  First Fin. Holdings Inc. of SC               1.43    2.10   16.03   16.03   262.26
FFBI  First Financial Bancorp of IL               -0.85    0.94   17.63   17.63   203.69
FFHS  First Franklin Corp. of OH                   0.36    1.21   17.17   17.06   190.39
FGHC  First Georgia Hold. Corp of GA               0.32    0.25    4.21    3.86    51.24
FSPG  First Home Bancorp of NJ                     1.64    2.14   12.85   12.64   192.91
FFSL  First Independence Corp. of KS               0.47    0.75   11.60   11.60   111.21
FISB  First Indiana Corp. of IN                    1.17    1.43   13.77   13.60   144.00
FKFS  First Keystone Fin. Corp of PA               1.35    1.93   19.09   19.09   261.24
FLKY  First Lancaster Bncshrs of KY                0.47    0.57   14.71   14.71    44.64
FLFC  First Liberty Fin. Corp. of GA               1.32    1.08   12.30   11.09   166.85
CASH  First Midwest Fin. Corp. of IA               1.00    1.27   15.62   13.84   137.10
FMBD  First Mutual Bancorp of IL                   0.10    0.32   15.30   11.59   119.10
FMSB  First Mutual SB of Bellevue WA*              1.04    1.01    7.25    7.25   106.23

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 6, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FNGB  First Northern Cap. Corp of WI          13.75   8,840   121.6        14.00    8.00   13.50    1.85   89.39    69.13
FFPB  First Palm Beach Bancorp of FL          39.75   5,048   200.7        40.56   23.00   38.50    3.25    N.A.    68.29
FSLA  First SB SLA MHC of NJ (47.5)(8)        39.50   8,007   134.5        47.50   14.26   42.50   -7.06  295.00   134.84
SOPN  First SB, SSB, Moore Co. of NC          23.75   3,687    87.6        25.00   17.75   23.25    2.15    N.A.    26.67
FWWB  First Savings Bancorp of WA*            23.37  10,519   245.8        26.37   16.75   23.75   -1.60    N.A.    27.22
FSFF  First SecurityFed Fin of IL             15.19   6,408    97.3        15.37   15.06    0.00   -1.00    N.A.     N.A.
SHEN  First Shenango Bancorp of PA            34.00   2,069    70.3        35.00   21.75   34.00    0.00    N.A.    51.11
FSFC  First So.east Fin. Corp. of SC(8)       15.75   4,388    69.1        16.75    9.25   15.81   -0.38    N.A.    67.91
FBNW  FirstBank Corp of Clarkston WA          17.00   1,984    33.7        19.00   15.50   16.50    3.03    N.A.     N.A.
FFDB  FirstFed Bancorp of AL                  22.00   1,148    25.3        22.75   12.50   22.00    0.00    N.A.    76.00
FSPT  FirstSpartan Fin. Corp. of SC           37.94   4,430   168.1        39.00   35.00   36.50    3.95    N.A.     N.A.
FLAG  Flag Financial Corp of GA               19.87   2,037    40.5        19.87   10.25   17.25   15.19  102.76    84.84
FLGS  Flagstar Bancorp, Inc of MI             18.62  13,670   254.5        21.75   13.00   18.87   -1.32    N.A.     N.A.
FFIC  Flushing Fin. Corp. of NY*              22.50   7,983   179.6        24.00   17.37   21.75    3.45    N.A.    24.17
FBHC  Fort Bend Holding Corp. of TX           20.00   1,656    33.1        24.00    9.87   19.50    2.56    N.A.    56.86
FTSB  Fort Thomas Fin. Corp. of KY            14.00   1,495    20.9        14.75    9.25   13.37    4.71    N.A.    -4.24
FKKY  Frankfort First Bancorp of KY            9.50   3,280    31.2        12.25    8.00    9.62   -1.25    N.A.   -16.45
FTNB  Fulton Bancorp of MO                    20.00   1,719    34.4        26.50   14.00   20.12   -0.60    N.A.    30.12
GFSB  GFS Bancorp of Grinnell IA              17.00     988    16.8        17.37   10.12   17.00    0.00    N.A.    60.08
GUPB  GFSB Bancorp of Gallup NM               20.00     801    16.0        22.25   14.31   21.25   -5.88    N.A.    26.02
GSLA  GS Financial Corp. of LA                17.56   3,438    60.4        18.75   13.37   17.37    1.09    N.A.     N.A.
GOSB  GSB Financial Corp. of NY               15.75   2,248    35.4        16.75   14.25   15.06    4.58    N.A.     N.A.
GWBC  Gateway Bancorp of KY(8)                19.00   1,076    20.4        19.25   14.00   18.87    0.69    N.A.    33.33
GBCI  Glacier Bancorp of MT                   22.00   6,816   150.0        22.50   15.33   21.50    2.33  355.49    34.72
GFCO  Glenway Financial Corp. of OH           30.50   1,140    34.8        32.50   18.50   30.50    0.00    N.A.    48.78
GTPS  Great American Bancorp of IL            18.75   1,697    31.8        19.50   14.25   19.00   -1.32    N.A.    26.60
GTFN  Great Financial Corp. of KY(8)          44.81  13,823   619.4        45.94   29.12   44.00    1.84    N.A.    53.88
GSBC  Great Southern Bancorp of MO            21.62   8,105   175.2        22.00   16.00   20.75    4.19  640.41    21.39
GDVS  Greater DV SB,MHC of PA (19.9)*         31.00   3,272    20.2        32.50    9.50   29.75    4.20    N.A.   198.94
GSFC  Green Street Fin. Corp. of NC           18.37   4,298    79.0        20.75   15.12   17.75    3.49    N.A.    18.52
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)       24.75   3,125    24.0        27.87   10.50   22.25   11.24    N.A.   105.22
HCBB  HCB Bancshares of AR                    13.50   2,645    35.7        14.25   12.62   13.94   -3.16    N.A.     N.A.
HEMT  HF Bancorp of Hemet CA                  16.00   6,282   100.5        17.12   10.75   15.87    0.82    N.A.    43.88
HFFC  HF Financial Corp. of SD                25.00   2,983    74.6        27.00   16.25   25.75   -2.91  400.00    44.43
HFNC  HFNC Financial Corp. of NC              14.25  17,192   245.0        22.06   14.12   14.75   -3.39    N.A.   -20.26
HMNF  HMN Financial, Inc. of MN               25.25   4,212   106.4        25.75   17.75   24.50    3.06    N.A.    39.35
HALL  Hallmark Capital Corp. of WI            29.50   1,443    42.6        30.75   17.00   29.25    0.85    N.A.    66.20
HARB  Harbor FSB, MHC of FL (46.6)(8)         64.00   4,973   148.2        69.75   30.12   64.62   -0.96    N.A.    79.02
HRBF  Harbor Federal Bancorp of MD            21.50   1,693    36.4        23.50   15.00   20.50    4.88  115.00    36.51
HFSA  Hardin Bancorp of Hardin MO             18.00     859    15.5        18.62   12.00   18.00    0.00    N.A.    44.00
HARL  Harleysville SA of PA                   30.12   1,662    50.1        30.25   14.60   30.25   -0.43   69.69    90.63
HFGI  Harrington Fin. Group of IN             13.25   3,257    43.2        13.75    9.75   12.25    8.16    N.A.    23.26
HARS  Harris SB, MHC of PA (24.3)             57.25  11,260   155.9        61.00   16.25   57.00    0.44    N.A.   213.70
HFFB  Harrodsburg 1st Fin Bcrp of KY          16.75   2,025    33.9        19.00   14.75   16.50    1.52    N.A.   -11.23
HHFC  Harvest Home Fin. Corp. of OH           13.75     915    12.6        14.75    9.25   14.50   -5.17    N.A.    41.03
HAVN  Haven Bancorp of Woodhaven NY           42.00   4,386   184.2        45.37   27.25   42.75   -1.75    N.A.    46.75
HTHR  Hawthorne Fin. Corp. of CA              18.25   3,088    56.4        20.12    7.37   18.50   -1.35  -33.64   124.48
HMLK  Hemlock Fed. Fin. Corp. of IL           17.12   2,076    35.5        17.50   12.50   17.00    0.71    N.A.     N.A.
HBNK  Highland Federal Bank of CA             32.00   2,300    73.6        32.50   16.25   32.00    0.00    N.A.    88.24
HIFS  Hingham Inst. for Sav. of MA*           28.50   1,303    37.1        29.00   15.50   28.50    0.00  525.00    52.00
HBEI  Home Bancorp of Elgin IL                17.50   6,856   120.0        19.31   12.44   17.56   -0.34    N.A.    29.63
HBFW  Home Bancorp of Fort Wayne IN           24.00   2,525    60.6        24.75   17.50   24.00    0.00    N.A.    26.32
HBBI  Home Building Bancorp of IN             21.62     312     6.7        23.75   17.50   21.62    0.00    N.A.     9.47
HCFC  Home City Fin. Corp. of OH              16.75     952    15.9        16.75   12.00   15.50    8.06    N.A.    26.42
HOMF  Home Fed Bancorp of Seymour IN          38.00   3,401   129.2        38.00   20.67   36.75    3.40  278.11    47.57


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FNGB  First Northern Cap. Corp of WI               0.44    0.63    8.13    8.13    72.14
FFPB  First Palm Beach Bancorp of FL              -0.09    0.08   21.69   21.16   330.11
FSLA  First SB SLA MHC of NJ (47.5)(8)             0.72    1.14   12.15   10.83   128.99
SOPN  First SB, SSB, Moore Co. of NC               1.06    1.27   18.22   18.22    79.80
FWWB  First Savings Bancorp of WA*                 0.89    0.84   14.13   13.00    95.79
FSFF  First SecurityFed Fin of IL                  0.61    0.61   12.80   12.80    47.35
SHEN  First Shenango Bancorp of PA                 1.70    2.20   21.78   21.78   198.85
FSFC  First So.east Fin. Corp. of SC(8)            0.53    0.80    7.99    7.99    79.43
FBNW  FirstBank Corp of Clarkston WA               0.54    0.44   14.00   14.00    77.62
FFDB  FirstFed Bancorp of AL                       0.95    1.45   14.48   13.20   153.77
FSPT  FirstSpartan Fin. Corp. of SC                1.00    1.16   27.63   27.63   104.97
FLAG  Flag Financial Corp of GA                   -0.03    0.17   10.44   10.44   108.95
FLGS  Flagstar Bancorp, Inc of MI                  1.50    0.50    8.44    8.06   116.77
FFIC  Flushing Fin. Corp. of NY*                   0.93    0.97   16.67   16.67   107.73
FBHC  Fort Bend Holding Corp. of TX                0.37    0.85   11.60   10.81   192.43
FTSB  Fort Thomas Fin. Corp. of KY                 0.33    0.50   10.40   10.40    64.84
FKKY  Frankfort First Bancorp of KY               -0.11    0.22    6.81    6.81    40.26
FTNB  Fulton Bancorp of MO                         0.51    0.61   14.69   14.69    58.50
GFSB  GFS Bancorp of Grinnell IA                   0.88    1.08   10.66   10.66    93.18
GUPB  GFSB Bancorp of Gallup NM                    0.79    1.00   17.41   17.41   117.09
GSLA  GS Financial Corp. of LA                     0.34    0.34   16.36   16.36    35.85
GOSB  GSB Financial Corp. of NY                    0.52    0.44   13.78   13.78    50.92
GWBC  Gateway Bancorp of KY(8)                     0.52    0.72   16.04   16.04    59.32
GBCI  Glacier Bancorp of MT                        1.10    1.23    8.11    7.90    83.28
GFCO  Glenway Financial Corp. of OH                1.06    1.78   23.89   23.57   251.83
GTPS  Great American Bancorp of IL                 0.20    0.25   17.30   17.30    80.72
GTFN  Great Financial Corp. of KY(8)               1.58    1.51   20.35   19.49   220.37
GSBC  Great Southern Bancorp of MO                 1.15    1.30    7.45    7.45    87.33
GDVS  Greater DV SB,MHC of PA (19.9)*              0.23    0.42    8.64    8.64    74.69
GSFC  Green Street Fin. Corp. of NC                0.56    0.68   14.73   14.73    40.62
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)            0.37    0.56    8.80    8.80    63.83
HCBB  HCB Bancshares of AR                         0.09    0.10   14.27   13.73    75.75
HEMT  HF Bancorp of Hemet CA                      -0.66   -2.68   12.90   10.59   156.76
HFFC  HF Financial Corp. of SD                     1.23    1.67   17.76   17.76   188.29
HFNC  HFNC Financial Corp. of NC                   0.43    0.59    9.37    9.37    51.94
HMNF  HMN Financial, Inc. of MN                    0.94    1.17   19.42   19.42   134.58
HALL  Hallmark Capital Corp. of WI                 1.33    1.68   20.56   20.56   284.01
HARB  Harbor FSB, MHC of FL (46.6)(8)              2.05    2.64   18.84   18.22   224.56
HRBF  Harbor Federal Bancorp of MD                 0.58    0.90   16.48   16.48   127.80
HFSA  Hardin Bancorp of Hardin MO                  0.58    0.89   15.69   15.69   125.75
HARL  Harleysville SA of PA                        1.45    1.99   13.23   13.23   202.57
HFGI  Harrington Fin. Group of IN                  0.61    0.51    7.67    7.67   137.18
HARS  Harris SB, MHC of PA (24.3)                  0.79    0.99   14.54   12.72   181.55
HFFB  Harrodsburg 1st Fin Bcrp of KY               0.55    0.73   14.49   14.49    53.80
HHFC  Harvest Home Fin. Corp. of OH                0.23    0.50   11.35   11.35    90.82
HAVN  Haven Bancorp of Woodhaven NY                2.09    3.10   24.15   24.07   406.19
HTHR  Hawthorne Fin. Corp. of CA                   0.63    1.36   12.85   12.85   279.50
HMLK  Hemlock Fed. Fin. Corp. of IL                0.10    0.55   14.88   14.88    79.26
HBNK  Highland Federal Bank of CA                  0.96    1.41   16.39   16.39   219.30
HIFS  Hingham Inst. for Sav. of MA*                1.86    1.86   15.62   15.62   166.99
HBEI  Home Bancorp of Elgin IL                     0.25    0.43   13.73   13.73    51.43
HBFW  Home Bancorp of Fort Wayne IN                0.72    1.15   17.62   17.62   132.62
HBBI  Home Building Bancorp of IN                  0.29    0.74   18.51   18.51   144.44
HCFC  Home City Fin. Corp. of OH                   0.61    0.80   15.00   15.00    73.49
HOMF  Home Fed Bancorp of Seymour IN               2.01    2.35   17.03   16.50   200.76

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 6, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
HWEN  Home Financial Bancorp of IN            16.75     470     7.9        17.25   12.50   16.37    2.32    N.A.    31.37
HPBC  Home Port Bancorp, Inc. of MA*          22.75   1,842    41.9        25.00   15.75   23.25   -2.15  184.38    37.88
HMCI  Homecorp, Inc. of Rockford IL(8)        23.37   1,708    39.9        23.50   11.83   23.12    1.08  133.70    83.29
HZFS  Horizon Fin'l. Services of IA           23.00     426     9.8        26.00   14.50   22.25    3.37    N.A.    52.12
HRZB  Horizon Financial Corp. of WA*          17.25   7,434   128.2        18.00   10.65   16.37    5.38   51.05    46.93
IBSF  IBS Financial Corp. of NJ               15.75  11,012   173.4        18.75   12.94   15.37    2.47    N.A.    15.89
ISBF  ISB Financial Corp. of LA               25.00   6,901   172.5        28.00   16.50   24.62    1.54    N.A.    38.89
ITLA  Imperial Thrift & Loan of CA*           20.12   7,847   157.9        21.25   14.00   20.00    0.60    N.A.    34.13
IFSB  Independence FSB of DC                  14.25   1,281    18.3        15.12    7.37   13.50    5.56  612.50    78.13
INCB  Indiana Comm. Bank, SB of IN(8)         20.44     922    18.8        20.44   15.00   15.75   29.78    N.A.    25.78
INBI  Industrial Bancorp of OH                18.00   5,173    93.1        18.25   12.00   17.50    2.86    N.A.    41.18
IWBK  Interwest SB of Oak Harbor WA           38.37   8,050   308.9        43.25   27.62   38.25    0.31  283.70    18.98
IPSW  Ipswich SB of Ipswich MA*               12.00   2,378    28.5        14.12    5.25   11.75    2.13    N.A.   100.00
JXVL  Jacksonville Bancorp of TX              19.25   2,490    47.9        19.25   12.75   18.50    4.05    N.A.    31.67
JXSB  Jcksnville SB,MHC of IL (45.6)          26.50   1,272    15.4        29.50   11.50   26.50    0.00    N.A.   100.00
JSBA  Jefferson Svgs Bancorp of MO            43.50   5,005   217.7        43.50   22.25   41.50    4.82    N.A.    67.31
JOAC  Joachim Bancorp of MO                   15.00     722    10.8        15.63   14.00   15.00    0.00    N.A.     3.45
KSAV  KS Bancorp of Kenly NC                  21.50     885    19.0        25.50   14.81   21.50    0.00    N.A.    44.20
KSBK  KSB Bancorp of Kingfield ME(8)*         15.37   1,238    19.0        16.00    7.08   14.00    9.79    N.A.   100.39
KFBI  Klamath First Bancorp of OR             20.87  10,019   209.1        24.25   14.50   22.37   -6.71    N.A.    32.51
LSBI  LSB Fin. Corp. of Lafayette IN          25.00     932    23.3        27.37   17.38   25.62   -2.42    N.A.    34.63
LVSB  Lakeview SB of Paterson NJ              25.50   4,509   115.0        26.00   11.50   24.75    3.03    N.A.   104.98
LARK  Landmark Bancshares of KS               23.50   1,711    40.2        27.25   16.50   23.00    2.17    N.A.    30.56
LARL  Laurel Capital Group of PA              26.50   1,443    38.2        26.50   15.63   25.75    2.91  107.03    60.61
LSBX  Lawrence Savings Bank of MA*            14.25   4,284    61.0        16.37    7.12   13.87    2.74  314.24    75.28
LFED  Leeds FSB, MHC of MD (36.3)             31.87   3,455    40.0        33.00   14.00   31.50    1.17    N.A.    99.19
LXMO  Lexington B&L Fin. Corp. of MO          16.94   1,138    19.3        17.25   11.50   16.00    5.88    N.A.    25.48
LIFB  Life Bancorp of Norfolk VA(8)           30.69   9,848   302.2        30.75   16.75   30.31    1.25    N.A.    70.50
LFBI  Little Falls Bancorp of NJ              18.62   2,745    51.1        18.75   11.50   18.25    2.03    N.A.    46.04
LOGN  Logansport Fin. Corp. of IN             15.75   1,261    19.9        16.00   11.12   15.75    0.00    N.A.    40.00
LONF  London Financial Corp. of OH            20.12     515    10.4        21.00   12.00   20.50   -1.85    N.A.    42.49
LISB  Long Island Bancorp, Inc of NY          45.75  24,023 1,099.1        47.50   30.37   44.50    2.81    N.A.    30.71
MAFB  MAF Bancorp of IL                       33.12  15,249   505.0        34.75   20.17   32.12    3.11  289.65    42.94
MBLF  MBLA Financial Corp. of MO              25.75   1,268    32.7        27.00   19.00   25.75    0.00    N.A.    35.53
MFBC  MFB Corp. of Mishawaka IN               22.50   1,651    37.1        23.75   15.75   22.75   -1.10    N.A.    35.38
MLBC  ML Bancorp of Villanova PA(8)           28.75  11,293   324.7        29.06   13.75   27.50    4.55    N.A.   103.61
MSBF  MSB Financial Corp. of MI               18.00   1,234    22.2        18.50    9.12   18.50   -2.70    N.A.    89.47
MARN  Marion Capital Holdings of IN           27.50   1,768    48.6        28.13   19.25   26.75    2.80    N.A.    42.86
MRKF  Market Fin. Corp. of OH                 15.12   1,336    20.2        15.75   12.25   15.00    0.80    N.A.     N.A.
MFCX  Marshalltown Fin. Corp. of IA(8)        17.12   1,411    24.2        17.25   14.25   17.06    0.35    N.A.    15.13
MFSL  Maryland Fed. Bancorp of MD             47.50   3,234   153.6        50.50   30.71   46.50    2.15  352.38    36.69
MASB  MassBank Corp. of Reading MA*           45.00   3,561   160.2        47.75   25.50   43.25    4.05  356.39    57.40
MFLR  Mayflower Co-Op. Bank of MA*            26.25     890    23.4        26.25   14.75   23.00   14.13  425.00    54.41
MECH  Mechanics SB of Hartford CT*            25.81   5,293   136.6        27.25   15.37   25.37    1.73    N.A.    63.87
MDBK  Medford Bank of Medford, MA*            35.25   4,541   160.1        38.50   24.50   35.75   -1.40  403.57    36.89
MERI  Meritrust FSB of Thibodaux LA           49.25     774    38.1        49.75   31.00   49.25    0.00    N.A.    55.76
MWBX  MetroWest Bank of MA*                    8.13  13,956   113.5         9.00    4.12    8.13    0.00   97.33    51.40
MCBS  Mid Continent Bancshares of KS(8)       40.06   1,958    78.4        43.25   18.75   40.25   -0.47    N.A.    71.42
MIFC  Mid Iowa Financial Corp. of IA          10.37   1,676    17.4        11.00    6.25   10.37    0.00  107.40    62.79
MCBN  Mid-Coast Bancorp of ME                 28.37     233     6.6        28.37   18.50   28.03    1.21  396.85    49.32
MWBI  Midwest Bancshares, Inc. of IA          51.25     339    17.4        52.25   26.50   49.25    4.06  412.50    93.40
MWFD  Midwest Fed. Fin. Corp of WI            25.25   1,628    41.1        26.75   16.75   26.00   -2.88  405.00    36.49
MFFC  Milton Fed. Fin. Corp. of OH            15.63   2,305    36.0        15.94   12.75   15.63    0.00    N.A.     7.79
MIVI  Miss. View Hold. Co. of MN              17.62     740    13.0        19.75   11.75   17.62    0.00    N.A.    46.83
MBSP  Mitchell Bancorp of NC*                 17.00     931    15.8        18.00   12.12   17.50   -2.86    N.A.    19.30


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
HWEN  Home Financial Bancorp of IN                 0.54    0.68   15.31   15.31    90.44
HPBC  Home Port Bancorp, Inc. of MA*               1.72    1.71   11.39   11.39   107.90
HMCI  Homecorp, Inc. of Rockford IL(8)             0.27    0.85   12.70   12.70   194.15
HZFS  Horizon Fin'l. Services of IA                0.65    1.04   19.75   19.75   201.81
HRZB  Horizon Financial Corp. of WA*               1.06    1.05   10.88   10.88    69.77
IBSF  IBS Financial Corp. of NJ                    0.33    0.58   11.59   11.59    66.59
ISBF  ISB Financial Corp. of LA                    0.77    1.04   16.58   14.06   136.06
ITLA  Imperial Thrift & Loan of CA*                1.44    1.44   11.91   11.86   108.35
IFSB  Independence FSB of DC                       0.29    0.66   13.38   11.73   205.12
INCB  Indiana Comm. Bank, SB of IN(8)              0.19    0.53   12.37   12.37   101.63
INBI  Industrial Bancorp of OH                     0.46    0.90   11.86   11.86    67.00
IWBK  Interwest SB of Oak Harbor WA                1.82    2.47   15.43   15.10   227.65
IPSW  Ipswich SB of Ipswich MA*                    0.84    0.66    4.55    4.55    79.64
JXVL  Jacksonville Bancorp of TX                   0.90    1.18   13.55   13.55    90.84
JXSB  Jcksnville SB,MHC of IL (45.6)               0.36    0.79   13.43   13.43   127.94
JSBA  Jefferson Svgs Bancorp of MO                 0.69    1.63   21.24   16.18   259.13
JOAC  Joachim Bancorp of MO                        0.23    0.38   13.63   13.63    48.39
KSAV  KS Bancorp of Kenly NC                       1.08    1.40   16.22   16.21   119.91
KSBK  KSB Bancorp of Kingfield ME(8)*              1.08    1.10    8.46    8.00   117.84
KFBI  Klamath First Bancorp of OR                  0.55    0.83   14.20   14.20    72.65
LSBI  LSB Fin. Corp. of Lafayette IN               1.51    1.33   18.44   18.44   208.28
LVSB  Lakeview SB of Paterson NJ                   1.34    0.97   13.71   11.74   112.19
LARK  Landmark Bancshares of KS                    1.13    1.33   18.38   18.38   133.31
LARL  Laurel Capital Group of PA                   1.61    2.03   14.73   14.73   146.91
LSBX  Lawrence Savings Bank of MA*                 1.39    1.38    7.43    7.43    85.51
LFED  Leeds FSB, MHC of MD (36.3)                  0.68    0.95   13.53   13.53    83.07
LXMO  Lexington B&L Fin. Corp. of MO               0.55    0.71   14.74   14.74    52.05
LIFB  Life Bancorp of Norfolk VA(8)                1.01    1.23   15.94   15.48   151.12
LFBI  Little Falls Bancorp of NJ                   0.29    0.51   14.51   13.40   109.29
LOGN  Logansport Fin. Corp. of IN                  0.74    0.96   12.66   12.66    65.94
LONF  London Financial Corp. of OH                 0.48    0.73   14.60   14.60    74.25
LISB  Long Island Bancorp, Inc of NY               1.44    1.67   22.12   21.90   245.96
MAFB  MAF Bancorp of IL                            1.85    2.45   16.94   14.81   217.82
MBLF  MBLA Financial Corp. of MO                   1.14    1.46   22.50   22.50   185.19
MFBC  MFB Corp. of Mishawaka IN                    0.79    1.19   20.53   20.53   150.36
MLBC  ML Bancorp of Villanova PA(8)                1.27    1.15   12.70   12.48   183.32
MSBF  MSB Financial Corp. of MI                    0.66    0.81   10.28   10.28    60.53
MARN  Marion Capital Holdings of IN                1.38    1.65   22.10   22.10    98.02
MRKF  Market Fin. Corp. of OH                      0.32    0.32   14.82   14.82    42.35
MFCX  Marshalltown Fin. Corp. of IA(8)             0.30    0.65   14.23   14.23    90.38
MFSL  Maryland Fed. Bancorp of MD                  2.16    3.12   30.00   29.62   357.90
MASB  MassBank Corp. of Reading MA*                2.74    2.60   27.05   27.05   254.26
MFLR  Mayflower Co-Op. Bank of MA*                 1.39    1.31   13.67   13.44   141.20
MECH  Mechanics SB of Hartford CT*                 2.76    2.76   15.92   15.92   155.60
MDBK  Medford Bank of Medford, MA*                 2.45    2.29   21.24   19.79   236.19
MERI  Meritrust FSB of Thibodaux LA                1.99    3.10   24.22   24.22   295.20
MWBX  MetroWest Bank of MA*                        0.52    0.52    3.02    3.02    40.59
MCBS  Mid Continent Bancshares of KS(8)            1.87    2.12   19.59   19.59   208.68
MIFC  Mid Iowa Financial Corp. of IA               0.71    1.00    7.00    7.00    74.91
MCBN  Mid-Coast Bancorp of ME                      1.06    1.66   22.06   22.06   256.39
MWBI  Midwest Bancshares, Inc. of IA               1.86    3.09   29.86   29.86   432.28
MWFD  Midwest Fed. Fin. Corp of WI                 1.39    1.37   11.21   10.81   127.18
MFFC  Milton Fed. Fin. Corp. of OH                 0.40    0.54   11.39   11.39    86.87
MIVI  Miss. View Hold. Co. of MN                   0.66    0.97   17.80   17.80    94.29
MBSP  Mitchell Bancorp of NC*                      0.51    0.60   15.39   15.39    35.49

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 6, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
MBBC  Monterey Bay Bancorp of CA              18.75   3,242    60.8        20.50   14.62   18.25    2.74    N.A.    27.12
MONT  Montgomery Fin. Corp. of IN             12.50   1,653    20.7        14.00   11.00   12.56   -0.48    N.A.    -3.85
MSBK  Mutual SB, FSB of Bay City MI           14.00   4,279    59.9        14.62    5.25   12.12   15.51   60.00   154.55
NHTB  NH Thrift Bancshares of NH              22.00   2,048    45.1        22.75   11.62   22.50   -2.22  376.19    74.33
NSLB  NS&L Bancorp of Neosho MO               18.75     707    13.3        19.50   13.25   18.50    1.35    N.A.    37.67
NMSB  Newmil Bancorp. of CT*                  13.25   3,835    50.8        14.25    8.00   12.50    6.00  108.01    35.90
NASB  North American SB of MO                 54.00   2,229   120.4        55.00   30.75   49.75    8.54  ***.**    57.66
NBSI  North Bancshares of Chicago IL          27.00     962    26.0        27.12   15.75   27.12   -0.44    N.A.    63.64
FFFD  North Central Bancshares of IA          18.00   3,258    58.6        19.25   12.62   18.12   -0.66    N.A.    32.74
NBN   Northeast Bancorp of ME*                27.12   1,275    34.6        27.50   13.00   23.00   17.91  130.81    93.71
NEIB  Northeast Indiana Bncrp of IN           21.00   1,763    37.0        21.00   12.87   20.00    5.00    N.A.    54.19
NWEQ  Northwest Equity Corp. of WI            18.00     839    15.1        18.00   11.25   17.25    4.35    N.A.    48.51
NWSB  Northwest SB, MHC of PA (30.7)          30.25  23,377   217.1        32.75   11.87   30.00    0.83    N.A.   126.25
NSSY  Norwalk Savings Society of CT*          37.50   2,410    90.4        37.50   22.94   35.50    5.63    N.A.    60.46
NSSB  Norwich Financial Corp. of CT*          29.87   5,432   162.3        31.62   18.00   28.50    4.81  326.71    52.24
NTMG  Nutmeg FS&LA of CT                      12.00     738     8.9        12.37    7.00   11.87    1.10    N.A.    60.00
OHSL  OHSL Financial Corp. of OH              27.50   1,235    34.0        28.25   20.00   28.00   -1.79    N.A.    28.69
OCFC  Ocean Fin. Corp. of NJ                  37.50   8,606   322.7        38.37   25.12   37.50    0.00    N.A.    47.06
OCN   Ocwen Financial Corp. of FL             53.56  30,253 1,620.4        56.56   25.25   54.94   -2.51    N.A.   100.22
OTFC  Oregon Trail Fin. Corp of OR            16.12   4,695    75.7        16.75   15.75   16.12    0.00    N.A.     N.A.
PBHC  OswegoCity SB, MHC of NY (46.)*         28.25   1,917    24.9        28.25    9.25   25.12   12.46    N.A.   201.17
OFCP  Ottawa Financial Corp. of MI            28.25   5,353   151.2        28.25   14.66   27.12    4.17    N.A.    84.76
PFFB  PFF Bancorp of Pomona CA                19.37  17,903   346.8        21.50   12.75   19.25    0.62    N.A.    30.26
PSFI  PS Financial of Chicago IL              17.37   2,182    37.9        18.00   11.62   17.56   -1.08    N.A.    47.83
PVFC  PVF Capital Corp. of OH                 20.25   2,556    51.8        21.75   13.18   20.25    0.00  360.23    41.41
PALM  Palfed, Inc. of Aiken SC(8)             25.87   5,299   137.1        26.50   13.12   25.00    3.48   68.31    84.79
PBCI  Pamrapo Bancorp, Inc. of NJ             25.00   2,843    71.1        26.75   18.50   24.75    1.01  344.05    25.00
PFED  Park Bancorp of Chicago IL              18.12   2,431    44.0        18.12   11.75   17.25    5.04    N.A.    39.38
PVSA  Parkvale Financial Corp of PA           28.62   5,106   146.1        29.50   19.60   28.13    1.74  245.65    37.60
PEEK  Peekskill Fin. Corp. of NY              17.25   3,193    55.1        17.50   13.37   16.75    2.99    N.A.    21.05
PFSB  PennFed Fin. Services of NJ             31.00   4,823   149.5        33.50   19.87   30.00    3.33    N.A.    53.09
PWBC  PennFirst Bancorp of PA                 18.50   5,306    98.2        19.50   12.27   18.37    0.71  131.83    49.31
PWBK  Pennwood SB of PA*                      19.00     580    11.0        19.00   12.00   19.00    0.00    N.A.    38.18
PBKB  People's SB of Brockton MA*             19.25   3,595    69.2        20.00   10.12   19.25    0.00  224.07    81.26
PFDC  Peoples Bancorp of Auburn IN            35.00   2,274    79.6        36.00   19.50   34.87    0.37  100.00    72.84
PBCT  Peoples Bank, MHC of CT (40.1)*         33.87  61,126   828.2        37.37   17.33   32.75    3.42  330.37    75.95
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)       35.50   9,037   115.3        39.12   14.00   36.00   -1.39    N.A.   121.88
PFFC  Peoples Fin. Corp. of OH                13.62   1,491    20.3        19.00   12.00   14.00   -2.71    N.A.     0.89
PHBK  Peoples Heritage Fin Grp of ME*         41.19  27,475 1,131.7        43.25   24.00   39.37    4.62  169.04    47.11
PSFC  Peoples Sidney Fin. Corp of OH          18.00   1,785    32.1        18.50   12.56   17.25    4.35    N.A.     N.A.
PERM  Permanent Bancorp of IN                 26.00   2,011    52.3        27.37   17.50   25.50    1.96    N.A.    28.40
PMFI  Perpetual Midwest Fin. of IA            26.00   1,873    48.7        27.50   18.50   26.00    0.00    N.A.    35.06
PERT  Perpetual of SC, MHC (46.8)(8)          53.50   1,505    37.7        58.00   20.25   51.75    3.38    N.A.   120.62
PCBC  Perry Co. Fin. Corp. of MO              23.75     828    19.7        23.75   17.00   21.00   13.10    N.A.    39.71
PHFC  Pittsburgh Home Fin. of PA              18.75   1,969    36.9        19.87   12.00   18.75    0.00    N.A.    40.24
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)       35.00   1,632    26.9        37.12   14.25   36.50   -4.11    N.A.   100.00
PTRS  Potters Financial Corp of OH            31.50     487    15.3        31.50   17.50   26.87   17.23    N.A.    57.50
PKPS  Poughkeepsie Fin. Corp. of NY(8)        10.00  12,595   126.0        10.56    5.12    9.94    0.60   29.03    90.48
PHSB  Ppls Home SB, MHC of PA (45.0)          18.37   2,760    22.8        19.75   13.62   17.37    5.76    N.A.     N.A.
PRBC  Prestige Bancorp of PA                  18.00     915    16.5        19.37   12.00   18.50   -2.70    N.A.    33.33
PFNC  Progress Financial Corp. of PA          15.00   4,010    60.2        16.37    7.50   15.12   -0.79   36.24    87.97
PSBK  Progressive Bank, Inc. of NY*           34.00   3,828   130.2        38.00   22.67   35.25   -3.55  154.30    49.45
PROV  Provident Fin. Holdings of CA           20.25   4,836    97.9        21.12   13.25   19.69    2.84    N.A.    44.64
PULB  Pulaski SB, MHC of MO (29.8)            29.87   2,094    18.6        32.50   14.12   29.87    0.00    N.A.   106.00
PLSK  Pulaski SB, MHC of NJ (46.0)            19.00   2,070    18.1        24.50   11.50   18.50    2.70    N.A.     N.A.


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
MBBC  Monterey Bay Bancorp of CA                   0.29    0.55   14.43   13.30   127.33
MONT  Montgomery Fin. Corp. of IN                  0.36    0.36   11.72   11.72    62.55
MSBK  Mutual SB, FSB of Bay City MI                0.18    0.07    9.56    9.56   157.37
NHTB  NH Thrift Bancshares of NH                   0.54    0.80   11.78   10.03   153.95
NSLB  NS&L Bancorp of Neosho MO                    0.41    0.64   16.52   16.52    84.46
NMSB  Newmil Bancorp. of CT*                       0.68    0.65    8.27    8.27    84.24
NASB  North American SB of MO                      4.10    3.86   25.37   24.52   330.46
NBSI  North Bancshares of Chicago IL               0.60    0.84   17.58   17.58   124.31
FFFD  North Central Bancshares of IA               1.02    1.18   14.81   14.81    65.34
NBN   Northeast Bancorp of ME*                     1.10    1.06   14.04   12.30   205.33
NEIB  Northeast Indiana Bncrp of IN                0.98    1.15   15.19   15.19   100.01
NWEQ  Northwest Equity Corp. of WI                 0.88    1.11   13.22   13.22   115.48
NWSB  Northwest SB, MHC of PA (30.7)               0.58    0.82    8.49    8.00    89.46
NSSY  Norwalk Savings Society of CT*               2.42    2.76   20.64   19.90   256.17
NSSB  Norwich Financial Corp. of CT*               1.42    1.34   14.65   13.23   131.20
NTMG  Nutmeg FS&LA of CT                           0.33    0.45    7.72    7.72   138.80
OHSL  OHSL Financial Corp. of OH                   1.08    1.52   20.54   20.54   186.26
OCFC  Ocean Fin. Corp. of NJ                       0.04    1.49   27.35   27.35   168.27
OCN   Ocwen Financial Corp. of FL                  2.35    1.42    8.06    7.70    92.12
OTFC  Oregon Trail Fin. Corp of OR                 0.59    0.59   13.29   13.29    55.34
PBHC  OswegoCity SB, MHC of NY (46.)*              1.06    0.95   11.68   11.68    99.58
OFCP  Ottawa Financial Corp. of MI                 0.75    1.21   14.05   11.27   160.91
PFFB  PFF Bancorp of Pomona CA                     0.22    0.64   15.17   15.01   146.98
PSFI  PS Financial of Chicago IL                   0.70    0.71   14.66   14.66    37.88
PVFC  PVF Capital Corp. of OH                      1.43    1.83   10.28   10.28   145.96
PALM  Palfed, Inc. of Aiken SC(8)                  0.13    0.75   10.34   10.34   125.47
PBCI  Pamrapo Bancorp, Inc. of NJ                  1.16    1.60   16.62   16.49   130.49
PFED  Park Bancorp of Chicago IL                   0.62    0.86   16.27   16.27    72.22
PVSA  Parkvale Financial Corp of PA                1.37    2.02   14.72   14.62   194.13
PEEK  Peekskill Fin. Corp. of NY                   0.57    0.75   14.71   14.71    57.18
PFSB  PennFed Fin. Services of NJ                  1.43    2.09   20.17   16.87   274.05
PWBC  PennFirst Bancorp of PA                      0.63    0.91   12.44   11.63   153.97
PWBK  Pennwood SB of PA*                           0.57    0.92   15.04   15.04    86.17
PBKB  People's SB of Brockton MA*                  1.16    0.69    8.56    8.20   152.65
PFDC  Peoples Bancorp of Auburn IN                 1.39    1.82   19.23   19.23   126.46
PBCT  Peoples Bank, MHC of CT (40.1)*              1.39    1.03   10.92   10.91   128.75
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)            0.86    0.73   11.79   10.81    69.82
PFFC  Peoples Fin. Corp. of OH                     0.53    0.53   15.78   15.78    58.01
PHBK  Peoples Heritage Fin Grp of ME*              2.35    2.38   15.71   13.24   203.50
PSFC  Peoples Sidney Fin. Corp of OH               0.32    0.48   14.40   14.40    57.78
PERM  Permanent Bancorp of IN                      0.72    1.30   19.74   19.45   215.43
PMFI  Perpetual Midwest Fin. of IA                 0.25    0.61   18.09   18.09   212.08
PERT  Perpetual of SC, MHC (46.8)(8)               1.17    1.58   20.13   20.13   170.24
PCBC  Perry Co. Fin. Corp. of MO                   0.90    1.04   18.80   18.80    97.95
PHFC  Pittsburgh Home Fin. of PA                   0.69    0.88   14.21   14.06   130.15
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)            1.39    1.93   14.76   14.76   232.05
PTRS  Potters Financial Corp of OH                 1.16    2.06   21.97   21.97   248.85
PKPS  Poughkeepsie Fin. Corp. of NY(8)             0.24    0.37    5.85    5.85    69.88
PHSB  Ppls Home SB, MHC of PA (45.0)               0.36    0.54    9.71    9.71    82.81
PRBC  Prestige Bancorp of PA                       0.47    0.83   16.51   16.51   148.33
PFNC  Progress Financial Corp. of PA               0.52    0.62    5.49    4.85   104.40
PSBK  Progressive Bank, Inc. of NY*                2.29    2.26   19.63   17.53   229.58
PROV  Provident Fin. Holdings of CA                0.40    0.35   17.67   17.67   127.27
PULB  Pulaski SB, MHC of MO (29.8)                 0.68    0.90   11.23   11.23    86.07
PLSK  Pulaski SB, MHC of NJ (46.0)                 0.21    0.51   10.20   10.20    85.68

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 6, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            ------------------------         52 Week (1)              % Change From
                                                     Shares   Market     ---------------         -----------------------
                                             Price/  Outst-  Capital-                      Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding  ization(9)    High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- -------  -------     ------- ------- ------- ------- ------- --------
                                               ($)    (000)   ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PULS  Pulse Bancorp of S. River NJ            25.25   3,081     77.8       29.75   15.50   25.00    1.00  104.12    60.32
QCFB  QCF Bancorp of Virginia MN              27.00   1,426     38.5       28.50   15.75   27.00    0.00    N.A.    47.95
QCBC  Quaker City Bancorp of CA               20.37   4,673     95.2       24.56   13.00   20.50   -0.63  171.60    34.01
QCSB  Queens County Bancorp of NY*            36.75  15,108    555.2       37.75   19.78   36.25    1.38    N.A.    74.58
RARB  Raritan Bancorp. of Raritan NJ*         28.62   2,372     67.9       28.62   15.33   28.00    2.21  344.41    84.65
REDF  RedFed Bancorp of Redlands CA           19.87   7,179    142.6       21.12   12.12   19.37    2.58    N.A.    47.19
RELY  Reliance Bancorp, Inc. of NY            33.37   8,712    290.7       33.44   18.25   32.25    3.47    N.A.    71.13
RELI  Reliance Bancshares Inc of WI*           8.62   2,472     21.3       10.12    6.50    8.25    4.48    N.A.    27.70
RIVR  River Valley Bancorp of IN              17.50   1,190     20.8       17.50   13.25   16.50    6.06    N.A.    27.27
RVSB  Riverview Bancorp of WA                 14.25   6,128     87.3       14.25    5.83   13.37    6.58    N.A.   127.27
RSLN  Roslyn Bancorp, Inc. of NY*             22.06  43,642    962.7       24.31   15.00   21.37    3.23    N.A.     N.A.
SCCB  S. Carolina Comm. Bnshrs of SC          22.50     700     15.8       25.25   15.00   22.00    2.27    N.A.    50.00
SBFL  SB Fngr Lakes MHC of NY (33.1)          29.25   1,785     17.3       29.50   12.75   28.00    4.46    N.A.   112.73
SFED  SFS Bancorp of Schenectady NY           22.12   1,231     27.2       24.50   14.75   23.00   -3.83    N.A.    49.97
SGVB  SGV Bancorp of W. Covina CA             18.12   2,342     42.4       19.37   10.12   18.00    0.67    N.A.    61.07
SHSB  SHS Bancorp, Inc. of PA                 15.75     820     12.9       16.25   14.75   16.00   -1.56    N.A.     N.A.
SISB  SIS Bancorp Inc of MA*                  34.50   5,581    192.5       37.00   22.37   34.12    1.11    N.A.    50.85
SWCB  Sandwich Co-Op. Bank of MA*             40.50   1,919     77.7       40.75   26.50   38.00    6.58  369.84    36.13
SFSL  Security First Corp. of OH              17.50   7,591    132.8       19.25   10.17   18.00   -2.78   68.27    44.87
SFNB  Security First Netwrk Bk of GA(8)        8.62   8,620     74.3       13.87    5.50    9.00   -4.22    N.A.   -15.90
SMFC  Sho-Me Fin. Corp. of MO(8)              45.50   1,499     68.2       48.00   21.00   45.00    1.11    N.A.   109.20
SOBI  Sobieski Bancorp of S. Bend IN          19.00     760     14.4       19.25   13.00   18.50    2.70    N.A.    31.03
SOSA  Somerset Savings Bank of MA(8)*          5.16  16,652     85.9        5.94    1.94    5.00    3.20    0.78   161.93
SSFC  South Street Fin. Corp. of NC*          17.75   4,496     79.8       20.00   12.12   17.50    1.43    N.A.    26.79
SCBS  Southern Commun. Bncshrs of AL          18.00   1,137     20.5       18.50   13.00   18.00    0.00    N.A.    35.85
SMBC  Southern Missouri Bncrp of MO           19.00   1,633     31.0       19.50   14.00   18.75    1.33    N.A.    26.67
SWBI  Southwest Bancshares of IL              25.75   2,657     68.4       26.00   18.00   25.00    3.00  157.50    41.10
SVRN  Sovereign Bancorp of PA                 19.25 112,838  2,172.1       19.25    9.90   17.75    8.45  330.65    75.96
STFR  St. Francis Cap. Corp. of WI            39.25   5,238    205.6       41.25   25.75   39.75   -1.26    N.A.    50.96
SPBC  St. Paul Bancorp, Inc. of IL            24.44  34,133    834.2       28.50   14.30   24.00    1.83  119.59    55.97
SFFC  StateFed Financial Corp. of IA          27.00     784     21.2       28.25   16.50   27.50   -1.82    N.A.    63.64
SFIN  Statewide Fin. Corp. of NJ              22.00   4,710    103.6       22.62   12.69   21.50    2.33    N.A.    53.10
STSA  Sterling Financial Corp. of WA          22.50   7,567    170.3       22.50   13.00   21.25    5.88  147.52    59.35
SFSB  SuburbFed Fin. Corp. of IL              33.50   1,263     42.3       33.75   19.00   33.50    0.00  402.25    76.32
ROSE  T R Financial Corp. of NY*              33.00  17,592    580.5       33.50   14.37   32.75    0.76    N.A.    85.92
THRD  TF Financial Corp. of PA                24.00   4,088     98.1       25.69   15.75   23.53    2.00    N.A.    47.69
TPNZ  Tappan Zee Fin., Inc. of NY             21.00   1,488     31.2       22.62   13.12   20.25    3.70    N.A.    54.19
ESBK  The Elmira SB FSB of Elmira NY*         30.75     706     21.7       31.00   14.75   28.50    7.89  113.99    68.49
TRIC  Tri-County Bancorp of WY                28.25     584     16.5       29.00   18.00   27.75    1.80    N.A.    56.94
TWIN  Twin City Bancorp of TN                 14.25   1,272     18.1       14.50   11.33   14.50   -1.72    N.A.    23.91
UFRM  United FS&LA of Rocky Mount NC          12.00   3,074     36.9       12.75    7.50   11.00    9.09  269.23    41.18
UBMT  United Fin. Corp. of MT                 24.75   1,223     30.3       25.56   18.75   25.25   -1.98  135.71    28.57
VABF  Va. Beach Fed. Fin. Corp of VA          17.00   4,979     84.6       17.62    8.75   16.87    0.77  262.47    80.08
VFFC  Virginia First Savings of VA(8)         24.62   5,810    143.0       24.75   12.37   24.25    1.53  ***.**    93.10
WHGB  WHG Bancshares of MD                    15.56   1,462     22.7       16.50   12.62   15.63   -0.45    N.A.    18.60
WSFS  WSFS Financial Corp. of DE*             18.12  12,442    225.4       18.75    9.62   18.00    0.67  149.93    77.82
WVFC  WVS Financial Corp. of PA*              32.00   1,747     55.9       34.00   22.00   32.00    0.00    N.A.    29.98
WRNB  Warren Bancorp of Peabody MA*           20.75   3,798     78.8       21.37   13.00   20.25    2.47  515.73    38.33
WFSL  Washington FS&LA of Seattle WA          32.25  47,509  1,532.2       33.31   22.16   29.50    9.32  121.04    33.87
WAMU  Washington Mutual Inc. of WA(8)*        68.12 257,176 17,518.8       72.37   38.62   68.44   -0.47  267.03    57.28
WYNE  Wayne Bancorp of NJ                     21.00   2,014     42.3       24.87   13.69   22.00   -4.55    N.A.    37.70
WAYN  Wayne S&L Co. MHC of OH (47.8)          28.00   2,255     30.1       28.00   13.83   27.25    2.75    N.A.    71.46
WCFB  Wbstr Cty FSB MHC of IA (45.2)          20.50   2,100     19.5       22.00   12.75   21.12   -2.94    N.A.    49.09
WBST  Webster Financial Corp. of CT           64.75  13,554    877.6       66.00   34.50   61.62    5.08  585.91    76.19
WEFC  Wells Fin. Corp. of Wells MN            18.25   1,959     35.8       18.50   12.50   18.50   -1.35    N.A.    39.10


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PULS  Pulse Bancorp of S. River NJ                 1.19    1.79   13.59   13.59   168.84
QCFB  QCF Bancorp of Virginia MN                   1.41    1.41   19.23   19.23   109.91
QCBC  Quaker City Bancorp of CA                    0.60    0.99   15.03   15.02   171.50
QCSB  Queens County Bancorp of NY*                 1.45    1.47   11.51   11.51    97.09
RARB  Raritan Bancorp. of Raritan NJ*              1.48    1.58   12.69   12.48   159.96
REDF  RedFed Bancorp of Redlands CA                0.31    0.80   10.75   10.70   127.07
RELY  Reliance Bancorp, Inc. of NY                 1.26    1.87   18.67   13.45   226.90
RELI  Reliance Bancshares Inc of WI*               0.25    0.26    9.29    9.29    19.02
RIVR  River Valley Bancorp of IN                   0.46    0.62   14.63   14.41   118.02
RVSB  Riverview Bancorp of WA                      0.56    0.56    9.18    9.18    42.44
RSLN  Roslyn Bancorp, Inc. of NY*                  0.59    0.93   14.58   14.51    72.39
SCCB  S. Carolina Comm. Bnshrs of SC               0.60    0.79   17.09   17.09    66.57
SBFL  SB Fngr Lakes MHC of NY (33.1)               0.15    0.50   11.63   11.63   121.93
SFED  SFS Bancorp of Schenectady NY                0.60    1.08   17.51   17.51   140.41
SGVB  SGV Bancorp of W. Covina CA                  0.31    0.75   12.77   12.56   174.78
SHSB  SHS Bancorp, Inc. of PA                      0.41    0.41   13.83   13.83   109.44
SISB  SIS Bancorp Inc of MA*                       3.31    3.29   18.50   18.50   257.04
SWCB  Sandwich Co-Op. Bank of MA*                  2.34    2.38   20.79   19.90   261.54
SFSL  Security First Corp. of OH                   0.88    1.10    8.11    7.98    86.05
SFNB  Security First Netwrk Bk of GA(8)           -3.30   -3.38    3.02    2.97     9.12
SMFC  Sho-Me Fin. Corp. of MO(8)                   2.08    2.35   19.81   19.81   219.35
SOBI  Sobieski Bancorp of S. Bend IN               0.32    0.62   16.26   16.26   107.54
SOSA  Somerset Savings Bank of MA(8)*              0.25    0.24    1.96    1.96    30.90
SSFC  South Street Fin. Corp. of NC*               0.45    0.57   13.58   13.58    53.77
SCBS  Southern Commun. Bncshrs of AL               0.33    0.54   13.20   13.20    61.89
SMBC  Southern Missouri Bncrp of MO                0.65    0.63   16.17   16.17    98.22
SWBI  Southwest Bancshares of IL                   1.04    1.44   15.66   15.66   142.39
SVRN  Sovereign Bancorp of PA                      0.39    0.60    3.88    2.92    96.59
STFR  St. Francis Cap. Corp. of WI                 1.79    1.97   24.76   21.88   314.15
SPBC  St. Paul Bancorp, Inc. of IL                 0.92    1.33   11.62   11.59   135.10
SFFC  StateFed Financial Corp. of IA               1.17    1.42   19.43   19.43   109.28
SFIN  Statewide Fin. Corp. of NJ                   0.76    1.29   13.90   13.88   142.93
STSA  Sterling Financial Corp. of WA               0.21    0.66    9.13    7.96   222.86
SFSB  SuburbFed Fin. Corp. of IL                   1.23    1.79   21.90   21.82   337.85
ROSE  T R Financial Corp. of NY*                   1.84    1.65   12.53   12.53   201.90
THRD  TF Financial Corp. of PA                     0.83    1.13   17.42   15.28   156.74
TPNZ  Tappan Zee Fin., Inc. of NY                  0.53    0.49   14.35   14.35    80.07
ESBK  The Elmira SB FSB of Elmira NY*              1.13    1.10   20.32   19.48   322.70
TRIC  Tri-County Bancorp of WY                     1.15    1.46   23.46   23.46   153.18
TWIN  Twin City Bancorp of TN                      0.44    0.63   10.85   10.85    84.39
UFRM  United FS&LA of Rocky Mount NC               0.19    0.33    6.70    6.70    89.63
UBMT  United Fin. Corp. of MT                      0.94    1.16   19.95   19.95    88.08
VABF  Va. Beach Fed. Fin. Corp of VA               0.26    0.57    8.50    8.50   124.08
VFFC  Virginia First Savings of VA(8)              0.88    0.76   11.44   11.06   147.75
WHGB  WHG Bancshares of MD                         0.34    0.34   14.16   14.16    68.56
WSFS  WSFS Financial Corp. of DE*                  1.47    1.48    6.31    6.26   121.25
WVFC  WVS Financial Corp. of PA*                   1.69    2.12   18.83   18.83   168.69
WRNB  Warren Bancorp of Peabody MA*                2.01    1.70    9.77    9.77    94.27
WFSL  Washington FS&LA of Seattle WA               1.93    2.14   14.65   13.38   121.25
WAMU  Washington Mutual Inc. of WA(8)*             0.56    1.19    9.48    9.00   189.61
WYNE  Wayne Bancorp of NJ                          0.52    0.52   17.31   17.31   129.61
WAYN  Wayne S&L Co. MHC of OH (47.8)               0.35    0.74   10.42   10.42   112.74
WCFB  Wbstr Cty FSB MHC of IA (45.2)               0.48    0.64   10.53   10.53    45.09
WBST  Webster Financial Corp. of CT                1.42    2.53   22.03   18.82   438.52
WEFC  Wells Fin. Corp. of Wells MN                 0.73    1.08   14.64   14.64   103.13

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 6, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
WCBI  WestCo Bancorp of IL                    27.50   2,474    68.0        29.25   20.00   26.50    3.77  175.00    27.91
WSTR  WesterFed Fin. Corp. of MT              23.87   5,577   133.1        27.00   16.87   24.25   -1.57    N.A.    30.79
WOFC  Western Ohio Fin. Corp. of OH           26.50   2,339    62.0        29.25   20.25   25.12    5.49    N.A.    21.84
WWFC  Westwood Fin. Corp. of NJ(8)            27.87     645    18.0        28.00   13.75   27.50    1.35    N.A.    68.91
WEHO  Westwood Hmstd Fin Corp of OH           16.25   2,782    45.2        18.00   11.00   15.75    3.17    N.A.    34.08
WFI   Winton Financial Corp. of OH            19.75   1,986    39.2        20.50   11.25   19.87   -0.60    N.A.    71.74
FFWD  Wood Bancorp of OH                      18.50   2,119    39.2        18.75   10.50   18.75   -1.33    N.A.    63.28
YFCB  Yonkers Fin. Corp. of NY                19.75   3,021    59.7        22.00   12.12   20.00   -1.25    N.A.    53.46
YFED  York Financial Corp. of PA              27.12   7,045   191.1        28.00   16.00   27.75   -2.27  186.98    66.89


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
WCBI  WestCo Bancorp of IL                         1.41    1.78   19.20   19.20   125.96
WSTR  WesterFed Fin. Corp. of MT                   0.81    1.02   18.69   14.96   171.35
WOFC  Western Ohio Fin. Corp. of OH                0.52    0.72   23.38   21.79   169.51
WWFC  Westwood Fin. Corp. of NJ(8)                 0.78    1.34   15.76   14.04   172.70
WEHO  Westwood Hmstd Fin Corp of OH                0.30    0.45   14.23   14.23    48.40
WFI   Winton Financial Corp. of OH                 1.60    1.34   11.36   11.12   159.81
FFWD  Wood Bancorp of OH                           0.79    0.94    9.52    9.52    77.36
YFCB  Yonkers Fin. Corp. of NY                     0.76    1.03   14.21   14.21    95.36
YFED  York Financial Corp. of PA                   1.01    1.28   14.21   14.21   165.00

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                  Exhibit IV-1
                      Weekly Thrift Market Line - Part Two
                         Prices As Of November 6, 1997



                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans)
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(301)                    13.13    12.89    0.66    5.64    3.27       0.86    7.52       0.73  129.65    0.78
NYSE Traded Companies(10)                     7.57     7.36    0.73   10.18    4.26       0.89   13.71       1.14   80.51    1.19
AMEX Traded Companies(16)                    15.65    15.53    0.46    2.45    2.00       0.81    4.92       0.66  141.92    0.68
NASDAQ Listed OTC Companies(275)             13.20    12.95    0.67    5.65    3.30       0.86    7.43       0.71  131.06    0.77
California Companies(21)                      7.44     7.18    0.29    4.38    2.15       0.43    7.00       1.40   74.02    1.26
Florida Companies(5)                          7.63     7.18    0.92   11.44    3.31       0.75    9.15       0.58  120.24    0.82
Mid-Atlantic Companies(60)                   11.16    10.83    0.62    6.29    3.49       0.85    8.73       0.84   94.84    0.92
Mid-West Companies(144)                      14.26    14.07    0.71    5.58    3.47       0.91    7.17       0.59  145.76    0.67
New England Companies(9)                      8.00     7.72    0.40    5.28    2.92       0.66    8.86       0.61  132.23    1.03
North-West Companies(8)                      17.06    16.82    0.86    6.30    3.31       1.04    8.22       0.57  191.96    0.58
South-East Companies(41)                     16.26    16.07    0.73    5.05    2.86       0.97    6.79       0.88  137.59    0.82
South-West Companies(7)                      10.60    10.34    0.38    2.97    2.40       0.66    6.47       0.71  107.14    0.65
Western Companies (Excl CA)(6)               16.22    15.79    0.98    6.63    3.99       1.15    7.69       0.35  130.61    0.71
Thrift Strategy(241)                         14.40    14.19    0.68    5.13    3.26       0.90    6.96       0.66  131.71    0.72
Mortgage Banker Strategy(36)                  7.38     6.92    0.51    7.31    3.24       0.66    9.77       1.07  126.13    1.02
Real Estate Strategy(10)                      7.34     7.14    0.55    6.98    3.56       0.76   10.27       1.25  102.38    1.24
Diversified Strategy(10)                      7.66     7.42    1.06   13.45    4.30       1.08   14.26       0.75  131.77    1.06
Retail Banking Strategy(4)                    7.07     6.79    0.09    2.55    0.47      -0.13    1.00       1.16   91.59    0.93
Companies Issuing Dividends(255)             13.43    13.17    0.70    6.00    3.55       0.92    7.92       0.69  127.59    0.76
Companies Without Dividends(46)              11.34    11.20    0.39    3.48    1.54       0.51    5.15       0.94  143.29    0.96
Equity/Assets less than 6%(22)                4.93     4.62    0.39    7.79    3.10       0.59   11.96       0.98  109.89    1.03
Equity/Assets 6-12%(140)                      8.62     8.30    0.58    6.84    3.45       0.76    8.95       0.82  131.71    0.88
Equity/Assets greater than 12%(139)          18.58    18.43    0.78    4.20    3.12       1.00    5.51       0.60  130.68    0.66
Converted Last 3 Mths (no MHC)(4)            19.53    19.53    0.59    2.44    2.09       0.67    2.94       1.05   94.33    0.86
Actively Traded Companies(39)                 8.67     8.42    0.73    8.81    3.95       0.96   12.12       0.77  130.30    0.95
Market Value Below $20 Million(50)           14.75    14.73    0.54    3.38    2.70       0.79    5.44       0.72  105.79    0.64
Holding Company Structure(266)               13.63    13.41    0.65    5.39    3.21       0.86    7.24       0.71  126.98    0.77
Assets Over $1 Billion(58)                    7.82     7.30    0.65    8.68    3.68       0.82   11.24       0.87  108.84    0.95
Assets $500 Million-$1 Billion(50)           10.37    10.04    0.65    6.59    3.43       0.80    8.07       0.67  191.37    0.97
Assets $250-$500 Million(66)                 11.80    11.50    0.62    5.38    3.30       0.84    7.51       0.74  112.54    0.70
Assets less than $250 Million(127)           17.18    17.13    0.69    4.08    3.01       0.91    5.69       0.68  123.01    0.68
Goodwill Companies(123)                       9.10     8.51    0.63    7.25    3.63       0.80    9.21       0.84  110.98    0.86
Non-Goodwill Companies(177)                  15.87    15.87    0.68    4.54    3.02       0.91    6.39       0.65  142.25    0.73
Acquirors of FSLIC Cases(10)                  7.05     6.62    0.60    8.18    3.76       0.85   12.30       1.19   54.88    0.81


                                                             Pricing Ratios                      Dividend Data(6)
                                                 -----------------------------------------   -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(301)                         22.65  153.03   18.77  158.62   19.78         0.37    1.58   35.76
NYSE Traded Companies(10)                         17.87  205.39   15.24  218.25   17.80         0.43    1.04   21.72
AMEX Traded Companies(16)                         23.70  123.95   18.71  125.22   19.29         0.32    1.88   45.47
NASDAQ Listed OTC Companies(275)                  22.76  152.89   18.92  158.48   19.89         0.37    1.58   36.04
California Companies(21)                          19.94  168.16   11.70  176.35   19.11         0.15    0.47   12.64
Florida Companies(5)                              18.38  177.99   21.76  200.15   23.17         0.24    0.76   14.53
Mid-Atlantic Companies(60)                        22.90  152.97   16.75  159.89   18.91         0.39    1.50   36.88
Mid-West Companies(144)                           22.35  147.58   19.49  151.32   19.68         0.36    1.67   35.44
New England Companies(9)                          23.91  171.61   13.15  182.64   21.15         0.44    1.51   46.81
North-West Companies(8)                           21.70  174.30   24.79  183.24   20.77         0.35    1.35   32.14
South-East Companies(41)                          23.49  156.98   23.25  161.73   21.05         0.46    2.02   46.66
South-West Companies(7)                           22.69  140.39   13.86  148.71   19.11         0.33    1.50   50.84
Western Companies (Excl CA)(6)                    25.41  153.45   22.65  160.36   21.60         0.57    2.53   56.47
Thrift Strategy(241)                              23.05  144.70   19.66  148.90   19.95         0.38    1.70   38.20
Mortgage Banker Strategy(36)                      20.91  190.28   13.88  206.57   19.70         0.31    1.08   29.03
Real Estate Strategy(10)                          16.52  179.91   12.86  183.18   17.86         0.13    0.67   12.64
Diversified Strategy(10)                          22.44  231.88   22.38  240.13   17.79         0.47    1.42   31.63
Retail Banking Strategy(4)                        23.08  148.59    9.90  154.37   19.53         0.14    0.78   18.35
Companies Issuing Dividends(255)                  22.68  154.08   19.18  159.94   19.69         0.43    1.84   41.92
Companies Without Dividends(46)                   22.31  146.62   16.33  150.63   20.59         0.00    0.00    0.00
Equity/Assets less than 6%(22)                    21.65  203.15   11.16  220.06   19.27         0.24    0.85   19.26
Equity/Assets 6-12%(140)                          22.19  170.01   14.78  177.98   18.28         0.38    1.39   33.85
Equity/Assets greater than 12%(139)               23.41  130.49   23.65  132.35   21.48         0.38    1.87   41.41
Converted Last 3 Mths (no MHC)(4)                 26.11  120.30   23.49  120.30   26.11         0.04    0.34    0.00
Actively Traded Companies(39)                     22.23  202.03   16.93  211.97   18.07         0.50    1.54   32.56
Market Value Below $20 Million(50)                23.43  122.61   17.67  122.96   21.39         0.34    1.82   44.21
Holding Company Structure(266)                    23.09  150.27   19.19  155.35   19.95         0.38    1.63   36.88
Assets Over $1 Billion(58)                        21.43  196.80   15.97  213.91   18.95         0.42    1.18   29.58
Assets $500 Million-$1 Billion(50)                23.00  167.94   17.03  174.17   19.61         0.35    1.45   36.14
Assets $250-$500 Million(66)                      22.89  152.36   17.41  157.78   19.17         0.38    1.55   34.11
Assets less than $250 Million(127)                23.04  129.72   21.35  130.42   20.62         0.35    1.82   40.46
Goodwill Companies(123)                           21.91  173.07   15.49  186.92   18.94         0.39    1.39   32.76
Non-Goodwill Companies(177)                       23.28  139.38   20.98  139.38   20.42         0.36    1.71   38.28
Acquirors of FSLIC Cases(10)                      20.42  205.58   13.99  222.13   18.34         0.41    1.24   21.18

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of November 6, 1997



                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans)
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------

BIF-Insured Thrifts(60)                      12.73    12.34    1.13   10.82    5.86       1.14   10.64       0.76  167.66    1.40
NYSE Traded Companies(2)                      7.79     5.41    0.81   10.26    4.59       0.87   11.57       1.95   40.15    1.04
AMEX Traded Companies(6)                     12.79    11.93    0.70    7.25    3.85       0.67    6.90       1.01  229.49    1.29
NASDAQ Listed OTC Companies(52)              12.93    12.68    1.19   11.23    6.13       1.20   11.01       0.67  166.15    1.42
California Companies(1)                      10.99    10.95    1.46   12.69    7.16       1.46   12.69       0.00    0.00    1.45
Mid-Atlantic Companies(15)                   11.42    10.75    0.83    8.45    4.01       0.92    9.06       0.79  156.39    1.30
Mid-West Companies(2)                        36.94    36.25    0.82    1.88    2.09       0.95    2.31       0.56   57.14    0.56
New England Companies(33)                     9.11     8.81    1.30   13.94    7.59       1.24   13.20       0.82  175.89    1.67
North-West Companies(4)                      12.39    12.00    1.21   10.53    5.22       1.18   10.23       0.18  215.39    1.04
South-East Companies(5)                      27.80    27.80    1.14    4.44    3.36       1.23    4.76       0.67  179.40    0.75
Thrift Strategy(43)                          13.76    13.35    1.13    9.79    5.68       1.13    9.59       0.79  164.24    1.33
Mortgage Banker Strategy(7)                   9.44     9.24    0.87   11.20    5.09       0.98   11.98       0.48  171.40    1.35
Real Estate Strategy(5)                      10.68    10.65    1.80   17.44    8.42       1.63   15.73       1.15   97.04    1.59
Diversified Strategy(5)                       6.77     6.23    1.23   17.82    7.51       1.21   17.47       0.80  257.00    2.08
Companies Issuing Dividends(51)              12.15    11.82    1.04   10.50    5.18       1.05   10.28       0.70  175.17    1.36
Companies Without Dividends(9)               16.07    15.32    1.67   12.92    9.76       1.68   13.01       1.26   94.38    1.62
Equity/Assets less than 6%(5)                 5.45     5.32    0.97   17.28    6.37       0.87   15.48       0.99   93.78    1.54
Equity/Assets 6-12%(40)                       8.78     8.27    1.24   13.06    7.05       1.21   12.80       0.83  157.11    1.55
Equity/Assets greater than 12%(15)           23.88    23.70    0.94    4.02    2.95       1.05    4.47       0.53  211.49    1.02
Actively Traded Companies(18)                 8.96     8.52    1.21   13.86    6.69       1.16   13.27       0.77  136.72    1.52
Market Value Below $20 Million(5)            23.77    23.43    1.66    2.84   10.15       1.84    4.11       1.26   45.98    1.18
Holding Company Structure(40)                14.55    14.19    1.18    9.90    5.79       1.20    9.86       0.70  168.37    1.46
Assets Over $1 Billion(14)                    9.39     8.66    1.10   12.90    5.74       1.13   13.01       0.85  155.72    1.49
Assets $500 Million-$1 Billion(16)            9.48     8.95    1.15   12.71    6.28       1.12   12.15       0.76  149.36    1.46
Assets $250-$500 Million(13)                 11.48    11.30    0.99   10.15    4.96       0.98    9.95       0.69  191.22    1.65
Assets less than $250 Million(17)            19.64    19.50    1.26    7.59    6.27       1.30    7.59       0.76  171.25    1.06
Goodwill Companies(28)                        9.42     8.58    0.94   11.21    5.42       0.94   11.04       0.93  134.19    1.48
Non-Goodwill Companies(32)                   15.58    15.58    1.30   10.47    6.25       1.31   10.29       0.64  196.76    1.32


                                                             Pricing Ratios                      Dividend Data(6)
                                                 -----------------------------------------   -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------

BIF-Insured Thrifts(60)                           17.03  181.01   20.20  188.50   17.97         0.47    1.60   28.92
NYSE Traded Companies(2)                          21.85  225.51   17.30  248.14   19.64         0.08    0.32    7.48
AMEX Traded Companies(6)                          15.49  157.24   18.95  187.97   16.35         0.56    1.79   34.45
NASDAQ Listed OTC Companies(52)                   16.87  181.65   20.46  187.29   17.97         0.47    1.63   29.52
California Companies(1)                           13.97  168.93   18.57  169.65   13.97         0.00    0.00    0.00
Mid-Atlantic Companies(15)                        20.43  188.26   19.54  199.64   20.06         0.43    1.53   34.60
Mid-West Companies(2)                              0.00   94.31   34.66   97.09    0.00         0.00    0.00    0.00
New England Companies(33)                         15.04  192.89   17.02  200.91   16.06         0.51    1.75   28.59
North-West Companies(4)                           20.03  191.89   22.10  196.68   20.77         0.28    1.49   28.49
South-East Companies(5)                           22.22  123.29   33.40  123.29   24.61         0.68    2.00   40.74
Thrift Strategy(43)                               17.58  173.49   20.94  180.12   18.56         0.49    1.68   31.30
Mortgage Banker Strategy(7)                       18.00  205.02   17.81  211.64   18.58         0.32    1.07   22.60
Real Estate Strategy(5)                           12.15  190.66   20.29  191.02   13.09         0.26    1.25   12.94
Diversified Strategy(5)                           13.83  227.01   15.15  246.34   14.33         0.47    1.52   22.26
Companies Issuing Dividends(51)                   17.89  183.28   20.01  192.46   18.89         0.55    1.88   34.57
Companies Without Dividends(9)                    11.59  167.95   21.28  162.52   11.69         0.00    0.00    0.00
Equity/Assets less than 6%(5)                     16.57  253.07   13.77  259.02   19.12         0.18    0.98   16.79
Equity/Assets 6-12%(40)                           16.21  195.84   17.17  206.64   16.53         0.54    1.74   29.47
Equity/Assets greater than 12%(15)                22.01  127.20   28.98  128.58   22.90         0.37    1.42   31.65
Actively Traded Companies(18)                     15.68  194.35   17.01  205.91   16.48         0.57    1.89   29.74
Market Value Below $20 Million(5)                  3.00  115.77   26.50  117.15   17.36         0.18    1.01   18.71
Holding Company Structure(40)                     17.26  174.22   21.97  183.83   18.11         0.49    1.70   30.29
Assets Over $1 Billion(14)                        18.00  218.47   19.59  229.39   18.59         0.45    1.41   26.83
Assets $500 Million-$1 Billion(16)                15.94  186.79   17.17  203.17   17.01         0.54    1.71   27.78
Assets $250-$500 Million(13)                      17.56  178.25   18.98  182.27   17.53         0.43    1.71   31.93
Assets less than $250 Million(17)                 16.96  147.48   24.70  148.83   18.90         0.43    1.54   29.78
Goodwill Companies(28)                            17.88  189.30   16.75  206.19   18.82         0.47    1.52   27.51
Non-Goodwill Companies(32)                        16.18  173.87   23.18  173.87   17.15         0.46    1.67   30.28

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of November 6, 1997



                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans)
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(20)                     11.96    11.84    0.51    4.40    1.70       0.78    6.89       0.47  145.96    0.70
BIF-Insured Thrifts(3)                       10.59    10.59    0.84    8.63    2.87       0.79    7.86       1.16   74.62    1.11
NASDAQ Listed OTC Companies(23)              11.72    11.62    0.57    5.15    1.91       0.78    7.06       0.62  130.67    0.78
Florida Companies(3)                          9.81     9.78    0.47    4.51    1.89       0.72    6.92       0.34   62.82    0.29
Mid-Atlantic Companies(11)                   11.86    11.68    0.53    4.74    1.70       0.73    6.61       0.73  146.01    0.88
Mid-West Companies(7)                        12.89    12.87    0.58    4.42    1.86       0.91    7.31       0.45  113.08    0.52
New England Companies(1)                      8.48     8.47    1.13   13.74    4.10       0.83   10.18       0.76  146.25    1.66
Thrift Strategy(22)                          11.92    11.82    0.54    4.61    1.77       0.78    6.87       0.61  129.48    0.72
Diversified Strategy(1)                       8.48     8.47    1.13   13.74    4.10       0.83   10.18       0.76  146.25    1.66
Companies Issuing Dividends(22)              11.72    11.61    0.58    5.24    1.91       0.79    7.16       0.63  129.33    0.74
Companies Without Dividends(1)               11.73    11.73    0.43    3.71    1.96       0.65    5.56       0.45  148.08    1.37
Equity/Assets 6-12%(17)                      10.01     9.88    0.50    5.16    1.84       0.71    7.23       0.71   93.28    0.87
Equity/Assets greater than 12%(6)            17.28    17.28    0.81    5.11    2.13       1.04    6.51       0.31  267.78    0.50
Holding Company Structure(2)                 11.73    11.73    1.07    9.44    3.75       0.96    8.46       0.91   43.96    0.67
Assets Over $1 Billion(5)                     8.66     8.14    0.77    8.86    2.47       0.81    9.13       0.74   97.60    1.16
Assets $500 Million-$1 Billion(3)             9.81     9.78    0.47    4.51    1.89       0.72    6.92       0.34   62.82    0.29
Assets $250-$500 Million(5)                  11.28    11.25    0.53    4.59    1.82       0.86    7.84       0.13  397.09    0.43
Assets less than $250 Million(10)            13.31    13.31    0.54    4.23    1.76       0.77    6.15       0.74   84.95    0.82
Goodwill Companies(8)                         8.53     8.19    0.62    7.17    2.25       0.75    8.59       0.55  108.14    0.86
Non-Goodwill Companies(15)                   13.05    13.05    0.55    4.30    1.77       0.80    6.43       0.66  143.19    0.74
MHC Institutions(23)                         11.72    11.62    0.57    5.15    1.91       0.78    7.06       0.62  130.67    0.78


                                                             Pricing Ratios                      Dividend Data(6)
                                                ----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- --------     ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(20)                           0.00  222.32   28.02  222.63   27.52         0.57    1.97   41.92
BIF-Insured Thrifts(3)                            25.51  276.02   32.06  276.16   29.74         0.47    1.47   40.55
NASDAQ Listed OTC Companies(23)                   25.51  229.99   28.73  230.28   28.63         0.55    1.88   41.37
Florida Companies(3)                               0.00  231.47   22.77  232.30    0.00         0.90    2.84    0.00
Mid-Atlantic Companies(11)                        26.65  213.56   30.12  213.56   29.74         0.38    1.26   27.20
Mid-West Companies(7)                              0.00  233.08   29.10  233.50   27.52         0.68    2.55   70.59
New England Companies(1)                          24.37  310.16   26.31  310.45    0.00         0.76    2.24   54.68
Thrift Strategy(22)                               26.65  223.82   28.88  224.11   28.63         0.54    1.86   38.04
Diversified Strategy(1)                           24.37  310.16   26.31  310.45    0.00         0.76    2.24   54.68
Companies Issuing Dividends(22)                   25.51  233.13   29.14  233.44   28.63         0.58    2.00   51.71
Companies Without Dividends(1)                     0.00  189.19   22.18  189.19    0.00         0.00    0.00    0.00
Equity/Assets 6-12%(17)                           25.51  234.67   26.21  235.07   28.63         0.49    1.57   41.37
Equity/Assets greater than 12%(6)                  0.00  218.30   36.91  218.30    0.00         0.74    2.90    0.00
Holding Company Structure(2)                      26.65  241.87   28.37  241.87   29.74         0.28    0.99   26.42
Assets Over $1 Billion(5)                         24.37  310.16   30.55  310.45    0.00         0.58    1.48   54.92
Assets $500 Million-$1 Billion(3)                  0.00  231.47   22.77  232.30    0.00         0.90    2.84    0.00
Assets $250-$500 Million(5)                        0.00  247.66   27.67  248.36   27.52         0.62    2.02   70.59
Assets less than $250 Million(10)                 26.65  212.98   29.80  212.98   29.74         0.44    1.76   13.21
Goodwill Companies(8)                             24.37  258.47   26.09  259.82   27.52         0.62    1.83   60.15
Non-Goodwill Companies(15)                        26.65  222.23   29.83  222.23   29.74         0.52    1.91   13.21
MHC Institutions(23)                              25.51  229.99   28.73  230.28   28.63         0.55    1.88   41.37

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of November 6, 1997



                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs   Loans)
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA             4.17     3.55    0.39    9.67    3.30       0.63   15.46       1.86   43.81    1.22
CSA   Coast Savings Financial of CA           4.92     4.86    0.21    4.29    1.63       0.53   10.75       1.23   75.26    1.37
CFB   Commercial Federal Corp. of NE          6.00     5.33    0.64   10.99    4.08       0.91   15.57       0.88   75.53    0.90
DME   Dime Bancorp, Inc. of NY*               5.27     5.03    0.56   10.54    4.33       0.71   13.40       1.02   51.61    0.81
DSL   Downey Financial Corp. of CA            6.93     6.84    0.44    5.82    3.18       0.73    9.68       0.95   55.50    0.58
FED   FirstFed Fin. Corp. of CA               4.83     4.77    0.29    6.20    3.05       0.53   11.35       1.20  168.73    2.57
GSB   Glendale Fed. Bk, FSB of CA             5.53     4.92    0.26    4.72    2.32       0.61   11.06       1.36   70.96    1.30
GDW   Golden West Fin. Corp. of CA            6.37     6.37    1.02   16.09    7.62       1.24   19.60       1.18   47.94    0.67
GPT   GreenPoint Fin. Corp. of NY*           10.31     5.80    1.06    9.98    4.85       1.03    9.74       2.88   28.68    1.26
JSB   JSB Financial, Inc. of NY              22.85    22.85    1.80    8.14    5.69       1.71    7.72        NA      NA     0.61
NYB   New York Bancorp, Inc. of NY            5.08     5.08    1.38   26.74    5.70       1.62   31.42       0.88   65.33    0.92
WES   Westcorp Inc. of Orange CA              9.05     9.02    0.88    9.12    6.02       0.43    4.52       0.76  121.54    1.78


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares of LA*             17.43    17.43    0.50    3.67    2.02       0.50    3.67       0.52  190.96    1.35
ANE   Alliance Bancorp of New England*        6.95     6.75    0.74   11.32    6.14       0.78   11.86       1.99   62.80    2.00
BKC   American Bank of Waterbury CT*          8.28     7.95    1.28   15.40    6.80       1.09   13.18       1.77   48.58    1.48
BFD   BostonFed Bancorp of MA                 8.79     8.49    0.51    5.08    3.88       0.66    6.58        NA      NA     0.76
CFX   CFX Corp of NH(8)*                      7.44     6.97    0.93   11.47    2.26       1.12   13.77       0.42  179.69    1.10
CNY   Carver Bancorp, Inc. of NY              8.35     8.01   -0.44   -4.95   -5.69       0.01    0.07        NA      NA      NA
CBK   Citizens First Fin.Corp. of IL         14.08    14.08    0.29    1.95    1.62       0.58    3.84       0.59   37.65    0.26
ESX   Essex Bancorp of VA(8)                  0.27     0.17   -0.03  -16.67   -0.91       0.03   16.67       2.63   42.63    1.34
FCB   Falmouth Co-Op Bank of MA*             23.88    23.88    0.84    3.43    2.58       0.79    3.23       0.07  806.45    0.98
FAB   FirstFed America Bancorp of MA         12.16    12.16   -0.20   -2.35   -1.02       0.47    5.61       0.39  259.57    1.16
GAF   GA Financial Corp. of PA               15.17    15.01    0.99    5.25    4.24       1.27    6.70       0.24   63.36    0.41
KNK   Kankakee Bancorp of IL                 11.09    10.43    0.66    6.35    5.10       0.82    7.92       1.05   60.22    0.90
KYF   Kentucky First Bancorp of KY           16.57    16.57    0.86    4.58    4.26       1.13    6.00       0.09  457.83    0.76
MBB   MSB Bancorp of Middletown NY*           7.39     3.63    0.17    2.40    1.72       0.18    2.55       0.71   38.66    0.63
PDB   Piedmont Bancorp of NC                 16.63    16.63   -0.42   -1.94   -1.75       0.66    3.07       0.89   75.98    0.81
SSB   Scotland Bancorp of NC                 37.02    37.02    1.41    3.88    4.72       1.72    4.72        NA      NA     0.50
SZB   SouthFirst Bancshares of AL            14.00    14.00   -0.03   -0.19   -0.16       0.23    1.62       0.75   39.15    0.40
SRN   Southern Banc Company of AL            17.01    16.83    0.14    0.79    0.70       0.50    2.84        NA      NA     0.21
SSM   Stone Street Bancorp of NC             28.85    28.85    1.43    4.18    4.10       1.71    5.02       0.27  187.50    0.62
TSH   Teche Holding Company of LA            13.14    13.14    0.69    5.03    3.59       0.96    6.96       0.27  304.97    0.96
FTF   Texarkana Fst. Fin. Corp of AR         15.70    15.70    1.41    8.40    5.09       1.74   10.38       0.46  145.12    0.79
THR   Three Rivers Fin. Corp. of MI          13.46    13.41    0.57    4.02    3.20       0.82    5.83       1.15   44.56    0.78
WSB   Washington SB, FSB of MD                8.38     8.38    0.42    5.04    3.23       0.59    7.06       1.53   30.34    1.01


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN             8.26     8.09    0.31    3.80    3.32       0.13    1.63       1.30   34.59    0.65
AFED  AFSALA Bancorp, Inc. of NY             13.47    13.47    0.79    6.46    4.37       0.79    6.46       0.45  150.77    1.43
ALBK  ALBANK Fin. Corp. of Albany NY          9.20     8.04    0.85    9.19    5.15       1.04   11.28       0.94   75.89    0.97
AMFC  AMB Financial Corp. of IN              14.95    14.95    0.73    4.14    4.03       0.81    4.57       0.32  118.29    0.51
ASBP  ASB Financial Corp. of OH              15.75    15.75    0.60    3.24    2.97       0.86    4.66       1.02   71.62    1.09
ABBK  Abington Savings Bank of MA*            6.92     6.23    0.82   12.04    6.11       0.73   10.70       0.16  269.74    0.71
AABC  Access Anytime Bancorp of NM            7.45     7.45   -0.50   -8.73   -4.51      -0.12   -2.18       1.60   29.31    0.92
AFBC  Advance Fin. Bancorp of WV             15.43    15.43    0.56    4.60    2.87       0.85    6.94       0.58   60.53    0.43
AADV  Advantage Bancorp of WI                 9.21     8.61    0.40    4.49    2.14       0.89    9.94       0.48  117.04    1.02
AFCB  Affiliated Comm BC, Inc of MA           9.78     9.72    0.96    9.75    5.24       1.09   11.16       0.34  218.65    1.18
ALBC  Albion Banc Corp. of Albion NY          8.73     8.73    0.11    1.14    0.92       0.38    4.07       0.72   53.94    0.54
ABCL  Allied Bancorp of IL                    8.91     8.79    0.52    5.89    2.28       0.76    8.60       0.21  184.61    0.54
ATSB  AmTrust Capital Corp. of IN            10.33    10.23    0.18    1.81    1.79       0.30    2.96       2.20   33.49    1.03


                                                             Pricing Ratios                      Dividend Data(6)
                                                ----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- --------     ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA                   NM   294.90   12.29  346.03   18.98         0.88    1.42   43.14
CSA   Coast Savings Financial of CA                 NM   253.06   12.45  256.37   24.52         0.00    0.00    0.00
CFB   Commercial Federal Corp. of NE              24.51  253.29   15.21  285.55   17.30         0.28    0.56   13.73
DME   Dime Bancorp, Inc. of NY*                   23.07  236.49   12.47  248.14   18.15         0.16    0.65   14.95
DSL   Downey Financial Corp. of CA                  NM   177.44   12.30  179.92   18.92         0.32    1.18   37.21
FED   FirstFed Fin. Corp. of CA                     NM   193.73    9.36  195.98   17.90         0.00    0.00    0.00
GSB   Glendale Fed. Bk, FSB of CA                   NM   191.33   10.58  215.19   18.38         0.00    0.00    0.00
GDW   Golden West Fin. Corp. of CA                13.12  201.55   12.84  201.55   10.77         0.44    0.50    6.53
GPT   GreenPoint Fin. Corp. of NY*                20.63  214.52   22.12     NM    21.14         0.00    0.00    0.00
JSB   JSB Financial, Inc. of NY                   17.58  137.74   31.48  137.74   18.51         1.40    2.88   50.54
NYB   New York Bancorp, Inc. of NY                17.53     NM    22.76     NM    14.92         0.60    1.71   30.00
WES   Westcorp Inc. of Orange CA                  16.61  145.43   13.16  145.89     NM          0.40    2.17   36.04


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares of LA*                    NM   139.22   24.26  139.22     NM          0.36    1.55     NM
ANE   Alliance Bancorp of New England*            16.27  169.62   11.78  174.60   15.54         0.20    1.16   18.87
BKC   American Bank of Waterbury CT*              14.70  211.98   17.56  220.84   17.16         1.44    3.13   46.01
BFD   BostonFed Bancorp of MA                     25.79  132.54   11.65  137.15   19.92         0.28    1.39   35.90
CFX   CFX Corp of NH(8)*                            NM      NM    34.18     NM      NM          0.88    3.32     NM
CNY   Carver Bancorp, Inc. of NY                    NM    87.07    7.27   90.78     NM          0.00    0.00     NM
CBK   Citizens First Fin.Corp. of IL                NM   125.51   17.67  125.51     NM          0.00    0.00    0.00
ESX   Essex Bancorp of VA(8)                        NM      NM     3.06     NM      NM          0.00    0.00     NM
FCB   Falmouth Co-Op Bank of MA*                    NM   130.65   31.20  130.65     NM          0.20    0.99   38.46
FAB   FirstFed America Bancorp of MA                NM   144.18   17.54  144.18     NM          0.00    0.00     NM
GAF   GA Financial Corp. of PA                    23.59  132.24   20.07  133.64   18.50         0.48    2.54   60.00
KNK   Kankakee Bancorp of IL                      19.60  119.50   13.25  127.10   15.72         0.48    1.51   29.63
KYF   Kentucky First Bancorp of KY                23.48  120.53   19.97  120.53   17.92         0.50    3.67     NM
MBB   MSB Bancorp of Middletown NY*                 NM   134.75    9.96  274.57     NM          0.60    2.11     NM
PDB   Piedmont Bancorp of NC                        NM   146.50   24.36  146.50     NM          0.40    3.68     NM
SSB   Scotland Bancorp of NC                      21.20   80.43   29.78   80.43   17.44         0.30    2.78   58.82
SZB   SouthFirst Bancshares of AL                   NM   117.50   16.45  117.50     NM          0.50    2.65     NM
SRN   Southern Banc Company of AL                   NM   117.42   19.97  118.64     NM          0.35    2.04     NM
SSM   Stone Street Bancorp of NC                  24.38  120.89   34.88  120.89   20.31         0.45    2.31   56.25
TSH   Teche Holding Company of LA                 27.88  140.05   18.41  140.05   20.14         0.50    2.30   64.10
FTF   Texarkana Fst. Fin. Corp of AR              19.66  171.32   26.90  171.32   15.90         0.56    2.17   42.75
THR   Three Rivers Fin. Corp. of MI                 NM   124.65   16.78  125.13   21.52         0.40    2.07   64.52
WSB   Washington SB, FSB of MD                      NM   150.19   12.58  150.19   22.14         0.10    1.29   40.00


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN                   NM   111.16    9.18  113.48     NM          0.40    1.12   33.61
AFED  AFSALA Bancorp, Inc. of NY                  22.87  127.20   17.14  127.20   22.87         0.16    0.85   19.51
ALBK  ALBANK Fin. Corp. of Albany NY              19.43  172.82   15.90  197.69   15.84         0.72    1.62   31.44
AMFC  AMB Financial Corp. of IN                   24.80  112.05   16.76  112.05   22.42         0.28    1.71   42.42
ASBP  ASB Financial Corp. of OH                     NM   127.50   20.08  127.50   23.43         0.40    3.05     NM
ABBK  Abington Savings Bank of MA*                16.36  188.33   13.03  209.07   18.39         0.40    1.13   18.43
AABC  Access Anytime Bancorp of NM                  NM   152.11   11.34  152.11     NM          0.00    0.00     NM
AFBC  Advance Fin. Bancorp of WV                    NM   119.29   18.40  119.29   23.05         0.32    1.80   62.75
AADV  Advantage Bancorp of WI                       NM   204.55   18.85  218.79   21.13         0.40    0.67   31.50
AFCB  Affiliated Comm BC, Inc of MA               19.08  176.61   17.27  177.59   16.67         0.60    2.07   39.47
ALBC  Albion Banc Corp. of Albion NY                NM   122.08   10.66  122.08     NM          0.32    1.09     NM
ABCL  Allied Bancorp of IL                          NM   171.47   15.28  173.70     NM          0.44    1.64   72.13
ATSB  AmTrust Capital Corp. of IN                   NM    98.66   10.19   99.64     NM          0.20    1.43     NM

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of November 6, 1997



                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans)
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
AHCI  Ambanc Holding Co., Inc. of NY*        12.94    12.94   -0.59   -4.26   -3.79      -0.62   -4.45       0.63  124.04    1.40
ASBI  Ameriana Bancorp of IN                 10.96    10.95    0.61    5.53    3.66       0.85    7.74       0.52   53.03    0.37
AFFFZ America First Fin. Fund of CA(8)        8.44     8.34    1.49   19.31   12.38       1.83   23.69       0.35   94.92    0.48
ANBK  American Nat'l Bancorp of MD(8)         8.97     8.97    0.28    2.90    1.83       0.65    6.74       0.74  102.82    1.17
ABCW  Anchor Bancorp Wisconsin of WI          6.22     6.11    0.75   12.07    5.08       0.96   15.50       0.98  115.36    1.44
ANDB  Andover Bancorp, Inc. of MA*            8.06     8.06    1.10   13.91    6.65       1.13   14.35       0.91  107.23    1.33
ASFC  Astoria Financial Corp. of NY           7.82     6.57    0.56    7.09    3.60       0.79   10.12       0.46   39.39    0.43
AVND  Avondale Fin. Corp. of IL               9.12     9.12   -0.49   -5.19   -4.96      -1.51  -16.06       1.11   86.78    1.65
BKCT  Bancorp Connecticut of CT*             10.25    10.25    1.32   12.65    5.66       1.24   11.88       1.04  118.74    2.00
BPLS  Bank Plus Corp. of CA                   5.07     5.06   -0.27   -5.32   -3.85       0.02    0.46       2.21     NA      NA
BWFC  Bank West Fin. Corp. of MI             14.52    14.52    0.64    3.91    2.38       0.57    3.47       0.28   51.72    0.20
BANC  BankAtlantic Bancorp of FL              5.62     4.62    0.89   14.85    7.16       0.65   10.91       0.92  108.06    1.42
BKUNA BankUnited SA of FL                     3.72     3.02    0.21    4.55    2.19       0.34    7.54       0.66   26.19    0.21
BVCC  Bay View Capital Corp. of CA            6.34     5.32    0.39    6.35    3.31       0.63   10.37        NA      NA     1.62
FSNJ  Bayonne Banchsares of NJ               14.42    14.42   -0.35   -2.42   -1.90      -0.06   -0.40       1.22   43.59    1.36
BFSB  Bedford Bancshares of VA               14.16    14.16    1.01    6.98    4.18       1.29    8.94       0.60   79.85    0.56
BFFC  Big Foot Fin. Corp. of IL              16.98    16.98    0.05    0.28    0.22       0.42    2.45       0.09  151.52    0.34
BSBC  Branford SB of CT(8)*                   9.28     9.28    1.16   12.75    6.10       1.16   12.75       1.56  131.46    3.09
BYFC  Broadway Fin. Corp. of CA              10.01    10.01   -0.14   -1.23   -1.47       0.21    1.88       2.06   39.74    1.01
CBES  CBES Bancorp of MO                     17.58    17.58    0.91    5.54    4.12       1.11    6.80        NA      NA      NA
CCFH  CCF Holding Company of GA              11.68    11.68    0.05    0.30    0.24       0.07    0.42       0.18  325.68    0.72
CENF  CENFED Financial Corp. of CA            5.20     5.19    0.51   10.02    4.75       0.73   14.29       0.97   76.38    1.07
CFSB  CFSB Bancorp of Lansing MI              7.62     7.62    0.85   10.94    4.28       1.07   13.82       0.17  325.61    0.61
CKFB  CKF Bancorp of Danville KY             23.96    23.96    1.81    7.25    6.50       1.33    5.33       1.26   14.79    0.20
CNSB  CNS Bancorp of MO                      24.94    24.94    0.42    1.70    1.45       0.77    3.13       0.53   72.14    0.58
CSBF  CSB Financial Group Inc of IL*         25.03    23.66    0.32    1.22    1.29       0.52    1.98       0.56   57.14    0.57
CBCI  Calumet Bancorp of Chicago IL          15.50    15.50    1.15    7.22    5.41       1.46    9.16       1.27   96.64    1.55
CAFI  Camco Fin. Corp. of OH                  9.57     8.82    0.82    9.11    4.80       0.92   10.18       0.49   54.74    0.32
CMRN  Cameron Fin. Corp. of MO               21.69    21.69    1.07    4.43    4.00       1.33    5.51       0.73  111.82    0.97
CAPS  Capital Savings Bancorp of MO           8.80     8.80    0.67    7.61    4.49       0.93   10.68       0.31   97.62    0.39
CFNC  Carolina Fincorp of NC*                22.83    22.83    1.14    4.92    3.89       1.09    4.70       0.18  194.17    0.51
CASB  Cascade SB of Everett WA(8)             6.13     6.13    0.35    5.65    3.36       0.52    8.53       0.41  191.64    0.94
CATB  Catskill Fin. Corp. of NY*             25.04    25.04    1.43    5.20    4.78       1.46    5.32       0.40  162.15    1.50
CNIT  Cenit Bancorp of Norfolk VA             7.24     6.65    0.87   12.05    5.58       0.80   11.05       0.52  103.38    0.77
CEBK  Central Co-Op. Bank of MA*             10.45     9.31    0.88    8.78    6.06       0.90    8.90       0.85   97.49    1.21
CENB  Century Bancshares of NC*              30.11    30.11    1.76    5.85    5.35       1.77    5.89       0.13  423.08    0.87
CBSB  Charter Financial Inc. of IL           14.47    12.80    1.13    7.49    4.91       1.59   10.49       0.56  104.84    0.79
COFI  Charter One Financial of OH             6.70     6.28    0.98   14.65    4.72       1.23   18.34       0.27  159.82    0.68
CVAL  Chester Valley Bancorp of PA            8.36     8.36    0.65    7.43    3.38       0.93   10.56       0.53  173.12    1.12
CTZN  CitFed Bancorp of Dayton OH             6.37     5.73    0.58    9.14    3.54       0.82   12.87       0.40  136.26    0.86
CLAS  Classic Bancshares of KY               14.72    12.42    0.55    3.05    2.86       0.77    4.27       0.94   65.45    0.93
CMSB  Cmnwealth Bancorp of PA                 9.63     7.53    0.55    5.29    3.95       0.70    6.73       0.47   85.46    0.71
CBSA  Coastal Bancorp of Houston TX           3.33     2.77    0.25    7.55    4.78       0.44   13.16        NA      NA     0.54
CFCP  Coastal Fin. Corp. of SC                6.17     6.17    0.94   15.25    3.96       1.03   16.69       0.10  966.86    1.18
CMSV  Commty. Svgs, MHC of FL (48.5)         11.24    11.24    0.56    4.87    2.00       0.84    7.28        NA      NA      NA
CFTP  Community Fed. Bancorp of MS           27.46    27.46    1.33    4.15    3.50       1.62    5.07       0.30   91.63    0.46
CFFC  Community Fin. Corp. of VA             13.71    13.71    1.01    7.32    5.71       1.28    9.26       0.39  148.67    0.65
CFBC  Community First Bnkg Co. of GA         15.40    15.19    0.56    3.65    2.80       0.57    3.69       2.02   26.10    0.83
CIBI  Community Inv. Bancorp of OH           12.04    12.04    0.62    5.23    4.06       0.95    8.01       0.53   94.97    0.59
COOP  Cooperative Bk.for Svgs. of NC          7.63     7.63   -0.80  -10.08   -5.37       0.19    2.46       0.21  109.36    0.29
CRZY  Crazy Woman Creek Bncorp of WY         25.81    25.81    1.06    3.69    3.85       1.30    4.52       0.39  136.15    1.04
DNFC  D&N Financial Corp. of MI               5.58     5.52    0.61   10.65    4.33       0.80   14.08       0.35  178.16    0.83
DCBI  Delphos Citizens Bancorp of OH         28.40    28.40    1.46    6.46    4.29       1.46    6.46       0.45   21.81    0.13
DIME  Dime Community Bancorp of NY           14.52    12.51    0.97    6.00    4.33       1.04    6.43       0.60  135.05    1.39
DIBK  Dime Financial Corp. of CT*             7.96     7.70    1.90   23.26    9.14       1.91   23.34       0.37  353.73    3.21
EGLB  Eagle BancGroup of IL                  11.86    11.86   -0.09   -0.74   -0.64       0.20    1.74        NA      NA     0.73


                                                             Pricing Ratios                      Dividend Data(6)
                                                ----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- --------     ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
AHCI  Ambanc Holding Co., Inc. of NY*               NM   118.05   15.28  118.05     NM          0.20    1.19     NM
ASBI  Ameriana Bancorp of IN                      27.33  151.96   16.65  152.08   19.52         0.64    3.12     NM
AFFFZ America First Fin. Fund of CA(8)             8.08  144.67   12.21  146.48    6.58         1.60    3.60   29.04
ANBK  American Nat'l Bancorp of MD(8)               NM   161.48   14.48  161.48   23.55         0.12    0.59   32.43
ABCW  Anchor Bancorp Wisconsin of WI              19.68  230.36   14.34  234.80   15.33         0.32    1.05   20.65
ANDB  Andover Bancorp, Inc. of MA*                15.03  197.24   15.90  197.24   14.57         0.68    1.76   26.46
ASFC  Astoria Financial Corp. of NY               27.79  190.59   14.91  226.96   19.48         0.60    1.08   30.15
AVND  Avondale Fin. Corp. of IL                     NM   108.01    9.85  108.01     NM          0.00    0.00     NM
BKCT  Bancorp Connecticut of CT*                  17.67  220.16   22.56  220.16   18.81         1.00    2.63   46.51
BPLS  Bank Plus Corp. of CA                         NM   128.94    6.53  129.22     NM          0.00    0.00     NM
BWFC  Bank West Fin. Corp. of MI                    NM   172.61   25.06  172.61     NM          0.32    1.44   60.38
BANC  BankAtlantic Bancorp of FL                  13.97  198.69   11.17  241.87   19.01         0.13    0.95   13.27
BKUNA BankUnited SA of FL                           NM   174.57    6.50  215.45   27.60         0.00    0.00    0.00
BVCC  Bay View Capital Corp. of CA                  NM   193.04   12.24  230.02   18.48         0.32    1.05   31.68
FSNJ  Bayonne Banchsares of NJ                      NM   127.35   18.36  127.35     NM          0.17    1.35     NM
BFSB  Bedford Bancshares of VA                    23.90  162.20   22.97  162.20   18.66         0.56    2.06   49.12
BFFC  Big Foot Fin. Corp. of IL                     NM   128.10   21.75  128.10     NM          0.00    0.00    0.00
BSBC  Branford SB of CT(8)*                       16.41  198.86   18.46  198.86   16.41         0.08    1.52   25.00
BYFC  Broadway Fin. Corp. of CA                     NM    88.33    8.84   88.33     NM          0.20    1.55     NM
CBES  CBES Bancorp of MO                          24.25  117.47   20.66  117.47   19.78         0.40    1.96   47.62
CCFH  CCF Holding Company of GA                     NM   146.24   17.08  146.24     NM          0.55    2.62     NM
CENF  CENFED Financial Corp. of CA                21.05  199.60   10.38  199.90   14.76         0.36    0.90   18.95
CFSB  CFSB Bancorp of Lansing MI                  23.36  252.57   19.25  252.57   18.50         0.68    2.13   49.64
CKFB  CKF Bancorp of Danville KY                  15.38  114.29   27.38  114.29   20.93         0.50    2.78   42.74
CNSB  CNS Bancorp of MO                             NM   116.24   28.99  116.24     NM          0.24    1.39     NM
CSBF  CSB Financial Group Inc of IL*                NM    95.84   23.99  101.39     NM          0.00    0.00    0.00
CBCI  Calumet Bancorp of Chicago IL               18.47  137.82   21.36  137.82   14.57         0.00    0.00    0.00
CAFI  Camco Fin. Corp. of OH                      20.83  158.57   15.17  171.90   18.65         0.52    2.25   46.85
CMRN  Cameron Fin. Corp. of MO                    25.00  113.50   24.61  113.50   20.10         0.28    1.44   35.90
CAPS  Capital Savings Bancorp of MO               22.26  161.79   14.24  161.79   15.87         0.24    1.32   29.27
CFNC  Carolina Fincorp of NC*                     25.74  127.27   29.05  127.27   26.92         0.24    1.37   35.29
CASB  Cascade SB of Everett WA(8)                 29.79  159.45    9.77  159.45   19.72         0.00    0.00    0.00
CATB  Catskill Fin. Corp. of NY*                  20.91  117.67   29.46  117.67   20.43         0.28    1.56   32.56
CNIT  Cenit Bancorp of Norfolk VA                 17.91  215.78   15.62  235.01   19.53         1.00    1.49   26.74
CEBK  Central Co-Op. Bank of MA*                  16.49  139.13   14.54  156.25   16.27         0.32    1.35   22.22
CENB  Century Bancshares of NC*                   18.71  108.80   32.76  108.80   18.58         2.00    2.47   46.19
CBSB  Charter Financial Inc. of IL                20.35  155.87   22.55  176.17   14.54         0.32    1.50   30.48
COFI  Charter One Financial of OH                 21.18  298.83   20.03  319.08   16.92         1.00    1.70   35.97
CVAL  Chester Valley Bancorp of PA                29.55  210.36   17.58  210.36   20.80         0.42    1.62   47.73
CTZN  CitFed Bancorp of Dayton OH                 28.28  240.76   15.33  267.40   20.10         0.36    0.66   18.56
CLAS  Classic Bancshares of KY                      NM   106.13   15.62  125.80   25.00         0.28    1.78   62.22
CMSB  Cmnwealth Bancorp of PA                     25.34  136.33   13.13  174.36   19.89         0.28    1.51   38.36
CBSA  Coastal Bancorp of Houston TX               20.92  152.35    5.07  183.21   12.00         0.48    1.59   33.33
CFCP  Coastal Fin. Corp. of SC                    25.26     NM    22.18     NM    23.08         0.36    1.50   37.89
CMSV  Commty. Svgs, MHC of FL (48.5)                NM   236.40   26.57  236.40     NM          0.90    2.47     NM
CFTP  Community Fed. Bancorp of MS                28.59  136.05   37.36  136.05   23.43         0.30    1.78   50.85
CFFC  Community Fin. Corp. of VA                  17.52  122.59   16.80  122.59   13.84         0.56    2.42   42.42
CFBC  Community First Bnkg Co. of GA                NM   130.48   20.09  132.28     NM          0.60    1.60   57.14
CIBI  Community Inv. Bancorp of OH                24.61  129.84   15.63  129.84   16.07         0.32    2.03   50.00
COOP  Cooperative Bk.for Svgs. of NC                NM   185.70   14.18  185.70     NM          0.00    0.00     NM
CRZY  Crazy Woman Creek Bncorp of WY              25.97  102.66   26.50  102.66   21.21         0.40    2.66   68.97
DNFC  D&N Financial Corp. of MI                   23.08  231.25   12.89  233.61   17.47         0.20    0.79   18.35
DCBI  Delphos Citizens Bancorp of OH              23.33  112.69   32.00  112.69   23.33         0.00    0.00    0.00
DIME  Dime Community Bancorp of NY                23.08  149.60   21.72  173.60   21.54         0.24    1.06   24.49
DIBK  Dime Financial Corp. of CT*                 10.94  228.12   18.16  235.81   10.90         0.44    1.43   15.66
EGLB  Eagle BancGroup of IL                         NM   108.70   12.89  108.70     NM          0.00    0.00     NM

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of November 6, 1997



                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
EBSI  Eagle Bancshares of Tucker GA           8.30     8.30    0.43    5.14    3.46       0.58    6.99       1.07   63.66    0.95
EGFC  Eagle Financial Corp. of CT(8)          6.87     5.36    0.08    1.09    0.36       0.44    6.19       0.53   87.77    0.86
ETFS  East Texas Fin. Serv. of TX            18.16    18.16    0.31    1.65    1.76       0.63    3.40       0.17  141.97    0.50
EMLD  Emerald Financial Corp of OH            7.58     7.46    0.73    9.44    4.38       0.90   11.66       0.24  115.15    0.36
EIRE  Emerald Island Bancorp, MA(8)*          7.07     7.07    0.85   12.37    4.79       0.89   12.94       0.17  416.26    0.97
EFBC  Empire Federal Bancorp of MT           34.89    34.89    0.83    2.37    2.06       1.09    3.12       0.06  312.50    0.46
EFBI  Enterprise Fed. Bancorp of OH          12.33    12.31    0.70    5.12    3.22       0.79    5.74        NA      NA     0.28
EQSB  Equitable FSB of Wheaton MD             5.04     5.04    0.46    9.09    4.93       0.74   14.50       0.49   36.72    0.26
FCBF  FCB Fin. Corp. of Neenah WI            17.50    17.50    0.92    5.20    2.16       1.09    6.16       0.15  412.16    0.82
FFBS  FFBS Bancorp of Columbus MS            19.23    19.23    1.16    5.96    4.09       1.47    7.53       0.37  118.76    0.62
FFDF  FFD Financial Corp. of OH              24.40    24.40    1.68    6.68    5.23       0.94    3.75       0.07  421.88    0.48
FFLC  FFLC Bancorp of Leesburg FL            13.48    13.48    0.70    4.58    3.04       1.01    6.60       0.18  226.46    0.52
FFFC  FFVA Financial Corp. of VA             13.18    12.90    1.11    7.86    3.99       1.34    9.53       0.16  361.92    0.99
FFWC  FFW Corporation of Wabash IN            9.52     8.58    0.84    8.40    5.78       1.05   10.50       0.18  217.37    0.60
FFYF  FFY Financial Corp. of OH              13.72    13.72    0.90    5.86    4.34       1.27    8.31       0.66   72.24    0.63
FMCO  FMS Financial Corp. of NJ               6.56     6.44    0.69   10.76    5.20       1.02   15.79       1.06   48.50    0.92
FFHH  FSF Financial Corp. of MN              11.35    11.35    0.66    5.25    4.06       0.84    6.65       0.15  148.95    0.33
FOBC  Fed One Bancorp of Wheeling WV         11.06    10.55    0.68    5.85    3.92       0.97    8.33       0.45   91.97    0.88
FBCI  Fidelity Bancorp of Chicago IL         10.38    10.36    0.55    5.35    3.88       0.78    7.48       0.41   22.74    0.12
FSBI  Fidelity Bancorp, Inc. of PA            6.75     6.75    0.51    7.35    4.50       0.81   11.71       0.43  115.46    1.01
FFFL  Fidelity FSB, MHC of FL (47.7)          8.38     8.31    0.38    4.15    1.79       0.60    6.56       0.34   62.82    0.29
FFED  Fidelity Fed. Bancorp of IN             5.38     5.38    0.04    0.85    0.41       0.30    5.77       0.13  626.40    0.96
FFOH  Fidelity Financial of OH               12.94    11.42    0.70    4.68    3.37       1.02    6.89       0.29  106.32    0.37
FIBC  Financial Bancorp, Inc. of NY           9.36     9.32    0.56    5.77    3.65       1.00   10.23       1.75   27.02    0.91
FBSI  First Bancshares of MO                 13.54    13.52    0.90    6.14    5.11       1.10    7.47       0.67   45.57    0.36
FBBC  First Bell Bancorp of PA                9.83     9.83    1.07    7.64    6.14       1.24    8.87       0.09  116.26    0.13
FBER  First Bergen Bancorp of NJ             14.19    14.19    0.45    2.75    2.11       0.77    4.74       0.84  127.66    2.47
SKBO  First Carnegie,MHC of PA(45.0)         16.45    16.45    0.52    4.42    1.77       0.52    4.42        NA      NA     0.68
FSTC  First Citizens Corp of GA               9.73     7.57    1.96   20.06    7.02       1.93   19.78       1.10  102.20    1.47
FCME  First Coastal Corp. of ME*              9.23     9.23    4.21     NM    33.33       4.08     NM         NA      NA     2.49
FFBA  First Colorado Bancorp of Co           12.89    12.72    0.86    6.07    3.83       0.85    5.99       0.20  141.52    0.39
FDEF  First Defiance Fin.Corp. of OH         21.33    21.33    0.75    3.37    2.93       1.02    4.57       0.45   99.07    0.59
FESX  First Essex Bancorp of MA*              6.97     6.06    0.96   13.04    6.64       0.84   11.36        NA      NA     1.43
FFES  First FS&LA of E. Hartford CT           6.43     6.43    0.42    6.82    4.16       0.70   11.21       0.31   87.85    1.44
FFSX  First FS&LA. MHC of IA (46.1)           8.30     8.22    0.42    5.14    2.08       0.74    9.00       0.22  185.09    0.53
BDJI  First Fed. Bancorp. of MN              10.87    10.87    0.30    2.56    1.91       0.63    5.44       0.27  137.04    0.76
FFBH  First Fed. Bancshares of AR            14.97    14.97    0.77    4.84    3.77       1.06    6.63       0.19  119.50    0.30
FTFC  First Fed. Capital Corp. of WI          6.35     5.96    0.74   11.27    4.46       0.86   13.20       0.13  403.99    0.64
FFKY  First Fed. Fin. Corp. of KY            13.69    12.89    1.31    9.50    5.35       1.55   11.24       0.49   94.29    0.53
FFBZ  First Federal Bancorp of OH             7.55     7.54    0.73    9.58    4.57       1.02   13.38       0.53  163.59    1.01
FFCH  First Fin. Holdings Inc. of SC          6.11     6.11    0.57    9.30    3.47       0.84   13.65       1.66   41.99    0.84
FFBI  First Financial Bancorp of IL           8.66     8.66   -0.38   -4.73   -4.42       0.42    5.23       0.41  142.00    0.91
FFHS  First Franklin Corp. of OH              9.02     8.96    0.19    2.14    1.48       0.65    7.20       0.47   90.77    0.64
FGHC  First Georgia Hold. Corp of GA          8.22     7.53    0.66    7.98    3.82       0.51    6.23       3.10   20.52    0.75
FSPG  First Home Bancorp of NJ                6.66     6.55    0.89   13.61    7.21       1.16   17.76       0.64  114.23    1.39
FFSL  First Independence Corp. of KS         10.43    10.43    0.43    3.84    3.24       0.69    6.12       0.87   69.37    0.91
FISB  First Indiana Corp. of IN               9.56     9.44    0.83    8.86    4.75       1.01   10.83        NA      NA     1.70
FKFS  First Keystone Fin. Corp of PA          7.31     7.31    0.54    7.21    4.20       0.77   10.30       1.60   30.58    0.84
FLKY  First Lancaster Bncshrs of KY          32.95    32.95    1.13    3.29    2.98       1.38    3.99       1.93   15.10    0.33
FLFC  First Liberty Fin. Corp. of GA          7.37     6.65    0.88   12.11    4.67       0.72    9.91       0.81  110.00    1.29
CASH  First Midwest Fin. Corp. of IA         11.39    10.09    0.74    6.46    5.08       0.94    8.21       0.85   75.48    0.93
FMBD  First Mutual Bancorp of IL             12.85     9.73    0.10    0.57    0.50       0.31    1.84       0.26  138.78    0.47
FMSB  First Mutual SB of Bellevue WA*         6.82     6.82    1.03   15.41    5.70       1.00   14.96       0.06     NA     1.31
FNGB  First Northern Cap. Corp of WI         11.27    11.27    0.64    5.50    3.20       0.91    7.88       0.08  574.86    0.53
FFPB  First Palm Beach Bancorp of FL          6.57     6.41   -0.03   -0.42   -0.23       0.03    0.37       0.57     NA      NA
FSLA  First SB SLA MHC of NJ (47.5)(8)        9.42     8.40    0.58    6.19    1.82       0.92    9.79       0.54  105.63    1.04


                                                             Pricing Ratios                      Dividend Data(6)
                                                ----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- --------     ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
EBSI  Eagle Bancshares of Tucker GA               28.91  148.59   12.34  148.59   21.26         0.60    3.24     NM
EGFC  Eagle Financial Corp. of CT(8)                NM   239.84   16.47  307.20     NM          1.00    1.90     NM
ETFS  East Texas Fin. Serv. of TX                   NM    97.00   17.62   97.00   27.67         0.20    1.03   58.82
EMLD  Emerald Financial Corp of OH                22.84  205.33   15.56  208.57   18.50         0.24    1.30   29.63
EIRE  Emerald Island Bancorp, MA(8)*              20.89  237.65   16.81  237.65   19.97         0.28    0.88   18.42
EFBC  Empire Federal Bancorp of MT                  NM   115.18   40.19  115.18     NM          0.30    1.76     NM
EFBI  Enterprise Fed. Bancorp of OH                 NM   159.97   19.72  160.18   27.72         1.00    3.92     NM
EQSB  Equitable FSB of Wheaton MD                 20.30  173.10    8.72  173.10   12.72         0.00    0.00    0.00
FCBF  FCB Fin. Corp. of Neenah WI                   NM   238.20   41.68  238.20     NM          0.80    2.88     NM
FFBS  FFBS Bancorp of Columbus MS                 24.47  143.96   27.69  143.96   19.38         0.50    2.15   52.63
FFDF  FFD Financial Corp. of OH                   19.13  127.03   31.00  127.03     NM          0.30    1.60   30.61
FFLC  FFLC Bancorp of Leesburg FL                   NM   155.42   20.95  155.42   22.89         0.48    1.36   44.86
FFFC  FFVA Financial Corp. of VA                  25.09  203.31   26.80  207.78   20.70         0.48    1.45   36.36
FFWC  FFW Corporation of Wabash IN                17.29  135.59   12.91  150.46   13.83         0.72    2.22   38.30
FFYF  FFY Financial Corp. of OH                   23.06  149.20   20.46  149.20   16.26         0.80    2.69   62.02
FMCO  FMS Financial Corp. of NJ                   19.23  196.85   12.91  200.40   13.10         0.28    0.93   17.95
FFHH  FSF Financial Corp. of MN                   24.61  136.33   15.47  136.33   19.44         0.50    2.57   63.29
FOBC  Fed One Bancorp of Wheeling WV              25.51  151.83   16.80  159.21   17.91         0.62    2.46   62.63
FBCI  Fidelity Bancorp of Chicago IL              25.79  134.62   13.98  134.91   18.42         0.32    1.31   33.68
FSBI  Fidelity Bancorp, Inc. of PA                22.22  151.61   10.24  151.61   13.95         0.36    1.50   33.33
FFFL  Fidelity FSB, MHC of FL (47.7)                NM   226.54   18.97  228.20     NM          0.90    3.21     NM
FFED  Fidelity Fed. Bancorp of IN                   NM   210.58   11.34  210.58     NM          0.40    4.10     NM
FFOH  Fidelity Financial of OH                    29.65  124.24   16.08  140.78   20.16         0.28    1.85   54.90
FIBC  Financial Bancorp, Inc. of NY               27.41  156.02   14.60  156.73   15.46         0.40    1.66   45.45
FBSI  First Bancshares of MO                      19.57  124.26   16.83  124.45   16.08         0.20    0.79   15.50
FBBC  First Bell Bancorp of PA                    16.27  160.02   15.72  160.02   14.02         0.40    2.32   37.74
FBER  First Bergen Bancorp of NJ                    NM   134.75   19.12  134.75   27.54         0.20    1.05   50.00
SKBO  First Carnegie,MHC of PA(45.0)                NM   177.00   29.11  177.00     NM          0.30    1.61     NM
FSTC  First Citizens Corp of GA                   14.25  226.51   22.04  291.28   14.45         0.44    1.08   15.38
FCME  First Coastal Corp. of ME*                   3.00  130.43   12.04  130.43    3.10         0.00    0.00    0.00
FFBA  First Colorado Bancorp of Co                26.10  174.60   22.51  177.00   26.44         0.48    2.33   60.76
FDEF  First Defiance Fin.Corp. of OH                NM   116.88   24.93  116.88   25.20         0.32    2.08   71.11
FESX  First Essex Bancorp of MA*                  15.05  172.18   12.01  198.30   17.28         0.48    2.42   36.36
FFES  First FS&LA of E. Hartford CT               24.01  154.79    9.95  154.79   14.60         0.60    1.64   39.47
FFSX  First FS&LA. MHC of IA (46.1)                 NM   238.70   19.80  240.81   27.52         0.48    1.47   70.59
BDJI  First Fed. Bancorp. of MN                     NM   139.89   15.21  139.89   24.62         0.00    0.00    0.00
FFBH  First Fed. Bancshares of AR                 26.54  131.42   19.67  131.42   19.37         0.24    1.12   29.63
FTFC  First Fed. Capital Corp. of WI              22.44  247.41   15.72  263.82   19.16         0.48    1.83   41.03
FFKY  First Fed. Fin. Corp. of KY                 18.70  173.11   23.69  183.76   15.81         0.56    2.60   48.70
FFBZ  First Federal Bancorp of OH                 21.88  199.28   15.04  199.48   15.65         0.24    1.25   27.27
FFCH  First Fin. Holdings Inc. of SC              28.85  257.33   15.73  257.33   19.64         0.84    2.04   58.74
FFBI  First Financial Bancorp of IL                 NM   109.19    9.45  109.19   20.48         0.00    0.00     NM
FFHS  First Franklin Corp. of OH                    NM   141.23   12.74  142.15   20.04         0.40    1.65     NM
FGHC  First Georgia Hold. Corp of GA              26.16  198.81   16.33  216.84     NM          0.05    0.60   15.63
FSPG  First Home Bancorp of NJ                    13.87  177.04   11.79  179.98   10.63         0.40    1.76   24.39
FFSL  First Independence Corp. of KS                NM   125.00   13.04  125.00   19.33         0.25    1.72   53.19
FISB  First Indiana Corp. of IN                   21.04  178.79   17.10  181.03   17.22         0.48    1.95   41.03
FKFS  First Keystone Fin. Corp of PA              23.79  168.26   12.30  168.26   16.64         0.20    0.62   14.81
FLKY  First Lancaster Bncshrs of KY                 NM   107.07   35.28  107.07   27.63         0.50    3.17     NM
FLFC  First Liberty Fin. Corp. of GA              21.40  229.67   16.93  254.73   26.16         0.40    1.42   30.30
CASH  First Midwest Fin. Corp. of IA              19.69  126.06   14.36  142.27   15.50         0.36    1.83   36.00
FMBD  First Mutual Bancorp of IL                    NM   130.33   16.74  172.04     NM          0.32    1.60     NM
FMSB  First Mutual SB of Bellevue WA*             17.55  251.72   17.18  251.72   18.07         0.13    0.71   12.50
FNGB  First Northern Cap. Corp of WI                NM   169.13   19.06  169.13   21.83         0.32    2.33   72.73
FFPB  First Palm Beach Bancorp of FL                NM   183.26   12.04  187.85     NM          0.60    1.51     NM
FSLA  First SB SLA MHC of NJ (47.5)(8)              NM   325.10   30.62     NM      NM          0.48    1.22   66.67

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of November 6, 1997



                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
SOPN  First SB, SSB, Moore Co. of NC         22.83    22.83    1.45    5.85    4.46       1.73    7.00       0.29   70.15    0.31
FWWB  First Savings Bancorp of WA*           14.75    13.57    1.05    6.25    3.81       1.00    5.90       0.30  215.39    0.97
FSFF  First SecurityFed Fin of IL            27.03    27.03    1.29    4.77    4.02       1.29    4.77       1.44   40.86    0.92
SHEN  First Shenango Bancorp of PA           10.95    10.95    0.89    7.85    5.00       1.15   10.16       0.51  149.56    1.17
FSFC  First So.east Fin. Corp. of SC(8)      10.06    10.06    0.70    6.85    3.37       1.05   10.34       0.24  164.77    0.50
FBNW  FirstBank Corp of Clarkston WA         18.04    18.04    0.70    3.86    3.18       0.57    3.14       2.07   31.12    0.78
FFDB  FirstFed Bancorp of AL                  9.42     8.58    0.62    6.31    4.32       0.94    9.63       0.84   49.36    0.59
FSPT  FirstSpartan Fin. Corp. of SC          26.32    26.32    0.95    3.62    2.64       1.11    4.20       0.69   56.19    0.49
FLAG  Flag Financial Corp of GA               9.58     9.58   -0.03   -0.29   -0.15       0.15    1.65       4.27   47.62    2.91
FLGS  Flagstar Bancorp, Inc of MI             7.23     6.90    1.32   20.69    8.06       0.44    6.90       3.41    8.26    0.32
FFIC  Flushing Fin. Corp. of NY*             15.47    15.47    0.93    5.55    4.13       0.97    5.79       0.39  172.71    1.12
FBHC  Fort Bend Holding Corp. of TX           6.03     5.62    0.19    3.19    1.85       0.44    7.33        NA      NA      NA
FTSB  Fort Thomas Fin. Corp. of KY           16.04    16.04    0.54    2.94    2.36       0.81    4.45       1.48   32.73    0.54
FKKY  Frankfort First Bancorp of KY          16.92    16.92   -0.28   -1.14   -1.16       0.56    2.28       0.09   80.00    0.08
FTNB  Fulton Bancorp of MO                   25.11    25.11    0.89    4.03    2.55       1.07    4.83       0.81  112.62    1.03
GFSB  GFS Bancorp of Grinnell IA             11.44    11.44    1.00    8.59    5.18       1.22   10.55        NA      NA     0.78
GUPB  GFSB Bancorp of Gallup NM              14.87    14.87    0.76    4.35    3.95       0.96    5.50       0.15  247.45    0.65
GSLA  GS Financial Corp. of LA               45.63    45.63    1.08    3.63    1.94       1.08    3.63       0.14  211.96    0.81
GOSB  GSB Financial Corp. of NY              27.06    27.06    1.02    3.77    3.30       0.86    3.19        NA      NA      NA
GWBC  Gateway Bancorp of KY(8)               27.04    27.04    0.83    3.23    2.74       1.15    4.47       0.90   14.14    0.38
GBCI  Glacier Bancorp of MT                   9.74     9.49    1.44   15.09    5.00       1.61   16.87       0.25  243.94    0.84
GFCO  Glenway Financial Corp. of OH           9.49     9.36    0.43    4.51    3.48       0.72    7.57       0.31   91.62    0.34
GTPS  Great American Bancorp of IL           21.43    21.43    0.26    1.10    1.07       0.33    1.38       0.26  126.83    0.42
GTFN  Great Financial Corp. of KY(8)          9.23     8.84    0.75    7.86    3.53       0.72    7.51       3.11   16.32    0.74
GSBC  Great Southern Bancorp of MO            8.53     8.53    1.38   14.76    5.32       1.56   16.69       1.91  114.73    2.59
GDVS  Greater DV SB,MHC of PA (19.9)*        11.57    11.57    0.32    2.71    0.74       0.58    4.95       1.82   33.64    1.00
GSFC  Green Street Fin. Corp. of NC          36.26    36.26    1.37    3.84    3.05       1.66    4.66       0.16   83.63    0.18
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)      13.79    13.79    0.61    4.30    1.49       0.92    6.51       0.74  148.40    1.36
HCBB  HCB Bancshares of AR                   18.84    18.13    0.13    0.92    0.67       0.14    1.02       0.43  173.49    1.49
HEMT  HF Bancorp of Hemet CA                  8.23     6.76   -0.43   -5.13   -4.13      -1.75  -20.84        NA      NA      NA
HFFC  HF Financial Corp. of SD                9.43     9.43    0.66    7.13    4.92       0.89    9.68       0.48  173.70    1.08
HFNC  HFNC Financial Corp. of NC             18.04    18.04    0.87    3.47    3.02       1.19    4.76       0.92   92.55    1.06
HMNF  HMN Financial, Inc. of MN              14.43    14.43    0.71    4.79    3.72       0.88    5.96       0.10  465.21    0.71
HALL  Hallmark Capital Corp. of WI            7.24     7.24    0.48    6.83    4.51       0.61    8.62       0.12  366.09    0.67
HARB  Harbor FSB, MHC of FL (46.6)(8)         8.39     8.11    0.95   11.53    3.20       1.23   14.85       0.43  238.88    1.38
HRBF  Harbor Federal Bancorp of MD           12.90    12.90    0.46    3.52    2.70       0.71    5.46       0.05  379.63    0.28
HFSA  Hardin Bancorp of Hardin MO            12.48    12.48    0.52    3.53    3.22       0.79    5.41       0.09  195.33    0.36
HARL  Harleysville SA of PA                   6.53     6.53    0.75   11.70    4.81       1.03   16.06       0.02     NA     0.78
HFGI  Harrington Fin. Group of IN             5.59     5.59    0.39    8.22    4.60       0.33    6.87       0.20   20.13    0.21
HARS  Harris SB, MHC of PA (24.3)             8.01     7.01    0.49    5.80    1.38       0.62    7.26       0.68   60.65    0.96
HFFB  Harrodsburg 1st Fin Bcrp of KY         26.93    26.93    1.03    3.77    3.28       1.36    5.01       0.47   59.81    0.38
HHFC  Harvest Home Fin. Corp. of OH          12.50    12.50    0.27    1.87    1.67       0.58    4.07       0.11  117.00    0.26
HAVN  Haven Bancorp of Woodhaven NY           5.95     5.93    0.56    9.29    4.98       0.83   13.78       0.76   85.85    1.12
HTHR  Hawthorne Fin. Corp. of CA              4.60     4.60    0.24    5.33    3.45       0.51   11.51        NA      NA     1.70
HMLK  Hemlock Fed. Fin. Corp. of IL          18.77    18.77    0.13    0.98    0.58       0.73    5.40        NA      NA     1.22
HBNK  Highland Federal Bank of CA             7.47     7.47    0.46    6.25    3.00       0.68    9.17       2.52   63.92    2.00
HIFS  Hingham Inst. for Sav. of MA*           9.35     9.35    1.21   12.60    6.53       1.21   12.60       0.89   78.90    0.91
HBEI  Home Bancorp of Elgin IL               26.70    26.70    0.49    1.99    1.43       0.85    3.42       0.35   85.96    0.35
HBFW  Home Bancorp of Fort Wayne IN          13.29    13.29    0.56    3.93    3.00       0.89    6.27       0.05  835.54    0.51
HBBI  Home Building Bancorp of IN            12.82    12.82    0.20    1.59    1.34       0.52    4.05        NA      NA     0.28
HCFC  Home City Fin. Corp. of OH             20.41    20.41    0.91    5.48    3.64       1.19    7.18       0.59  106.97    0.79
HOMF  Home Fed Bancorp of Seymour IN          8.48     8.22    1.05   12.61    5.29       1.23   14.74       0.48  112.57    0.63
HWEN  Home Financial Bancorp of IN           16.93    16.93    0.64    3.78    3.22       0.80    4.76       1.76   30.84    0.67
HPBC  Home Port Bancorp, Inc. of MA*         10.56    10.56    1.67   15.78    7.56       1.66   15.69       0.13     NA     1.54
HMCI  Homecorp, Inc. of Rockford IL(8)        6.54     6.54    0.14    2.19    1.16       0.43    6.89       2.16   22.97    0.61
HZFS  Horizon Fin'l. Services of IA           9.79     9.79    0.36    3.35    2.83       0.57    5.36        NA      NA      NA


                                                             Pricing Ratios                      Dividend Data(6)
                                                ----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- --------     ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
SOPN  First SB, SSB, Moore Co. of NC              22.41  130.35   29.76  130.35   18.70         0.88    3.71     NM
FWWB  First Savings Bancorp of WA*                26.26  165.39   24.40  179.77   27.82         0.28    1.20   31.46
FSFF  First SecurityFed Fin of IL                 24.90  118.67   32.08  118.67   24.90         0.00    0.00    0.00
SHEN  First Shenango Bancorp of PA                20.00  156.11   17.10  156.11   15.45         0.60    1.76   35.29
FSFC  First So.east Fin. Corp. of SC(8)           29.72  197.12   19.83  197.12   19.69         0.24    1.52   45.28
FBNW  FirstBank Corp of Clarkston WA                NM   121.43   21.90  121.43     NM          0.28    1.65   51.85
FFDB  FirstFed Bancorp of AL                      23.16  151.93   14.31  166.67   15.17         0.50    2.27   52.63
FSPT  FirstSpartan Fin. Corp. of SC                 NM   137.31   36.14  137.31     NM          0.60    1.58   60.00
FLAG  Flag Financial Corp of GA                     NM   190.33   18.24  190.33     NM          0.34    1.71     NM
FLGS  Flagstar Bancorp, Inc of MI                 12.41  220.62   15.95  231.02     NM          0.00    0.00    0.00
FFIC  Flushing Fin. Corp. of NY*                  24.19  134.97   20.89  134.97   23.20         0.24    1.07   25.81
FBHC  Fort Bend Holding Corp. of TX                 NM   172.41   10.39  185.01   23.53         0.20    1.00   54.05
FTSB  Fort Thomas Fin. Corp. of KY                  NM   134.62   21.59  134.62   28.00         0.25    1.79     NM
FKKY  Frankfort First Bancorp of KY                 NM   139.50   23.60  139.50     NM          0.36    3.79     NM
FTNB  Fulton Bancorp of MO                          NM   136.15   34.19  136.15     NM          0.20    1.00   39.22
GFSB  GFS Bancorp of Grinnell IA                  19.32  159.47   18.24  159.47   15.74         0.26    1.53   29.55
GUPB  GFSB Bancorp of Gallup NM                   25.32  114.88   17.08  114.88   20.00         0.40    2.00   50.63
GSLA  GS Financial Corp. of LA                      NM   107.33   48.98  107.33     NM          0.28    1.59     NM
GOSB  GSB Financial Corp. of NY                     NM   114.30   30.93  114.30     NM          0.00    0.00    0.00
GWBC  Gateway Bancorp of KY(8)                      NM   118.45   32.03  118.45   26.39         0.40    2.11     NM
GBCI  Glacier Bancorp of MT                       20.00  271.27   26.42  278.48   17.89         0.48    2.18   43.64
GFCO  Glenway Financial Corp. of OH               28.77  127.67   12.11  129.40   17.13         0.80    2.62     NM
GTPS  Great American Bancorp of IL                  NM   108.38   23.23  108.38     NM          0.40    2.13     NM
GTFN  Great Financial Corp. of KY(8)              28.36  220.20   20.33  229.91   29.68         0.60    1.34   37.97
GSBC  Great Southern Bancorp of MO                18.80  290.20   24.76  290.20   16.63         0.44    2.04   38.26
GDVS  Greater DV SB,MHC of PA (19.9)*               NM      NM    41.50     NM      NM          0.36    1.16     NM
GSFC  Green Street Fin. Corp. of NC                 NM   124.71   45.22  124.71   27.01         0.44    2.40     NM
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)             NM   281.25   38.77  281.25     NM          0.44    1.78     NM
HCBB  HCB Bancshares of AR                          NM    94.60   17.82   98.32     NM          0.00    0.00    0.00
HEMT  HF Bancorp of Hemet CA                        NM   124.03   10.21  151.09     NM          0.00    0.00     NM
HFFC  HF Financial Corp. of SD                    20.33  140.77   13.28  140.77   14.97         0.42    1.68   34.15
HFNC  HFNC Financial Corp. of NC                    NM   152.08   27.44  152.08   24.15         0.28    1.96   65.12
HMNF  HMN Financial, Inc. of MN                   26.86  130.02   18.76  130.02   21.58         0.00    0.00    0.00
HALL  Hallmark Capital Corp. of WI                22.18  143.48   10.39  143.48   17.56         0.00    0.00    0.00
HARB  Harbor FSB, MHC of FL (46.6)(8)               NM   339.70   28.50     NM    24.24         1.40    2.19   68.29
HRBF  Harbor Federal Bancorp of MD                  NM   130.46   16.82  130.46   23.89         0.48    2.23     NM
HFSA  Hardin Bancorp of Hardin MO                   NM   114.72   14.31  114.72   20.22         0.48    2.67     NM
HARL  Harleysville SA of PA                       20.77  227.66   14.87  227.66   15.14         0.44    1.46   30.34
HFGI  Harrington Fin. Group of IN                 21.72  172.75    9.66  172.75   25.98         0.12    0.91   19.67
HARS  Harris SB, MHC of PA (24.3)                   NM      NM    31.53     NM      NM          0.66    1.15     NM
HFFB  Harrodsburg 1st Fin Bcrp of KY                NM   115.60   31.13  115.60   22.95         0.40    2.39   72.73
HHFC  Harvest Home Fin. Corp. of OH                 NM   121.15   15.14  121.15   27.50         0.44    3.20     NM
HAVN  Haven Bancorp of Woodhaven NY               20.10  173.91   10.34  174.49   13.55         0.60    1.43   28.71
HTHR  Hawthorne Fin. Corp. of CA                  28.97  142.02    6.53  142.02   13.42         0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL                 NM   115.05   21.60  115.05     NM          0.24    1.40     NM
HBNK  Highland Federal Bank of CA                   NM   195.24   14.59  195.24   22.70         0.00    0.00    0.00
HIFS  Hingham Inst. for Sav. of MA*               15.32  182.46   17.07  182.46   15.32         0.48    1.68   25.81
HBEI  Home Bancorp of Elgin IL                      NM   127.46   34.03  127.46     NM          0.40    2.29     NM
HBFW  Home Bancorp of Fort Wayne IN                 NM   136.21   18.10  136.21   20.87         0.20    0.83   27.78
HBBI  Home Building Bancorp of IN                   NM   116.80   14.97  116.80   29.22         0.30    1.39     NM
HCFC  Home City Fin. Corp. of OH                  27.46  111.67   22.79  111.67   20.94         0.32    1.91   52.46
HOMF  Home Fed Bancorp of Seymour IN              18.91  223.14   18.93  230.30   16.17         0.50    1.32   24.88
HWEN  Home Financial Bancorp of IN                  NM   109.41   18.52  109.41   24.63         0.20    1.19   37.04
HPBC  Home Port Bancorp, Inc. of MA*              13.23  199.74   21.08  199.74   13.30         0.80    3.52   46.51
HMCI  Homecorp, Inc. of Rockford IL(8)              NM   184.02   12.04  184.02   27.49         0.00    0.00    0.00
HZFS  Horizon Fin'l. Services of IA                 NM   116.46   11.40  116.46   22.12         0.36    1.57   55.38

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of November 6, 1997



                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans)
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
HRZB  Horizon Financial Corp. of WA*         15.59    15.59    1.56    9.93    6.14       1.54    9.83        NA      NA     0.85
IBSF  IBS Financial Corp. of NJ              17.41    17.41    0.49    2.68    2.10       0.86    4.71       0.08  171.10    0.52
ISBF  ISB Financial Corp. of LA              12.19    10.33    0.69    4.59    3.08       0.93    6.20        NA      NA     0.80
ITLA  Imperial Thrift & Loan of CA*          10.99    10.95    1.46   12.69    7.16       1.46   12.69        NA      NA     1.45
IFSB  Independence FSB of DC                  6.52     5.72    0.14    2.19    2.04       0.33    4.98       2.02    9.82    0.32
INCB  Indiana Comm. Bank, SB of IN(8)        12.17    12.17    0.19    1.55    0.93       0.54    4.31       0.13  541.46    0.90
INBI  Industrial Bancorp of OH               17.70    17.70    0.73    3.88    2.56       1.42    7.59       0.25  193.84    0.54
IWBK  Interwest SB of Oak Harbor WA           6.78     6.63    0.87   12.94    4.74       1.18   17.56       0.58   73.44    0.77
IPSW  Ipswich SB of Ipswich MA*               5.71     5.71    1.21   20.44    7.00       0.95   16.06       0.84   97.31    1.09
JXVL  Jacksonville Bancorp of TX             14.92    14.92    1.02    6.45    4.68       1.34    8.46       0.78   67.63    0.70
JXSB  Jcksnville SB,MHC of IL (45.6)         10.50    10.50    0.30    2.72    1.36       0.66    5.97       0.66   72.96    0.61
JSBA  Jefferson Svgs Bancorp of MO            8.20     6.24    0.30    3.91    1.59       0.70    9.25       0.46  140.15    0.84
JOAC  Joachim Bancorp of MO                  28.17    28.17    0.47    1.59    1.53       0.77    2.62       0.20  109.86    0.32
KSAV  KS Bancorp of Kenly NC                 13.53    13.52    0.96    6.86    5.02       1.25    8.89        NA      NA      NA
KSBK  KSB Bancorp of Kingfield ME(8)*         7.18     6.79    0.97   13.74    7.03       0.99   13.99       1.78   43.20    1.03
KFBI  Klamath First Bancorp of OR            19.55    19.55    0.81    3.67    2.64       1.23    5.54       0.03  510.24    0.23
LSBI  LSB Fin. Corp. of Lafayette IN          8.85     8.85    0.77    8.34    6.04       0.68    7.35       1.17   63.71    0.84
LVSB  Lakeview SB of Paterson NJ             12.22    10.46    1.26   12.10    5.25       0.92    8.76       1.13   59.43    1.50
LARK  Landmark Bancshares of KS              13.79    13.79    0.89    5.95    4.81       1.05    7.01       0.31  123.70    0.57
LARL  Laurel Capital Group of PA             10.03    10.03    1.14   10.88    6.08       1.43   13.72       0.43  212.35    1.31
LSBX  Lawrence Savings Bank of MA*            8.69     8.69    1.74   20.78    9.75       1.73   20.63       0.66  156.71    2.35
LFED  Leeds FSB, MHC of MD (36.3)            16.29    16.29    0.84    5.20    2.13       1.18    7.27       0.03  609.09    0.31
LXMO  Lexington B&L Fin. Corp. of MO         28.32    28.32    1.03    3.49    3.25       1.33    4.50       0.48   78.37    0.49
LIFB  Life Bancorp of Norfolk VA(8)          10.55    10.24    0.71    6.60    3.29       0.87    8.03       0.41  141.46    1.32
LFBI  Little Falls Bancorp of NJ             13.28    12.26    0.27    1.94    1.56       0.48    3.41       1.04   33.93    0.82
LOGN  Logansport Fin. Corp. of IN            19.20    19.20    1.18    5.64    4.70       1.52    7.32       0.49   55.66    0.39
LONF  London Financial Corp. of OH           19.66    19.66    0.66    3.18    2.39       1.00    4.83       0.80   61.11    0.63
LISB  Long Island Bancorp, Inc of NY          8.99     8.90    0.62    6.60    3.15       0.71    7.65       0.92   62.10    0.92
MAFB  MAF Bancorp of IL                       7.78     6.80    0.88   11.30    5.59       1.16   14.97       0.42  128.75    0.69
MBLF  MBLA Financial Corp. of MO             12.15    12.15    0.67    5.11    4.43       0.86    6.55       0.57   50.27    0.50
MFBC  MFB Corp. of Mishawaka IN              13.65    13.65    0.57    3.67    3.51       0.86    5.53        NA      NA     0.18
MLBC  ML Bancorp of Villanova PA(8)           6.93     6.81    0.74   10.25    4.42       0.67    9.28       0.46  163.34    1.71
MSBF  MSB Financial Corp. of MI              16.98    16.98    1.20    6.45    3.67       1.47    7.92       1.02   40.20    0.45
MARN  Marion Capital Holdings of IN          22.55    22.55    1.39    6.09    5.02       1.67    7.28       0.81  144.01    1.35
MRKF  Market Fin. Corp. of OH                34.99    34.99    0.84    3.14    2.12       0.84    3.14       0.75   12.24    0.20
MFCX  Marshalltown Fin. Corp. of IA(8)       15.74    15.74    0.34    2.15    1.75       0.73    4.66        NA      NA     0.19
MFSL  Maryland Fed. Bancorp of MD             8.38     8.28    0.62    7.43    4.55       0.89   10.73       0.47   85.54    0.46
MASB  MassBank Corp. of Reading MA*          10.64    10.64    1.10   10.79    6.09       1.04   10.24       0.21  113.84    0.84
MFLR  Mayflower Co-Op. Bank of MA*            9.68     9.52    1.03   10.64    5.30       0.97   10.03       0.96   92.14    1.52
MECH  Mechanics SB of Hartford CT*           10.23    10.23    1.92   19.46   10.69       1.92   19.46       0.91     NA      NA
MDBK  Medford Bank of Medford, MA*            8.99     8.38    1.08   12.07    6.95       1.01   11.29       0.27  219.01    1.12
MERI  Meritrust FSB of Thibodaux LA           8.20     8.20    0.67    8.71    4.04       1.05   13.56       0.39   70.30    0.52
MWBX  MetroWest Bank of MA*                   7.44     7.44    1.38   18.37    6.40       1.38   18.37       0.90  131.24    1.55
MCBS  Mid Continent Bancshares of KS(8)       9.39     9.39    1.02    9.79    4.67       1.16   11.10       0.15   71.76    0.19
MIFC  Mid Iowa Financial Corp. of IA          9.34     9.34    1.00   10.76    6.85       1.40   15.15       0.02     NA     0.45
MCBN  Mid-Coast Bancorp of ME                 8.60     8.60    0.43    4.92    3.74       0.67    7.71       0.64   82.14    0.64
MWBI  Midwest Bancshares, Inc. of IA          6.91     6.91    0.45    6.61    3.63       0.75   10.98       0.81   59.23    0.79
MWFD  Midwest Fed. Fin. Corp of WI            8.81     8.50    1.15   13.20    5.50       1.13   13.01       0.12  658.13    1.05
MFFC  Milton Fed. Fin. Corp. of OH           13.11    13.11    0.50    3.14    2.56       0.68    4.24       0.29   91.98    0.44
MIVI  Miss. View Hold. Co. of MN             18.88    18.88    0.70    3.78    3.75       1.03    5.55        NA      NA      NA
MBSP  Mitchell Bancorp of NC*                43.36    43.36    1.40    3.24    3.00       1.64    3.81       2.25   23.36    0.63
MBBC  Monterey Bay Bancorp of CA             11.33    10.45    0.25    2.04    1.55       0.47    3.87       0.33  111.47    0.60
MONT  Montgomery Fin. Corp. of IN            18.74    18.74    0.60    4.17    2.88       0.60    4.17       0.59   29.46    0.21
MSBK  Mutual SB, FSB of Bay City MI           6.07     6.07    0.11    1.93    1.29       0.04    0.75       0.05  650.66    0.64
NHTB  NH Thrift Bancshares of NH              7.65     6.52    0.39    5.25    2.45       0.58    7.77       0.70  125.20    1.05
NSLB  NS&L Bancorp of Neosho MO              19.56    19.56    0.49    2.37    2.19       0.77    3.71       0.03  210.00    0.13


                                                             Pricing Ratios                      Dividend Data(6)
                                                ----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- --------     ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
HRZB  Horizon Financial Corp. of WA*              16.27  158.55   24.72  158.55   16.43         0.44    2.55   41.51
IBSF  IBS Financial Corp. of NJ                     NM   135.89   23.65  135.89   27.16         0.40    2.54     NM
ISBF  ISB Financial Corp. of LA                     NM   150.78   18.37  177.81   24.04         0.50    2.00   64.94
ITLA  Imperial Thrift & Loan of CA*               13.97  168.93   18.57  169.65   13.97         0.00    0.00    0.00
IFSB  Independence FSB of DC                        NM   106.50    6.95  121.48   21.59         0.22    1.54     NM
INCB  Indiana Comm. Bank, SB of IN(8)               NM   165.24   20.11  165.24     NM          0.36    1.76     NM
INBI  Industrial Bancorp of OH                      NM   151.77   26.87  151.77   20.00         0.56    3.11     NM
IWBK  Interwest SB of Oak Harbor WA               21.08  248.67   16.85  254.11   15.53         0.64    1.67   35.16
IPSW  Ipswich SB of Ipswich MA*                   14.29  263.74   15.07  263.74   18.18         0.12    1.00   14.29
JXVL  Jacksonville Bancorp of TX                  21.39  142.07   21.19  142.07   16.31         0.50    2.60   55.56
JXSB  Jcksnville SB,MHC of IL (45.6)                NM   197.32   20.71  197.32     NM          0.40    1.51     NM
JSBA  Jefferson Svgs Bancorp of MO                  NM   204.80   16.79  268.85   26.69         0.40    0.92   57.97
JOAC  Joachim Bancorp of MO                         NM   110.05   31.00  110.05     NM          0.50    3.33     NM
KSAV  KS Bancorp of Kenly NC                      19.91  132.55   17.93  132.63   15.36         0.60    2.79   55.56
KSBK  KSB Bancorp of Kingfield ME(8)*             14.23  181.68   13.04  192.13   13.97         0.08    0.52    7.41
KFBI  Klamath First Bancorp of OR                   NM   146.97   28.73  146.97   25.14         0.32    1.53   58.18
LSBI  LSB Fin. Corp. of Lafayette IN              16.56  135.57   12.00  135.57   18.80         0.34    1.36   22.52
LVSB  Lakeview SB of Paterson NJ                  19.03  186.00   22.73  217.21   26.29         0.13    0.51    9.70
LARK  Landmark Bancshares of KS                   20.80  127.86   17.63  127.86   17.67         0.40    1.70   35.40
LARL  Laurel Capital Group of PA                  16.46  179.90   18.04  179.90   13.05         0.52    1.96   32.30
LSBX  Lawrence Savings Bank of MA*                10.25  191.79   16.66  191.79   10.33         0.00    0.00    0.00
LFED  Leeds FSB, MHC of MD (36.3)                   NM   235.55   38.37  235.55     NM          0.76    2.38     NM
LXMO  Lexington B&L Fin. Corp. of MO                NM   114.93   32.55  114.93   23.86         0.30    1.77   54.55
LIFB  Life Bancorp of Norfolk VA(8)                 NM   192.53   20.31  198.26   24.95         0.48    1.56   47.52
LFBI  Little Falls Bancorp of NJ                    NM   128.33   17.04  138.96     NM          0.20    1.07   68.97
LOGN  Logansport Fin. Corp. of IN                 21.28  124.41   23.89  124.41   16.41         0.40    2.54   54.05
LONF  London Financial Corp. of OH                  NM   137.81   27.10  137.81   27.56         0.24    1.19   50.00
LISB  Long Island Bancorp, Inc of NY                NM   206.83   18.60  208.90   27.40         0.60    1.31   41.67
MAFB  MAF Bancorp of IL                           17.90  195.51   15.21  223.63   13.52         0.28    0.85   15.14
MBLF  MBLA Financial Corp. of MO                  22.59  114.44   13.90  114.44   17.64         0.40    1.55   35.09
MFBC  MFB Corp. of Mishawaka IN                   28.48  109.60   14.96  109.60   18.91         0.32    1.42   40.51
MLBC  ML Bancorp of Villanova PA(8)               22.64  226.38   15.68  230.37   25.00         0.40    1.39   31.50
MSBF  MSB Financial Corp. of MI                   27.27  175.10   29.74  175.10   22.22         0.28    1.56   42.42
MARN  Marion Capital Holdings of IN               19.93  124.43   28.06  124.43   16.67         0.88    3.20   63.77
MRKF  Market Fin. Corp. of OH                       NM   102.02   35.70  102.02     NM          0.28    1.85     NM
MFCX  Marshalltown Fin. Corp. of IA(8)              NM   120.31   18.94  120.31   26.34         0.00    0.00    0.00
MFSL  Maryland Fed. Bancorp of MD                 21.99  158.33   13.27  160.36   15.22         0.84    1.77   38.89
MASB  MassBank Corp. of Reading MA*               16.42  166.36   17.70  166.36   17.31         0.96    2.13   35.04
MFLR  Mayflower Co-Op. Bank of MA*                18.88  192.03   18.59  195.31   20.04         0.68    2.59   48.92
MECH  Mechanics SB of Hartford CT*                 9.35  162.12   16.59  162.12    9.35         0.00    0.00    0.00
MDBK  Medford Bank of Medford, MA*                14.39  165.96   14.92  178.12   15.39         0.72    2.04   29.39
MERI  Meritrust FSB of Thibodaux LA               24.75  203.34   16.68  203.34   15.89         0.70    1.42   35.18
MWBX  MetroWest Bank of MA*                       15.63  269.21   20.03  269.21   15.63         0.12    1.48   23.08
MCBS  Mid Continent Bancshares of KS(8)           21.42  204.49   19.20  204.49   18.90         0.40    1.00   21.39
MIFC  Mid Iowa Financial Corp. of IA              14.61  148.14   13.84  148.14   10.37         0.08    0.77   11.27
MCBN  Mid-Coast Bancorp of ME                     26.76  128.60   11.07  128.60   17.09         0.52    1.83   49.06
MWBI  Midwest Bancshares, Inc. of IA              27.55  171.63   11.86  171.63   16.59         0.72    1.40   38.71
MWFD  Midwest Fed. Fin. Corp of WI                18.17  225.25   19.85  233.58   18.43         0.34    1.35   24.46
MFFC  Milton Fed. Fin. Corp. of OH                  NM   137.23   17.99  137.23   28.94         0.60    3.84     NM
MIVI  Miss. View Hold. Co. of MN                  26.70   98.99   18.69   98.99   18.16         0.16    0.91   24.24
MBSP  Mitchell Bancorp of NC*                       NM   110.46   47.90  110.46   28.33         0.40    2.35     NM
MBBC  Monterey Bay Bancorp of CA                    NM   129.94   14.73  140.98     NM          0.12    0.64   41.38
MONT  Montgomery Fin. Corp. of IN                   NM   106.66   19.98  106.66     NM          0.22    1.76   61.11
MSBK  Mutual SB, FSB of Bay City MI                 NM   146.44    8.90  146.44     NM          0.00    0.00    0.00
NHTB  NH Thrift Bancshares of NH                    NM   186.76   14.29  219.34   27.50         0.50    2.27     NM
NSLB  NS&L Bancorp of Neosho MO                     NM   113.50   22.20  113.50   29.30         0.50    2.67     NM

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of November 6, 1997



                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
NMSB  Newmil Bancorp. of CT*                  9.82     9.82    0.83    8.14    5.13       0.80    7.78       1.36  128.18    3.26
NASB  North American SB of MO                 7.68     7.42    1.26   17.18    7.59       1.19   16.18       3.11   27.16    0.98
NBSI  North Bancshares of Chicago IL         14.14    14.14    0.49    3.26    2.22       0.68    4.57        NA      NA     0.27
FFFD  North Central Bancshares of IA         22.67    22.67    1.64    6.41    5.67       1.90    7.41       0.22  449.68    1.15
NBN   Northeast Bancorp of ME*                6.84     5.99    0.58    8.14    4.06       0.56    7.84       1.11   86.32    1.22
NEIB  Northeast Indiana Bncrp of IN          15.19    15.19    1.04    6.33    4.67       1.22    7.42        NA      NA     0.67
NWEQ  Northwest Equity Corp. of WI           11.45    11.45    0.78    6.47    4.89       0.98    8.16        NA      NA      NA
NWSB  Northwest SB, MHC of PA (30.7)          9.49     8.94    0.69    7.05    1.92       0.98    9.96       0.77   85.90    0.87
NSSY  Norwalk Savings Society of CT*          8.06     7.77    0.97   12.53    6.45       1.11   14.29        NA      NA     1.54
NSSB  Norwich Financial Corp. of CT*         11.17    10.08    1.09   10.11    4.75       1.03    9.54       1.20  158.13    2.71
NTMG  Nutmeg FS&LA of CT                      5.56     5.56    0.26    4.60    2.75       0.35    6.28       1.19   40.69    0.55
OHSL  OHSL Financial Corp. of OH             11.03    11.03    0.61    5.27    3.93       0.85    7.41       0.18  121.89    0.31
OCFC  Ocean Fin. Corp. of NJ                 16.25    16.25    0.03    0.16    0.11       0.98    5.97       0.55   79.68    0.87
OCN   Ocwen Financial Corp. of FL             8.75     8.36    2.81   33.62    4.39       1.70   20.31        NA      NA     1.13
OTFC  Oregon Trail Fin. Corp of OR           24.02    24.02    1.07    4.44    3.66       1.07    4.44       0.10  257.62    0.41
PBHC  OswegoCity SB, MHC of NY (46.)*        11.73    11.73    1.07    9.44    3.75       0.96    8.46       0.91   43.96    0.67
OFCP  Ottawa Financial Corp. of MI            8.73     7.00    0.48    5.23    2.65       0.78    8.44       0.35  106.11    0.43
PFFB  PFF Bancorp of Pomona CA               10.32    10.21    0.16    1.41    1.14       0.46    4.11       1.62   64.39    1.44
PSFI  PS Financial of Chicago IL             38.70    38.70    1.94    4.74    4.03       1.96    4.81       0.79   28.66    0.51
PVFC  PVF Capital Corp. of OH                 7.04     7.04    1.04   15.23    7.06       1.33   19.49       1.24   57.99    0.78
PALM  Palfed, Inc. of Aiken SC(8)             8.24     8.24    0.10    1.29    0.50       0.61    7.46       2.04   53.36    1.30
PBCI  Pamrapo Bancorp, Inc. of NJ            12.74    12.64    0.90    6.37    4.64       1.24    8.78       2.39   28.48    1.21
PFED  Park Bancorp of Chicago IL             22.53    22.53    0.87    4.19    3.42       1.21    5.81       0.25  115.74    0.73
PVSA  Parkvale Financial Corp of PA           7.58     7.53    0.74    9.79    4.79       1.09   14.44       0.26  547.66    1.91
PEEK  Peekskill Fin. Corp. of NY             25.73    25.73    0.98    3.54    3.30       1.29    4.65       1.22   27.98    1.35
PFSB  PennFed Fin. Services of NJ             7.36     6.16    0.57    7.43    4.61       0.84   10.86        NA      NA     0.28
PWBC  PennFirst Bancorp of PA                 8.08     7.55    0.46    6.31    3.41       0.67    9.12       0.65   93.15    1.49
PWBK  Pennwood SB of PA*                     17.45    17.45    0.70    4.05    3.00       1.12    6.54       0.98   57.43    1.03
PBKB  People's SB of Brockton MA*             5.61     5.37    0.80   14.41    6.03       0.47    8.57       0.82   91.19    1.57
PFDC  Peoples Bancorp of Auburn IN           15.21    15.21    1.12    7.33    3.97       1.47    9.59       0.36   83.87    0.38
PBCT  Peoples Bank, MHC of CT (40.1)*         8.48     8.47    1.13   13.74    4.10       0.83   10.18       0.76  146.25    1.66
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)      16.89    15.48    1.34    7.53    2.42       1.14    6.39        NA      NA      NA
PFFC  Peoples Fin. Corp. of OH               27.20    27.20    0.90    3.32    3.89       0.90    3.32        NA      NA     0.39
PHBK  Peoples Heritage Fin Grp of ME*         7.72     6.51    1.28   15.68    5.71       1.29   15.88        NA      NA     1.55
PSFC  Peoples Sidney Fin. Corp of OH         24.92    24.92    0.61    4.54    1.78       0.92    6.81       0.84   45.79    0.44
PERM  Permanent Bancorp of IN                 9.16     9.03    0.34    3.64    2.77       0.62    6.57       1.09   45.43    0.99
PMFI  Perpetual Midwest Fin. of IA            8.53     8.53    0.12    1.37    0.96       0.29    3.35        NA      NA     0.86
PERT  Perpetual of SC, MHC (46.8)(8)         11.82    11.82    0.78    6.37    2.19       1.05    8.60       0.12  502.32    0.87
PCBC  Perry Co. Fin. Corp. of MO             19.19    19.19    0.93    4.93    3.79       1.07    5.70       0.03  104.17    0.19
PHFC  Pittsburgh Home Fin. of PA             10.92    10.80    0.62    4.71    3.68       0.79    6.00       1.69   30.77    0.78
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)       6.36     6.36    0.60    9.75    3.97       0.84   13.54       0.15  308.72    1.12
PTRS  Potters Financial Corp of OH            8.83     8.83    0.48    5.37    3.68       0.85    9.54       0.69  252.21    2.78
PKPS  Poughkeepsie Fin. Corp. of NY(8)        8.37     8.37    0.35    4.21    2.40       0.54    6.49       4.19   23.86    1.34
PHSB  Ppls Home SB, MHC of PA (45.0)         11.73    11.73    0.43    3.71    1.96       0.65    5.56       0.45  148.08    1.37
PRBC  Prestige Bancorp of PA                 11.13    11.13    0.37    2.84    2.61       0.65    5.01       0.33   82.34    0.40
PFNC  Progress Financial Corp. of PA          5.26     4.65    0.54   10.32    3.47       0.65   12.30       2.07   37.27    1.11
PSBK  Progressive Bank, Inc. of NY*           8.55     7.64    0.99   11.99    6.74       0.98   11.83       0.94  115.80    1.65
PROV  Provident Fin. Holdings of CA          13.88    13.88    0.32    2.25    1.98       0.28    1.97        NA      NA     0.98
PULB  Pulaski SB, MHC of MO (29.8)           13.05    13.05    0.80    6.20    2.28       1.06    8.20       0.64   41.41    0.33
PLSK  Pulaski SB, MHC of NJ (46.0)           11.90    11.90    0.25    2.97    1.11       0.61    7.21       0.65   83.38    0.95
PULS  Pulse Bancorp of S. River NJ            8.05     8.05    0.72    9.19    4.71       1.08   13.82       0.75   59.52    1.82
QCFB  QCF Bancorp of Virginia MN             17.50    17.50    1.34    7.33    5.22       1.34    7.33       0.17  499.62    2.10
QCBC  Quaker City Bancorp of CA               8.76     8.76    0.37    4.10    2.95       0.61    6.76       1.35   67.38    1.15
QCSB  Queens County Bancorp of NY*           11.85    11.85    1.60   10.80    3.95       1.63   10.95       0.69   89.32    0.69
RARB  Raritan Bancorp. of Raritan NJ*         7.93     7.80    0.96   12.51    5.17       1.02   13.36       0.39  208.57    1.26
REDF  RedFed Bancorp of Redlands CA           8.46     8.42    0.25    3.25    1.56       0.65    8.38       1.81     NA      NA


                                                             Pricing Ratios                      Dividend Data(6)
                                                ----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- --------     ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
NMSB  Newmil Bancorp. of CT*                      19.49  160.22   15.73  160.22   20.38         0.32    2.42   47.06
NASB  North American SB of MO                     13.17  212.85   16.34  220.23   13.99         0.80    1.48   19.51
NBSI  North Bancshares of Chicago IL                NM   153.58   21.72  153.58     NM          0.48    1.78     NM
FFFD  North Central Bancshares of IA              17.65  121.54   27.55  121.54   15.25         0.25    1.39   24.51
NBN   Northeast Bancorp of ME*                    24.65  193.16   13.21  220.49   25.58         0.32    1.18   29.09
NEIB  Northeast Indiana Bncrp of IN               21.43  138.25   21.00  138.25   18.26         0.34    1.62   34.69
NWEQ  Northwest Equity Corp. of WI                20.45  136.16   15.59  136.16   16.22         0.52    2.89   59.09
NWSB  Northwest SB, MHC of PA (30.7)                NM      NM    33.81     NM      NM          0.32    1.06   55.17
NSSY  Norwalk Savings Society of CT*              15.50  181.69   14.64  188.44   13.59         0.40    1.07   16.53
NSSB  Norwich Financial Corp. of CT*              21.04  203.89   22.77  225.77   22.29         0.56    1.87   39.44
NTMG  Nutmeg FS&LA of CT                            NM   155.44    8.65  155.44   26.67         0.20    1.67   60.61
OHSL  OHSL Financial Corp. of OH                  25.46  133.89   14.76  133.89   18.09         0.88    3.20     NM
OCFC  Ocean Fin. Corp. of NJ                        NM   137.11   22.29  137.11   25.17         0.80    2.13     NM
OCN   Ocwen Financial Corp. of FL                 22.79     NM    58.14     NM      NM          0.00    0.00    0.00
OTFC  Oregon Trail Fin. Corp of OR                27.32  121.29   29.13  121.29   27.32         0.00    0.00    0.00
PBHC  OswegoCity SB, MHC of NY (46.)*             26.65  241.87   28.37  241.87   29.74         0.28    0.99   26.42
OFCP  Ottawa Financial Corp. of MI                  NM   201.07   17.56  250.67   23.35         0.36    1.27   48.00
PFFB  PFF Bancorp of Pomona CA                      NM   127.69   13.18  129.05     NM          0.00    0.00    0.00
PSFI  PS Financial of Chicago IL                  24.81  118.49   45.86  118.49   24.46         0.48    2.76   68.57
PVFC  PVF Capital Corp. of OH                     14.16  196.98   13.87  196.98   11.07         0.00    0.00    0.00
PALM  Palfed, Inc. of Aiken SC(8)                   NM   250.19   20.62  250.19     NM          0.12    0.46     NM
PBCI  Pamrapo Bancorp, Inc. of NJ                 21.55  150.42   19.16  151.61   15.63         1.00    4.00     NM
PFED  Park Bancorp of Chicago IL                  29.23  111.37   25.09  111.37   21.07         0.00    0.00    0.00
PVSA  Parkvale Financial Corp of PA               20.89  194.43   14.74  195.76   14.17         0.52    1.82   37.96
PEEK  Peekskill Fin. Corp. of NY                    NM   117.27   30.17  117.27   23.00         0.36    2.09   63.16
PFSB  PennFed Fin. Services of NJ                 21.68  153.69   11.31  183.76   14.83         0.28    0.90   19.58
PWBC  PennFirst Bancorp of PA                     29.37  148.71   12.02  159.07   20.33         0.36    1.95   57.14
PWBK  Pennwood SB of PA*                            NM   126.33   22.05  126.33   20.65         0.32    1.68   56.14
PBKB  People's SB of Brockton MA*                 16.59  224.88   12.61  234.76   27.90         0.44    2.29   37.93
PFDC  Peoples Bancorp of Auburn IN                25.18  182.01   27.68  182.01   19.23         0.64    1.83   46.04
PBCT  Peoples Bank, MHC of CT (40.1)*             24.37  310.16   26.31  310.45     NM          0.76    2.24   54.68
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)             NM   301.10   50.85  328.40     NM          0.35    0.99   40.70
PFFC  Peoples Fin. Corp. of OH                    25.70   86.31   23.48   86.31   25.70         0.50    3.67     NM
PHBK  Peoples Heritage Fin Grp of ME*             17.53  262.19   20.24  311.10   17.31         0.84    2.04   35.74
PSFC  Peoples Sidney Fin. Corp of OH                NM   125.00   31.15  125.00     NM          0.28    1.56     NM
PERM  Permanent Bancorp of IN                       NM   131.71   12.07  133.68   20.00         0.40    1.54   55.56
PMFI  Perpetual Midwest Fin. of IA                  NM   143.73   12.26  143.73     NM          0.30    1.15     NM
PERT  Perpetual of SC, MHC (46.8)(8)                NM   265.77   31.43  265.77     NM          1.40    2.62     NM
PCBC  Perry Co. Fin. Corp. of MO                  26.39  126.33   24.25  126.33   22.84         0.40    1.68   44.44
PHFC  Pittsburgh Home Fin. of PA                  27.17  131.95   14.41  133.36   21.31         0.24    1.28   34.78
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)           25.18  237.13   15.08  237.13   18.13         0.90    2.57   64.75
PTRS  Potters Financial Corp of OH                27.16  143.38   12.66  143.38   15.29         0.40    1.27   34.48
PKPS  Poughkeepsie Fin. Corp. of NY(8)              NM   170.94   14.31  170.94   27.03         0.10    1.00   41.67
PHSB  Ppls Home SB, MHC of PA (45.0)                NM   189.19   22.18  189.19     NM          0.00    0.00    0.00
PRBC  Prestige Bancorp of PA                        NM   109.02   12.14  109.02   21.69         0.12    0.67   25.53
PFNC  Progress Financial Corp. of PA              28.85  273.22   14.37  309.28   24.19         0.12    0.80   23.08
PSBK  Progressive Bank, Inc. of NY*               14.85  173.20   14.81  193.95   15.04         0.68    2.00   29.69
PROV  Provident Fin. Holdings of CA                 NM   114.60   15.91  114.60     NM          0.00    0.00    0.00
PULB  Pulaski SB, MHC of MO (29.8)                  NM   265.98   34.70  265.98     NM          1.10    3.68     NM
PLSK  Pulaski SB, MHC of NJ (46.0)                  NM   186.27   22.18  186.27     NM          0.30    1.58     NM
PULS  Pulse Bancorp of S. River NJ                21.22  185.80   14.95  185.80   14.11         0.70    2.77   58.82
QCFB  QCF Bancorp of Virginia MN                  19.15  140.41   24.57  140.41   19.15         0.00    0.00    0.00
QCBC  Quaker City Bancorp of CA                     NM   135.53   11.88  135.62   20.58         0.00    0.00    0.00
QCSB  Queens County Bancorp of NY*                25.34  319.29   37.85  319.29   25.00         0.80    2.18   55.17
RARB  Raritan Bancorp. of Raritan NJ*             19.34  225.53   17.89  229.33   18.11         0.48    1.68   32.43
REDF  RedFed Bancorp of Redlands CA                 NM   184.84   15.64  185.70   24.84         0.00    0.00    0.00

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of November 6, 1997



                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
RELY  Reliance Bancorp, Inc. of NY            8.23     5.93    0.58    7.07    3.78       0.87   10.49        NA      NA     0.62
RELI  Reliance Bancshares Inc of WI*         48.84    48.84    1.33    2.55    2.90       1.38    2.65        NA      NA     0.56
RIVR  River Valley Bancorp of IN             12.40    12.21    0.46    4.24    2.63       0.62    5.72       0.49  170.62    1.03
RVSB  Riverview Bancorp of WA                21.63    21.63    1.32    6.10    3.93       1.32    6.10       0.14  226.93    0.58
RSLN  Roslyn Bancorp, Inc. of NY*            20.14    20.04    0.86    4.12    2.67       1.35    6.49       0.27  257.00    2.60
SCCB  S. Carolina Comm. Bnshrs of SC         25.67    25.67    0.93    3.47    2.67       1.22    4.56       1.06   59.43    0.81
SBFL  SB Fngr Lakes MHC of NY (33.1)          9.54     9.54    0.13    1.32    0.51       0.44    4.40       0.50  103.35    1.10
SFED  SFS Bancorp of Schenectady NY          12.47    12.47    0.44    3.40    2.71       0.79    6.12        NA      NA      NA
SGVB  SGV Bancorp of W. Covina CA             7.31     7.19    0.20    2.37    1.71       0.47    5.74       1.06   29.26    0.41
SHSB  SHS Bancorp, Inc. of PA                12.64    12.64    0.37    2.96    2.60       0.37    2.96       1.44   35.26    0.75
SISB  SIS Bancorp Inc of MA*                  7.20     7.20    1.38   18.83    9.59       1.37   18.71       0.33  379.00    2.67
SWCB  Sandwich Co-Op. Bank of MA*             7.95     7.61    0.95   11.67    5.78       0.97   11.87        NA      NA     1.06
SFSL  Security First Corp. of OH              9.42     9.27    1.08   11.52    5.03       1.35   14.40       0.33  226.25    0.84
SFNB  Security First Netwrk Bk of GA(8)      33.11    32.57  -29.36     NM      NM      -30.07     NM         NA      NA     1.28
SMFC  Sho-Me Fin. Corp. of MO(8)              9.03     9.03    1.04   10.44    4.57       1.17   11.79       0.29  193.83    0.63
SOBI  Sobieski Bancorp of S. Bend IN         15.12    15.12    0.30    1.83    1.68       0.59    3.55       0.17  145.99    0.33
SOSA  Somerset Savings Bank of MA(8)*         6.34     6.34    0.81   13.81    4.84       0.78   13.26       5.91   24.16    1.87
SSFC  South Street Fin. Corp. of NC*         25.26    25.26    0.92    4.51    2.54       1.17    5.71       0.27   65.44    0.39
SCBS  Southern Commun. Bncshrs of AL         21.33    21.33    0.55    3.24    1.83       0.90    5.30       2.48   46.17    1.94
SMBC  Southern Missouri Bncrp of MO          16.46    16.46    0.66    4.10    3.42       0.64    3.97       0.89   49.20    0.65
SWBI  Southwest Bancshares of IL             11.00    11.00    0.74    6.89    4.04       1.03    9.54       0.20  101.05    0.28
SVRN  Sovereign Bancorp of PA                 4.02     3.02    0.45   11.21    2.03       0.69   17.24        NA      NA     0.92
STFR  St. Francis Cap. Corp. of WI            7.88     6.96    0.64    7.33    4.56       0.70    8.07        NA      NA     0.83
SPBC  St. Paul Bancorp, Inc. of IL            8.60     8.58    0.71    8.16    3.76       1.03   11.80       0.36  210.72    1.10
SFFC  StateFed Financial Corp. of IA         17.78    17.78    1.11    6.16    4.33       1.35    7.47       1.55   16.68    0.32
SFIN  Statewide Fin. Corp. of NJ              9.73     9.71    0.54    5.46    3.45       0.91    9.26       0.43   95.58    0.83
STSA  Sterling Financial Corp. of WA          4.10     3.57    0.10    2.51    0.93       0.32    7.89       0.47   96.70    0.82
SFSB  SuburbFed Fin. Corp. of IL              6.48     6.46    0.39    5.88    3.67       0.56    8.56        NA      NA     0.30
ROSE  T R Financial Corp. of NY*              6.21     6.21    0.99   15.79    5.58       0.88   14.16       0.54   74.97    0.76
THRD  TF Financial Corp. of PA               11.11     9.75    0.54    4.71    3.46       0.74    6.41       0.27  128.49    0.82
TPNZ  Tappan Zee Fin., Inc. of NY            17.92    17.92    0.70    4.22    2.52       0.65    3.90       1.68   32.54    1.17
ESBK  The Elmira SB FSB of Elmira NY*         6.30     6.04    0.36    5.66    3.67       0.35    5.51       0.66   96.75    0.85
TRIC  Tri-County Bancorp of WY               15.32    15.32    0.80    5.16    4.07       1.02    6.55        NA      NA     1.05
TWIN  Twin City Bancorp of TN                12.86    12.86    0.53    4.10    3.09       0.76    5.88       0.16   88.17    0.20
UFRM  United FS&LA of Rocky Mount NC          7.48     7.48    0.22    2.87    1.58       0.38    4.98       0.77  101.45    0.92
UBMT  United Fin. Corp. of MT                22.65    22.65    1.09    4.70    3.80       1.34    5.80       0.48   14.68    0.22
VABF  Va. Beach Fed. Fin. Corp of VA          6.85     6.85    0.21    3.15    1.53       0.47    6.91       1.24   59.40    0.95
VFFC  Virginia First Savings of VA(8)         7.74     7.49    0.64    8.04    3.57       0.55    6.94       2.30   47.12    1.19
WHGB  WHG Bancshares of MD                   20.65    20.65    0.51    2.23    2.19       0.51    2.23       0.15  160.96    0.29
WSFS  WSFS Financial Corp. of DE*             5.20     5.16    1.31   23.75    8.11       1.32   23.91       1.27  134.99    2.68
WVFC  WVS Financial Corp. of PA*             11.16    11.16    1.07    8.59    5.28       1.35   10.77       0.09  733.21    1.25
WRNB  Warren Bancorp of Peabody MA*          10.36    10.36    2.14   22.19    9.69       1.81   18.76       1.15   97.04    1.73
WFSL  Washington FS&LA of Seattle WA         12.08    11.04    1.66   14.31    5.98       1.84   15.86       0.69   62.10    0.58
WAMU  Washington Mutual Inc. of WA(8)*        5.00     4.75    0.35    6.80    0.82       0.74   14.46        NA      NA     0.98
WYNE  Wayne Bancorp of NJ                    13.36    13.36    0.44    2.91    2.48       0.44    2.91       0.90   82.20    1.11
WAYN  Wayne S&L Co. MHC of OH (47.8)          9.24     9.24    0.31    3.43    1.25       0.66    7.25        NA      NA     0.46
WCFB  Wbstr Cty FSB MHC of IA (45.2)         23.35    23.35    1.06    4.61    2.34       1.42    6.15       0.26  152.85    0.69
WBST  Webster Financial Corp. of CT           5.02     4.29    0.41    8.17    2.19       0.74   14.56       0.72  111.52    1.43
WEFC  Wells Fin. Corp. of Wells MN           14.20    14.20    0.72    5.07    4.00       1.06    7.49        NA      NA      NA
WCBI  WestCo Bancorp of IL                   15.24    15.24    1.12    7.28    5.13       1.42    9.19       0.21  139.06    0.37
WSTR  WesterFed Fin. Corp. of MT             10.91     8.73    0.63    5.10    3.39       0.79    6.42       0.41  116.74    0.72
WOFC  Western Ohio Fin. Corp. of OH          13.79    12.85    0.33    2.24    1.96       0.45    3.10        NA      NA     0.58
WWFC  Westwood Fin. Corp. of NJ(8)            9.13     8.13    0.49    5.12    2.80       0.85    8.80       0.13  159.15    0.55
WEHO  Westwood Hmstd Fin Corp of OH          29.40    29.40    0.69    2.40    1.85       1.04    3.61       0.22   77.88    0.22
WFI   Winton Financial Corp. of OH            7.11     6.96    1.00   14.08    8.10       0.84   11.80       0.30   84.06    0.29
FFWD  Wood Bancorp of OH                     12.31    12.31    1.07    8.25    4.27       1.27    9.81       0.35  101.19    0.44


                                                             Pricing Ratios                      Dividend Data(6)
                                                ----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- --------     ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
RELY  Reliance Bancorp, Inc. of NY                26.48  178.74   14.71  248.10   17.84         0.64    1.92   50.79
RELI  Reliance Bancshares Inc of WI*                NM    92.79   45.32   92.79     NM          0.00    0.00    0.00
RIVR  River Valley Bancorp of IN                    NM   119.62   14.83  121.44   28.23         0.16    0.91   34.78
RVSB  Riverview Bancorp of WA                     25.45  155.23   33.58  155.23   25.45         0.00    0.00    0.00
RSLN  Roslyn Bancorp, Inc. of NY*                   NM   151.30   30.47  152.03   23.72         0.24    1.09   40.68
SCCB  S. Carolina Comm. Bnshrs of SC                NM   131.66   33.80  131.66   28.48         0.60    2.67     NM
SBFL  SB Fngr Lakes MHC of NY (33.1)                NM   251.50   23.99  251.50     NM          0.40    1.37     NM
SFED  SFS Bancorp of Schenectady NY                 NM   126.33   15.75  126.33   20.48         0.28    1.27   46.67
SGVB  SGV Bancorp of W. Covina CA                   NM   141.90   10.37  144.27   24.16         0.00    0.00    0.00
SHSB  SHS Bancorp, Inc. of PA                       NM   113.88   14.39  113.88     NM          0.00    0.00    0.00
SISB  SIS Bancorp Inc of MA*                      10.42  186.49   13.42  186.49   10.49         0.56    1.62   16.92
SWCB  Sandwich Co-Op. Bank of MA*                 17.31  194.81   15.49  203.52   17.02         1.40    3.46   59.83
SFSL  Security First Corp. of OH                  19.89  215.78   20.34  219.30   15.91         0.32    1.83   36.36
SFNB  Security First Netwrk Bk of GA(8)             NM   285.43   94.52  290.24     NM          0.00    0.00     NM
SMFC  Sho-Me Fin. Corp. of MO(8)                  21.88  229.68   20.74  229.68   19.36         0.00    0.00    0.00
SOBI  Sobieski Bancorp of S. Bend IN                NM   116.85   17.67  116.85     NM          0.32    1.68     NM
SOSA  Somerset Savings Bank of MA(8)*             20.64  263.27   16.70  263.27   21.50         0.00    0.00    0.00
SSFC  South Street Fin. Corp. of NC*                NM   130.71   33.01  130.71     NM          0.40    2.25     NM
SCBS  Southern Commun. Bncshrs of AL                NM   136.36   29.08  136.36     NM          0.30    1.67     NM
SMBC  Southern Missouri Bncrp of MO               29.23  117.50   19.34  117.50     NM          0.50    2.63     NM
SWBI  Southwest Bancshares of IL                  24.76  164.43   18.08  164.43   17.88         0.76    2.95   73.08
SVRN  Sovereign Bancorp of PA                       NM      NM    19.93     NM      NM          0.08    0.42   20.51
STFR  St. Francis Cap. Corp. of WI                21.93  158.52   12.49  179.39   19.92         0.48    1.22   26.82
SPBC  St. Paul Bancorp, Inc. of IL                26.57  210.33   18.09  210.87   18.38         0.40    1.64   43.48
SFFC  StateFed Financial Corp. of IA              23.08  138.96   24.71  138.96   19.01         0.40    1.48   34.19
SFIN  Statewide Fin. Corp. of NJ                  28.95  158.27   15.39  158.50   17.05         0.44    2.00   57.89
STSA  Sterling Financial Corp. of WA                NM   246.44   10.10  282.66     NM          0.00    0.00    0.00
SFSB  SuburbFed Fin. Corp. of IL                  27.24  152.97    9.92  153.53   18.72         0.32    0.96   26.02
ROSE  T R Financial Corp. of NY*                  17.93  263.37   16.34  263.37   20.00         0.64    1.94   34.78
THRD  TF Financial Corp. of PA                    28.92  137.77   15.31  157.07   21.24         0.40    1.67   48.19
TPNZ  Tappan Zee Fin., Inc. of NY                   NM   146.34   26.23  146.34     NM          0.28    1.33   52.83
ESBK  The Elmira SB FSB of Elmira NY*             27.21  151.33    9.53  157.85   27.95         0.64    2.08   56.64
TRIC  Tri-County Bancorp of WY                    24.57  120.42   18.44  120.42   19.35         0.60    2.12   52.17
TWIN  Twin City Bancorp of TN                       NM   131.34   16.89  131.34   22.62         0.40    2.81     NM
UFRM  United FS&LA of Rocky Mount NC                NM   179.10   13.39  179.10     NM          0.24    2.00     NM
UBMT  United Fin. Corp. of MT                     26.33  124.06   28.10  124.06   21.34         0.98    3.96     NM
VABF  Va. Beach Fed. Fin. Corp of VA                NM   200.00   13.70  200.00   29.82         0.20    1.18     NM
VFFC  Virginia First Savings of VA(8)             27.98  215.21   16.66  222.60     NM          0.10    0.41   11.36
WHGB  WHG Bancshares of MD                          NM   109.89   22.70  109.89     NM          0.32    2.06     NM
WSFS  WSFS Financial Corp. of DE*                 12.33  287.16   14.94  289.46   12.24         0.00    0.00    0.00
WVFC  WVS Financial Corp. of PA*                  18.93  169.94   18.97  169.94   15.09         1.20    3.75   71.01
WRNB  Warren Bancorp of Peabody MA*               10.32  212.38   22.01  212.38   12.21         0.52    2.51   25.87
WFSL  Washington FS&LA of Seattle WA              16.71  220.14   26.60  241.03   15.07         0.92    2.85   47.67
WAMU  Washington Mutual Inc. of WA(8)*              NM      NM    35.93     NM      NM          1.12    1.64     NM
WYNE  Wayne Bancorp of NJ                           NM   121.32   16.20  121.32     NM          0.20    0.95   38.46
WAYN  Wayne S&L Co. MHC of OH (47.8)                NM   268.71   24.84  268.71     NM          0.62    2.21     NM
WCFB  Wbstr Cty FSB MHC of IA (45.2)                NM   194.68   45.46  194.68     NM          0.80    3.90     NM
WBST  Webster Financial Corp. of CT                 NM   293.92   14.77  344.05   25.59         0.80    1.24   56.34
WEFC  Wells Fin. Corp. of Wells MN                25.00  124.66   17.70  124.66   16.90         0.48    2.63   65.75
WCBI  WestCo Bancorp of IL                        19.50  143.23   21.83  143.23   15.45         0.60    2.18   42.55
WSTR  WesterFed Fin. Corp. of MT                  29.47  127.72   13.93  159.56   23.40         0.46    1.93   56.79
WOFC  Western Ohio Fin. Corp. of OH                 NM   113.34   15.63  121.62     NM          1.00    3.77     NM
WWFC  Westwood Fin. Corp. of NJ(8)                  NM   176.84   16.14  198.50   20.80         0.20    0.72   25.64
WEHO  Westwood Hmstd Fin Corp of OH                 NM   114.20   33.57  114.20     NM          0.28    1.72     NM
WFI   Winton Financial Corp. of OH                12.34  173.86   12.36  177.61   14.74         0.46    2.33   28.75
FFWD  Wood Bancorp of OH                          23.42  194.33   23.91  194.33   19.68         0.40    2.16   50.63

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of November 6, 1997



                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    ----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
YFCB  Yonkers Fin. Corp. of NY               14.90    14.90    0.86    5.03    3.85       1.16    6.82       0.48   72.05    0.78
YFED  York Financial Corp. of PA              8.61     8.61    0.62    7.45    3.72       0.78    9.45       2.50   23.98    0.69


                                                             Pricing Ratios                      Dividend Data(6)
                                                ----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- --------     ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
YFCB  Yonkers Fin. Corp. of NY                    25.99  138.99   20.71  138.99   19.17         0.24    1.22   31.58
YFED  York Financial Corp. of PA                  26.85  190.85   16.44  190.85   21.19         0.60    2.21   59.41

                                    EXHIBIT 2

                        Peer Group Core Earnings Analysis

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Core Earnings Analysis
                        Comparable Institution Analysis
                   For the Twelve Months Ended June 30, 1997


                                                                                                Estimated
                                           Net Income   Less: Net    Tax Effect   Less: Extd   Core Income                Estimated
                                           to Common   Gains(Loss)      @ 34%        Items      to Common     Shares      Core EPS
                                           ----------  -----------   ----------   ----------   ----------   ----------    -------
                                             ($000)       ($000)        $000)       ($000)      ($000)       ($000)        ($)

Comparable Group
----------------

ALBK  ALBANK Fin. Corp. of Albany NY         29,419       10,167       -3,457            0        36,129        12,872      2.81
DIME  Dime Community Bancorp of NY           12,316        1,404         -477            0        13,243        12,625      1.05
FMCO  FMS Financial Corp. of NJ               3,717        2,661         -905            0         5,473         2,388      2.29
FSPG  First Home Bancorp of NJ                4,430        2,065         -702            0         5,793         2,708      2.14
FFIC  Flushing Fin. Corp. of NY               7,414          512         -174            0         7,752         7,983      0.97
HAVN  Haven Bancorp of Woodhaven NY           9,146        6,775       -2,304            0        13,618         4,386      3.10
IBSF  IBS Financial Corp. of NJ               3,664        4,137       -1,407            0         6,394        11,012      0.58
JSB   JSB Financial, Inc. of NY              27,406       -2,062          701            0        26,045         9,898      2.63
OCFC  Ocean Fin. Corp. of NJ                    357       19,085       -6,489         -165        12,788         8,606      1.49
PFSB  PennFed Fin. Services of NJ             6,886        4,813       -1,636            0        10,063         4,823      2.09
PSBK  Progressive Bank, Inc. of NY            8,780         -207           70            0         8,643         3,828      2.26
PULS  Pulse Bancorp of S. River NJ            3,676        2,800         -952            0         5,524         3,081      1.79
QCSB  Queens County Bancorp of NY            21,888          420         -143            0        22,165        15,108      1.47
RELY  Reliance Bancorp, Inc. of NY           10,935        8,078       -2,747            0        16,266         8,712      1.87
SFIN  Statewide Fin. Corp. of NJ              3,588        3,744       -1,273            0         6,059         4,710      1.29
ROSE  T R Financial Corp. of NY              32,295       -4,889        1,662            0        29,068        17,592      1.65




Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                    EXHIBIT 3

                            Pro Forma Analysis Sheet

                                    EXHIBIT 3
                            PRO FORMA ANALYSIS SHEET
                           Staten Island Savings Bank
                          Prices as of November 6, 1997

                                                                      Peer Group       New York Companies  All Savings Institutions
                                                                  ------------------   ------------------  ------------------------
Price Multiple                             Symbol   Subject (1)   Mean        Median   Mean        Median     Mean          Median
--------------                             ------   -----------   ----        ------   ----        ------     ----          ------
Price-core earnings ratio                  P/Core      15.09 x     18.29x     17.45x    20.21x     20.22x     19.53x        19.01x

Price-tangible book ratio          =        P/TB       78.57%     180.36%    181.87%   166.72%    157.29%    165.68%       148.32%

Price-assets ratio                 =         P/A       16.45%      18.52%     15.65%    19.39%     16.74%     19.53%        17.08%

Valuation Parameters
--------------------

Pre-Conversion Earnings (Y)                   $23,994,000              ESOP Stock Purchases (E)                   8.00% (5)
Pre Conversion Core Earnings                  $20,210,000              Cost of ESOP Borrowings (S)                0.00% (4)
Pre-Conversion Book Value (B)                $195,283,000              ESOP Amortization (T)                      15.00 years
Pre-Conv. Tang. Book Value (B)               $176,350,000              RRP Amount (M)                             4.00%
Pre-Conversion Assets (A)                  $2,144,500,000              RRP Vesting (N)                             5.00 years (5)
Reinvestment Rate (2)(R)                            2.88%              Foundation (F)                             5.00%
Est. Conversion Expenses (3)(X)                     1.94%              Tax Benefit (Z)                        9,165,000
Tax rate (TAX)                                     47.00%              Percentage Sold (PCT)                    100.00%

Calculation of Pro Forma Value After Conversion
-----------------------------------------------

1.    V=             P/E * (Y)                                              V=   $409,500,000
          -----------------------------------------------------------
          1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

2.    V=           P/B * (B+Z)                                              V=   $409,500,000
          ---------------------------
          1 - P/B * PCT * (1-X-E-M-F)

3.    V=           P/A * (A+Z)                                              V=   $409,500,000
          -------------------------------
          1 - P/A * PCT * (1-X-E-M-F)


                                                                                        Shares                          Aggregate
                                Shares Sold to    Price Per      Gross Offering       Issued To     Total Shares      Market Value
Conclusion                         Public            Share          Proceeds          Foundation       Issued       of Stock Issued
-----------                        ------            -----          --------          ----------       ------       ---------------
Minimum                            27,625,000        12.00       $331,500,000       1,381,250       29,006,250          348,075,000
Midpoint                           32,500,000        12.00        390,000,000       1,625,000       34,125,000          409,500,000
Maximum                            37,375,000        12.00        448,500,000       1,868,750       39,243,750          470,925,000
Supermaximum                       42,981,250        12.00        515,775,000       2,149,063       45,130,313          541,563,756

--------------------------

(1) Pricing ratios shown reflect the final value.
(2) Net return reflects a reinvestment rate of 5.89 percent, and a tax rate of 47.00 percent.
(3) Offering expenses shown at estimated midpoint value.
(4) No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 15 years and 5 years, respectively; amortizationexpenses tax effected at 47.00 percent.

                                    EXHIBIT 4

                     Pro Forma Effect of Conversion Proceeds

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Staten Island Savings Bank
                                 At the Minimum


1.      Offering Proceeds                                                       $331,500,000
        Less: Estimated Offering Expenses                                          6,932,000
                                                                                   ---------
        Net Conversion Proceeds                                                 $324,568,000


2.      Estimated Additional Income from Conversion Proceeds

        Net Conversion Proceeds                                                 $324,568,000
        Less: Proceeds Invested in Non-Earning Fixed Assets                                0
        Less: Non-Cash Stock Purchases (1)                                        39,780,000
                                                                                  ----------
        Net Proceeds Reinvested                                                 $284,788,000
        Estimated net incremental rate of return                                       2.88%
                                                                                       -----
        Earnings Increase                                                         $8,211,008
           Less: Estimated cost of ESOP borrowings (2)                                     0
           Less: Amortization of ESOP borrowings (3)                                 937,040
           Less: Recognition Plan Vesting (4)                                      1,405,560
                                                                                   ---------
        Net Earnings Increase                                                     $5,868,408


                                                                                          Net
                                                                        Before          Earnings           After
3.      Pro Forma Earnings                                            Conversion        Increase         Conversion
                                                                      ----------        --------         ----------
        12 Months ended September 30, 1997 (reported)                $23,994,000       $5,868,408       $29,862,408
        12 Months ended September 30, 1997 (core)                    $20,210,000       $5,868,408       $26,078,408

                                                        Before          Net Cash     Tax Benefit (5)      After
4.      Pro Forma Net Worth                           Conversion        Proceeds     Of Contribution    Conversion
                                                      ----------        --------     ---------------    ----------
        September 30, 1997                           $195,283,000   $284,788,000       $7,790,250      $487,861,250
        September 30, 1997 (Tangible)                $176,350,000   $284,788,000       $7,790,250      $468,928,250

                                                        Before          Net Cash     Tax Benefit (5)      After
5.      Pro Forma Assets                              Conversion        Proceeds     Of Contribution    Conversion
                                                      ----------        --------     ---------------    ----------
        September 30, 1997                         $2,144,500,000   $284,788,000       $7,790,250     $2,437,078,250


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 47.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at 47.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Staten Island Savings Bank
                                 At the Midpoint

1.      Offering Proceeds                                                       $390,000,000
        Less: Estimated Offering Expenses                                          7,551,000
                                                                                   ---------
        Net Conversion Proceeds                                                 $382,449,000


2.      Estimated Additional Income from Conversion Proceeds

        Net Conversion Proceeds                                                 $382,449,000
        Less: Proceeds Invested in Non-Earning Fixed Assets                                0
        Less: Non-Cash Stock Purchases (1)                                        46,800,000
                                                                                  ----------
        Net Proceeds Reinvested                                                 $335,649,000
        Estimated net incremental rate of return                                       2.88%
                                                                                       -----
        Earnings Increase                                                         $9,677,432
           Less: Estimated cost of ESOP borrowings (2)                                     0
           Less: Amortization of ESOP borrowings (3)                               1,102,400
           Less: Recognition Plan Vesting (4)                                      1,653,600
                                                                                   ---------
        Net Earnings Increase                                                     $6,921,432


                                                                                          Net
                                                                        Before          Earnings           After
3.      Pro Forma Earnings                                            Conversion        Increase         Conversion
                                                                      ----------        --------         ----------
        12 Months ended September 30, 1997 (reported)                $23,994,000       $6,921,432       $30,915,432
        12 Months ended September 30, 1997 (core)                    $20,210,000       $6,921,432       $27,131,432

                                                        Before          Net Cash     Tax Benefit (5)       After
4.      Pro Forma Net Worth                           Conversion        Proceeds     Of Contribution     Conversion
                                                      ----------        --------     ---------------     ----------
        September 30, 1997                           $195,283,000   $335,649,000      $9,165,000        $540,097,000
        September 30, 1997 (Tangible)                $176,350,000   $335,649,000      $9,165,000        $521,164,000

                                                        Before          Net Cash     Tax Benefit (5)       After
5.      Pro Forma Assets                              Conversion        Proceeds     Of Contribution     Conversion
                                                      ----------        --------     ---------------     ----------
        September 30, 1997                          $2,144,500,000  $335,649,000      $9,165,00        $2,489,314,000

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 47.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at 47.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Staten Island Savings Bank
                                 At the Maximum

1.      Offering Proceeds                                                       $448,500,000
        Less: Estimated Offering Expenses                                          8,170,000
                                                                                   ---------
        Net Conversion Proceeds                                                 $440,330,000


2.      Estimated Additional Income from Conversion Proceeds

        Net Conversion Proceeds                                                 $440,330,000
        Less: Proceeds Invested in Non-Earning Fixed Assets                                0
        Less: Non-Cash Stock Purchases (1)                                        53,820,000
                                                                                  ----------
        Net Proceeds Reinvested                                                 $386,510,000
        Estimated net incremental rate of return                                       2.88%
                                                                                       -----
        Earnings Increase                                                        $11,143,856
           Less: Estimated cost of ESOP borrowings (2)                                     0
           Less: Amortization of ESOP borrowings (3)                               1,267,760
           Less: Recognition Plan Vesting (4)                                      1,901,640
                                                                                   ---------
        Net Earnings Increase                                                     $7,974,456


                                                                                          Net
                                                                        Before          Earnings           After
3.      Pro Forma Earnings                                            Conversion        Increase         Conversion
                                                                      ----------        --------         ----------
        12 Months ended September 30, 1997 (reported)                $23,994,000       $7,974,456       $31,968,456
        12 Months ended September 30, 1997 (core)                    $20,210,000       $7,974,456       $28,184,456

                                                        Before          Net Cash     Tax Benefit (5)       After
4.      Pro Forma Net Worth                           Conversion        Proceeds     Of Contribution     Conversion
                                                      ----------        --------     ---------------     ----------

        September 30, 1997                           $195,283,000   $386,510,000      $10,539,750       $592,332,750
        September 30, 1997 (Tangible)                $176,350,000   $386,510,000      $10,539,750       $573,399,750

                                                        Before          Net Cash     Tax Benefit (5)       After
5.      Pro Forma Assets                              Conversion        Proceeds     Of Contribution     Conversion
                                                      ----------        --------     ---------------     ----------

        September 30, 1997                         $2,144,500,000   $386,510,000      $10,539,750     $2,541,549,750



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 47.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at 47.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Staten Island Savings Bank
                            At the Supermaximum Value

1.      Offering Proceeds                                                       $515,775,000
        Less: Estimated Offering Expenses                                          8,882,000
                                                                                   ---------
        Net Conversion Proceeds                                                 $506,893,000


2.      Estimated Additional Income from Conversion Proceeds

        Net Conversion Proceeds                                                 $506,893,000
        Less: Proceeds Invested in Non-Earning Fixed Assets                                0
        Less: Non-Cash Stock Purchases (1)                                        61,893,000
                                                                                  ----------
        Net Proceeds Reinvested                                                 $445,000,000
        Estimated net incremental rate of return                                       2.88%
                                                                                       -----
        Earnings Increase                                                        $12,830,240
           Less: Estimated cost of ESOP borrowings (2)                                     0
           Less: Amortization of ESOP borrowings (3)                               1,457,924
           Less: Recognition Plan Vesting (4)                                      2,186,886
                                                                                   ---------
        Net Earnings Increase                                                     $9,185,430


                                                                                          Net
                                                                        Before          Earnings           After
3.      Pro Forma Earnings                                            Conversion        Increase         Conversion
                                                                      ----------        --------         ----------
        12 Months ended September 30, 1997 (reported)                $23,994,000       $9,185,430        $33,179,430
        12 Months ended September 30, 1997 (core)                    $20,210,000       $9,185,430        $29,395,430

                                                        Before          Net Cash     Tax Benefit (5)       After
4.      Pro Forma Net Worth                           Conversion        Proceeds     Of Contribution     Conversion
                                                      ----------        --------     ---------------     ----------

        September 30, 1997                         $195,283,000     $445,000,000      $12,120,713       $652,403,713
        September 30, 1997 (Tangible)              $176,350,000     $445,000,000      $12,120,713       $633,470,713

                                                        Before          Net Cash     Tax Benefit (5)       After
5.      Pro Forma Assets                              Conversion        Proceeds     Of Contribution     Conversion
                                                      ----------        --------     ---------------     ----------

        September 30, 1997                       $2,144,500,000     $445,000,000      $12,120,713     $2,601,620,713


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 47.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at 47.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    EXHIBIT 5

                          Firm Qualifications Statement

RP FINANCIAL, LC.
------------------------------------------
FINANCIAL SERVICES INDUSTRY CONSULTANTS             FIRM QUALIFICATION STATEMENT

RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING

RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

MERGER AND ACQUISITION SERVICES

RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES

RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES

RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

YEAR 2000 SERVICES

RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.

RP Financial's Key Personnel (Years of Relevant Experience)

     Ronald S. Riggins, Managing Director (17)
     William E. Pommerening, Managing Director (13)
     Gregory E. Dunn, Senior Vice President (15)
     James P. Hennessey, Senior Vice President (12)
     James J. Oren, Vice President (10)

--------------------------------------------------------------------------------
WASHINGTON HEADQUARTERS
Rosslyn Center
1700 North Moore Street, Suite 2210                    Telephone: (703) 528-1700
Arlington, VA 22209                                      Fax No.: (703) 528-1788